   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 28, 2002

                                               SECURITIES ACT FILE NO. 33-63943
                                       INVESTMENT COMPANY ACT FILE NO. 811-4661
================================================================================


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM N-1A

                            REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933                        [ ]


                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                         POST-EFFECTIVE AMENDMENT NO. 8                      [X]
                    AND/OR REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                      [ ]

                                AMENDMENT NO. 16                             [X]
                        (CHECK APPROPRIATE BOX OR BOXES)

                               ----------------

                   PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (973) 367-7525

                        MARGUERITE E.H. MORRISON, ESQ.
                             GATEWAY CENTER THREE
                              100 MULBERRY STREET
                         NEWARK, NEW JERSEY 07102-4077

               NAME AND ADDRESS OF AGENT FOR SERVICE OF PROCESS)

                               ----------------

     APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of the Registration Statement.

             IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE
                            (CHECK APPROPRIATE BOX):


 [ ] immediately upon filing pursuant to paragraph(b)
 [X] on February 28, 2002 pursuant to paragraph(b)
 [ ] 60 days after filing pursuant to paragraph(a)(1)
 [ ] on (date) pursuant to paragraph(a)(1)
 [ ] 75 days after filing pursuant to paragraph(a)(2)
 [ ] on (date) pursuant to paragraph(a)(2) of Rule 485.


                   IF APPROPRIATE, CHECK THE FOLLOWING BOX:

 [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                               ----------------

Title of Securities Being Registered .........    Shares of Common Stock, $.01 par value per share.

================================================================================

                                   PROSPECTUS
                                   FEBRUARY 28, 2002





PRUDENTIAL



GLOBAL TOTAL RETURN FUND, INC.



                                   FUND TYPE

                                   Global/international bond


                                   OBJECTIVE

                                   Total return, made up of current income and capital appreciation


                                   As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the Fund's shares nor has the SEC determined that this prospectus is complete or accurate. It is a criminal offense to state otherwise.


Prudential Financial is a service mark of The Prudential Insurance Company of
America, Newark, NJ, and its affiliates.


                                   PRUDENTIAL [LOGO] FINANCIAL

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------


1   Risk/Return Summary
1   Investment Objective and Principal Strategies
1   Principal Risks
3   Evaluating Performance
5   Fees and Expenses

7   How the Fund Invests
7   Investment Objective and Policies
9   Other Investments and Strategies
13  Investment Risks

17  How the Fund is Managed
17  Board of Directors
17  Manager
17  Investment Adviser
17  Portfolio Managers
19  Distributor

20  Fund Distributions and Tax Issues
20  Distributions
21  Tax Issues
22  If You Sell or Exchange Your Shares

24  How to Buy, Sell and Exchange Shares of the Fund
24  How to Buy Shares
33  How to Sell Your Shares
37  How to Exchange Your Shares
39  Telephone Redemptions or Exchanges
39  Expedited Redemption Privilege

40  Financial Highlights
40  Class A Shares
41  Class B Shares
42  Class C Shares
43  Class Z Shares

44  The Prudential Mutual Fund Family


     For More Information (Back Cover)


--------------------------------------------------------------------------------
    PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.   [GRAPHIC OMITTED] (800) 225-1852

--------------------------------------------------------------------------------
Risk/Return Summary
--------------------------------------------------------------------------------


This section highlights key information about PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC., which we refer to as "the Fund." Additional information follows this summary.


INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is to seek TOTAL RETURN, made up of CURRENT INCOME and CAPITAL APPRECIATION. We normally invest at least 65% of the Fund's total assets in income-producing debt securities of U.S. and foreign corporations and governments, supranational organizations, semi-governmental entities or government agencies, authorities or instrumentalities and short-term bank debt securities or bank deposits. We look mostly for investment-grade securities denominated in U.S. dollars or foreign currencies.
   We may use a variety of hedging strategies to protect the value of the Fund's investments, including derivatives and cross-currency hedges.
   Our approach to global investing focuses on country and currency selection. We look at fundamentals to identify relative value.
   While we make every effort to achieve our objective, we can't guarantee success.

(sidebar)
--------------------------------------------------------------------------------
DID YOU KNOW...
A SUPRANATIONAL ORGANIZATION IS FORMED BY THE GOVERNMENTS OF DIFFERENT
COUNTRIES TO PROMOTE ECONOMIC DEVELOPMENT. THE WORLD BANK, THE EUROPEAN INVESTMENT BANK AND THE ASIAN DEVELOPMENT BANK ARE SUPRANATIONAL ENTITIES. SECURITIES OF SEMI-GOVERNMENTAL ENTITIES ARE ISSUED BY ORGANIZATIONS OWNED BY A NATIONAL OR STATE GOVERNMENT OR ARE DEBTS OF A POLITICAL UNIT THAT ARE NOT BACKED BY THE NATIONAL GOVERNMENT'S CREDIT AND TAXING POWER. THE PROVINCE OF ONTARIO AND THE CITY OF STOCKHOLM ARE EXAMPLES OF SEMI-GOVERNMENTAL ENTITIES.
--------------------------------------------------------------------------------
(end sidebar)

PRINCIPAL RISKS

Although we try to invest wisely, all investments involve risk. The Fund invests in debt obligations which have credit, market and interest rate risks. Credit risk is the possibility that an issuer of a debt obligation does not pay the Fund interest or repay principal. Market risk, which may affect an industry, a sector or the entire market, is the possibility that the market value of an investment may move up or down and that its movement may occur quickly or unpredictably. Interest rate risk refers to the fact that the value of most bonds will fall when interest rates rise.


--------------------------------------------------------------------------------
                                                                               1

--------------------------------------------------------------------------------
Risk/Return Summary
--------------------------------------------------------------------------------

The longer the maturity and the lower the credit quality of a bond, the more likely its value will decline.
   Since we invest in foreign securities, there are different risks than if we invested only in obligations of the U.S. government and U.S. corporations. The amount of income available for distribution may be affected by the Fund's foreign currency gains or losses and certain hedging activities of the Fund. Foreign markets, especially those in developing countries, are often more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to U.S. issuers. In addition, changes in currency exchange rates can reduce or increase market performance.
   The Fund is nondiversified, meaning we can invest more than 5% of our assets in the securities of any one issuer. Investing in a nondiversified mutual fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in the value of one security may represent a greater portion of the total assets of a nondiversified fund.
   Some of our investment strategies--such as using derivatives--involve above-average risks. The Fund may use risk management techniques to try to preserve assets or derivative strategies to try to enhance return. Derivatives may not fully offset the underlying positions and this could result in losses to the Fund that would not otherwise have occurred.
   The Fund may actively and frequently trade its portfolio securities. High portfolio turnover results in higher transaction costs and can affect the Fund's performance and have adverse tax consequences.
   Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."
   An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


--------------------------------------------------------------------------------
2   PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.   [GRAPHIC OMITTED] (800) 225-1852

--------------------------------------------------------------------------------
Risk/Return Summary
--------------------------------------------------------------------------------

EVALUATING PERFORMANCE

A number of factors--including risk--can affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation for the last 10 years. The bar chart and table below demonstrate the risk of investing in the Fund by showing how returns can change from year to year and by showing how the Fund's average annual total returns compare, before and after taxes, with a bond index and a group of similar mutual funds. Past performance does not mean that the Fund will achieve similar results in the future.

 Annual Returns* (Class A shares)

-0.68%  18.12%  -6.78%   25.45%  13.15%   4.55%   8.92%  -3.95%   3.49%   -0.15%
--------------------------------------------------------------------------------
 1992    1993    1994     1995    1996    1997    1998    1999    2000     2001

BEST QUARTER: 11.06% (1st quarter of 1995)
WORST QUARTER: -6.79% (3rd quarter of 1992)

* These annual returns do not include sales charges. If the sales charges were included, the annual returns would be lower than those shown. Without the distribution and service (12b-1) fee waiver, the annual returns would have been lower, too.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Risk/Return Summary
--------------------------------------------------------------------------------


 -------------------------------------------------
 Average Annual Returns(1) (as of 12-31-01)
 --------------------------------------------------------------------------------------
 Return Before Taxes             1 YR       5 YRS     10 YRS     SINCE INCEPTION
 Class B shares                 -5.28%      1.78%        N/A     3.45% (since 1-15-96)
 Class C shares                 -2.43%      1.73%        N/A     3.39% (since 1-15-96)
 Class Z shares                  0.10%        N/A        N/A     2.98% (since 3-17-97)
 --------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------
 CLASS A SHARES
 --------------------------------------------------------------------------------------
 Return Before Taxes            -4.14%      1.65%      5.35%     7.98% (since 7-7-86)(2)
 Return After Taxes on
   Distributions(3)             -5.69%     -0.39%      2.51%     4.99%
 Return After Taxes on
   Distribution and Sale of
   Fund Shares(3)               -2.51%      0.58%      3.05%     5.35%
 --------------------------------------------------------------------------------------

 --------------------------------------------------------------------------------------
 INDEX (reflects no deduction for fees, expenses or taxes)
 --------------------------------------------------------------------------------------
 Morgan GBI(4)                   1.91%      2.76%      4.51%     N/A(4)
 SBWGBI(5)                       2.62%      5.04%      4.51%     N/A(5)
 Lipper Average(6)               2.63%      2.87%      4.77%     N/A(6)
 --------------------------------------------------------------------------------------


(1) The Fund's returns are after deduction of sales charges and expenses. Without the distribution and service (12b-1) fee waiver, the annual returns would have been lower.


(2)  Prior to 1-15-96, the Fund operated as a closed-end investment company.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class B shares. After-tax returns for other classes will vary due to differing sales charges and expenses. Past performance, before and after taxes, does not mean that the Fund will achieve similar results in the future.

(4) The J. P. Morgan Government Bond Index--Global (Morgan GBI) is a market-weighted index of the total return of government bonds of the following nations: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, Spain, Sweden, the United Kingdom and the United States. The Morgan GBI is an unmanaged index and is traded, unhedged and measured in U.S. dollars. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes. The securities in the Morgan GBI may be very different than those in the Fund. These returns would be lower if they included the effect of sales charges, operating expenses and taxes. Morgan GBI returns since the inception of each class are 6.97% for Class A, 2.96% for Class B, 2.96% for Class C and 3.41% for Class Z shares. Source: Lipper Inc.

(5) Saloman Brothers World Government Bond Index (SBWGBI) unhedged is a market capitalization weighted index consisting of the government bond markets of 18 countries, which are selected based on market capitalization and investability criteria. All issues have a remaining maturity of at least one year. The SBWGBI is replacing the Morgan GBI as a comparative index because the SBWGBI more closely correlates to the way the Fund is managed. These returns do not include the effect of any sales charges or operating expenses of a mutual fund or taxes, which would lower the returns. SBWGBI returns since the inception of each class are 7.26% for Class A , 2.65% for Class B, 2.65% for Class C and 3.19% for Class Z. Source: Lipper Inc.

(6) The Lipper Average is based on the average return of all mutual funds in the Lipper Global Income Funds category and does not include the effect of any sales charges or taxes. Again, these returns would be lower if they included the effect of sales charges and taxes. Lipper returns since the inception of each class are 7.78% for Class A, 3.80% for Class B and Class C and 3.43% for Class Z shares. Source: Lipper Inc.



--------------------------------------------------------------------------------
4   PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.   [GRAPHIC OMITTED] (800) 225-1852

--------------------------------------------------------------------------------
Risk/Return Summary
--------------------------------------------------------------------------------

FEES AND EXPENSES

This table shows the sales charges, fees and expenses that you may pay if you buy and hold shares of each class of the Fund--Class A, B, C and Z. Each share class has different (or no) sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."



----------------------------------------------------------------
 Shareholder Fees(1) (paid directly from your investment)
---------------------------------------------------------------------------------------------------------
                                                     CLASS A        CLASS B        CLASS C     CLASS Z
---------------------------------------------------------------------------------------------------------
 Maximum sales charge (load) imposed on                   4%          None           1%         None
   purchases (as a percentage of offering price)
---------------------------------------------------------------------------------------------------------
 Maximum deferred sales charge (load) (as a             None          5%(2)          1%(3)      None
   percentage of the lower of original purchase
   price or sale proceeds)
---------------------------------------------------------------------------------------------------------
 Maximum sales charge (load) imposed on                 None          None          None        None
   reinvested dividends and other distributions
---------------------------------------------------------------------------------------------------------
 Redemption fees                                        None          None          None        None
---------------------------------------------------------------------------------------------------------
 Exchange fee                                           None          None          None        None
---------------------------------------------------------------------------------------------------------


----------------------------------------------------------------
 Annual Fund Operating Expenses (deducted from Fund assets)
---------------------------------------------------------------------------------------------------------
                                                 CLASS A       CLASS B         CLASS C        CLASS Z
---------------------------------------------------------------------------------------------------------
 Management fees                                  .75%           .75%            .75%           .75%
---------------------------------------------------------------------------------------------------------
 + Distribution and service (12b-1) fees          .30%(4)       1.00%           1.00%(4)        None
---------------------------------------------------------------------------------------------------------
 + Other expenses                                 .52%           .52%            .52%           .52%
---------------------------------------------------------------------------------------------------------
 = TOTAL ANNUAL FUND OPERATING EXPENSES          1.57%          2.27%           2.27%          1.27%
---------------------------------------------------------------------------------------------------------
 - Fee waiver                                     .05%(4)        None            .25%(4)        None
---------------------------------------------------------------------------------------------------------
 = Net annual Fund operating expenses            1.52%          2.27%           2.02%          1.27%
---------------------------------------------------------------------------------------------------------


(1) Your broker may charge you a separate or additional fee for purchases and sales of shares.

(2) The Contingent Deferred Sales Charge (CDSC) for Class B shares decreases by 1% annually to 1% in the fifth and sixth years and 0% in the seventh year. Class B shares convert to Class A shares approximately seven years after purchase.

(3) The CDSC for Class C shares is 1% for shares redeemed within 18 months of purchase.


(4) For the fiscal year ending 12-31-02, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares and to .75 of 1% of the average daily net assets of Class C shares.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Risk/Return Summary
--------------------------------------------------------------------------------

EXAMPLE
This example will help you compare the fees and expenses of the Fund's different share classes and the cost of investing in the Fund with the cost of investing in other mutual funds.
   The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same, except for the Distributor's reduction of distribution and service (12b-1) fees for Class A, Class B and Class C shares during the first year. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


-------------------------------------------------------------------------------
                             1 YR         3 YRS          5 YRS         10 YRS
-------------------------------------------------------------------------------
 Class A shares              $548         $871          $1,216         $2,189
-------------------------------------------------------------------------------
 Class B shares              $705         $985          $1,292         $2,327
-------------------------------------------------------------------------------
 Class C shares              $403         $779          $1,280         $2,660
-------------------------------------------------------------------------------
 Class Z shares              $129         $403          $  697         $1,534
-------------------------------------------------------------------------------


You would pay the following expenses on the same investment if you did not sell your shares:


-------------------------------------------------------------------------------
                             1 YR         3 YRS          5 YRS         10 YRS
-------------------------------------------------------------------------------
 Class A shares              $548         $871          $1,216         $2,189
-------------------------------------------------------------------------------
 Class B shares              $205         $685          $1,192         $2,327
-------------------------------------------------------------------------------
 Class C shares              $303         $779          $1,280         $2,660
-------------------------------------------------------------------------------
 Class Z shares              $129         $403          $  697         $1,534
-------------------------------------------------------------------------------


--------------------------------------------------------------------------------
6   PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.   [GRAPHIC OMITTED] (800) 225-1852

--------------------------------------------------------------------------------
How the Fund Invests
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is to seek TOTAL RETURN, made up of CURRENT INCOME and CAPITAL APPRECIATION. This means we seek investments that will increase in value, as well as pay the Fund interest and other income. While we make every effort to achieve our objective, we can't guarantee success.

   In pursuing our objective, we normally invest at least 65% of the Fund's total assets in income-producing debt securities of U.S. and foreign corporations and governments, supranational organizations, semi-governmental entities or government agencies, authorities or instrumentalities and short-term bank debt securities or bank deposits. We can invest in developed countries and developing or emerging market countries that we believe are stable. Securities of developing countries may be subject to more abrupt or erratic market movements than those of developed countries. We can invest in debt securities in U.S. dollars and debt securities in foreign countries based on U.S. dollars or foreign currencies. As a "global" fund, we usually invest in issuers from at least three different countries, including the United States.
   The investment adviser has a team of fixed-income professionals, including credit analysts and traders, with experience in many foreign fixed-income securities markets. In selecting portfolio securities, the investment adviser considers country and currency selection, economic conditions and interest rate fundamentals. The investment adviser also evaluates individual debt securities within each fixed-income sector based upon their relative investment merit and considers factors such as yield, duration and potential for price appreciation as well as credit quality, maturity and risk.
   Some government securities are backed by the full faith and credit of the issuing government which means that payment of principal and interest are guaranteed, but market value is not. Other government issuers may be able to borrow from a centralized treasury and some government issuers depend entirely on their own resources to repay their debt.

   Most of the Fund's debt securities are "investment-grade." This means major rating services, like Standard & Poor's Ratings Group (S&P) or Moody's Investors Service (Moody's), have rated the securities within one of their four highest quality grades. Debt obligations in the fourth highest grade are regarded as investment-grade, but have speculative characteristics and are riskier than higher-rated securities. A rating is an assessment of the likelihood



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How the Fund Invests
--------------------------------------------------------------------------------

of timely repayment of interest and principal and can be useful when comparing different debt obligations. These ratings are not a guarantee of quality. The opinions of the rating agencies do not reflect market risk and they may at times lag behind the current financial conditions of a company. We also may invest in obligations that are not rated, but that we believe are of comparable quality to the obligations described above.
   The Fund has an average duration of from 2 to 7 years. Duration measures the potential volatility of the price of a portfolio of bonds prior to maturity. Duration is the magnitude of the change in price of a bond relative to a given change in the market interest rate. Duration incorporates a bond's yield, coupon interest payments, final maturity, call and put features and prepayment exposure into one measure.
   The Fund may also use a variety of "hedging" strategies intended to help protect the value of the Fund's securities rather than to make a profit. These may include derivative transactions and cross-currency hedges.

PORTFOLIO TURNOVER
It is not a principal strategy of the Fund to actively and frequently trade its portfolio securities to achieve its investment objective. Nevertheless, the Fund normally may have an annual portfolio turnover rate of up to 200% and in times of extreme market volatility, the Fund's turnover rate may exceed 200%. Portfolio turnover is generally the percentage found by dividing the lesser of portfolio purchases or sales by the monthly average value of the portfolio. High portfolio turnover (100% or more) results in higher transaction costs and can affect the Fund's performance. It also can result in a greater amount of distributions as ordinary income rather than long-term capital gains.
   For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.
   The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board can change investment policies that are not fundamental.


--------------------------------------------------------------------------------
8   PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.   [GRAPHIC OMITTED] (800) 225-1852

--------------------------------------------------------------------------------
How the Fund Invests
--------------------------------------------------------------------------------

OTHER INVESTMENTS AND STRATEGIES
In addition to the principal strategies, we also may use the following investment strategies to try to increase the Fund's returns or protect its assets if market conditions warrant.

OTHER DEBT SECURITIES
We can invest up to 35% of total assets in other nongovernment debt securities such as convertible securities and intermediate and long-term bank debt securities in the United States or foreign countries.
   Up to 35% of the Fund's total assets may be invested in lower-rated securities, which are riskier than investment-grade debt obligations and considered "speculative" with respect to their capacity to pay principal and interest. The Fund's investments in these high-yield or "junk" bonds will have a minimum rating of C by Moody's or S&P or another major rating service at the time they are purchased. The Fund may continue to hold such a security if it is subsequently downgraded below C or is no longer rated by a major rating service.

TEMPORARY DEFENSIVE INVESTMENTS
In response to adverse market, economic or political conditions, we may temporarily invest up to 100% of the Fund's assets in U.S. Treasury or other U.S. dollar-denominated securities or high-quality money market instruments, including commercial paper of domestic and foreign corporations, foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks and short-term obligations issued or guaranteed by the U.S. government and its agencies denominated in either U.S. dollars or foreign currencies. Investing heavily in these securities limits our ability to achieve our investment objective, but can help to preserve the Fund's assets when the bond markets are volatile.


ZERO COUPON SECURITIES
We can invest in ZERO COUPON SECURITIES. These are bonds that are sold for a price that is less than their stated value. Interest payments on a zero coupon bond are not made during the life of the bond, but at the bond's maturity, the holder gets the bond's stated value. The difference between the price paid for the bond and the amount paid to the holder at the bond's maturity is the holder's return. This type of security may experience greater fluctuation in value and less liquidity than similarly rated bonds that pay interest at regular intervals.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How the Fund Invests
--------------------------------------------------------------------------------

STRIPPED SECURITIES
The Fund can invest up to 10% of its total assets in "stripped securities" of U.S. and foreign government debt securities. Stripped securities are those with the principal and interest sold separately. This 10% limit is combined with investments in similar U.S. and foreign government securities.


INTEREST RATE AND CURRENCY SWAPS
The Fund can invest up to 20% of its total assets in interest rate and currency swaps. In an interest rate swap transaction, the Fund and another party "trade" income streams. Similarly, in a currency swap, the Fund and another party "trade" foreign currencies for cash. The rates may be fixed or floating. The swaps are done to preserve a return or spread on a particular investment or portion of the Fund or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.


ADJUSTABLE/FLOATING RATE SECURITIES
The Fund can invest in adjustable or floating rate securities whose interest rate is calculated by reference to a specific index and is reset periodically. The value of adjustable or floating rate securities does not respond as quickly to changing interest rates as do fixed rate securities.


REPURCHASE AGREEMENTS
The Fund also may use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. This creates a fixed return for the Fund and is, in effect, a loan by the Fund.


DERIVATIVE STRATEGIES
We may use various derivative strategies to try to improve the Fund's returns. We may use hedging strategies to try to protect the Fund's assets. We cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available or that the Fund will not lose money. Derivatives--such as futures, options, foreign currency forward contracts and options on futures--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark--will go up or down at some future date. We may use derivatives

--------------------------------------------------------------------------------
10  PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.   [GRAPHIC OMITTED] (800) 225-1852

--------------------------------------------------------------------------------
How the Fund Invests
--------------------------------------------------------------------------------


to try to reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular instrument. Any derivatives we use may not match the Fund's underlying holdings. Derivatives that involve leverage could magnify losses.

   Because we are a global fund and invest in securities denominated in different foreign currencies, we may use "currency hedges." Currency hedges can help protect the Fund's net asset value from declining if a particular foreign currency were to decrease in value compared to the U.S. dollar.
   The Fund may invest without limit in commercial paper and other instruments that are "indexed" to certain specific foreign currency exchange rates. This means that the instrument's principal amount is adjusted upward or downward (but not below zero) to reflect changes in the exchange rate between two currencies from the time the instrument is outstanding until it matures. When the Fund purchases one of these instruments, it pays with the currency in which the instrument is denominated and, at maturity, it receives interest and principal payments in the same currency. These instruments offer the potential for realizing gains as a result of changes in foreign currency exchange rates that can be used to hedge (or cross-hedge) against a decline in the U.S. dollar value of the investments while providing an attractive money market rate of return.


Options. The Fund may purchase and sell put and call options on securities and currencies traded on U.S. or foreign securities exchanges or in the over-the-counter market. An OPTION is the right to buy or sell securities in exchange for a premium. The options may be on debt securities, aggregates of debt securities, financial indexes, U.S. government securities, foreign government securities and foreign currencies. The Fund will sell only covered options.

Futures Contracts and Related Options
Foreign Currency Forward Contracts. The Fund may purchase and sell financial futures contracts and related options on debt securities, aggregates of debt securities, financial indexes, U.S. government securities, corporate debt securities, foreign government securities and foreign currencies. A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. The terms of futures contracts are standardized. In


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How the Fund Invests
--------------------------------------------------------------------------------


the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the index, margin is uniform, a clearing corporation or an exchange is the counterparty and the Fund makes daily margin payments based on price movements in the index. The Fund also may enter into foreign currency forward contracts to protect the value of its assets against future changes in the level of foreign currency exchange rates. A FOREIGN CURRENCY FORWARD CONTRACT is an obligation to buy or sell a given currency on a future date and at a set price. Delivery of the underlying currency is expected, the terms are individually negotiated, the counterparty is not a clearing corporation or an exchange and payment on the contract is made upon delivery, rather than daily.


   For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks--Risk Management and Return Enhancement Strategies."

ADDITIONAL STRATEGIES
The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 20% of the value of its total assets) and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities with legal or contractual restrictions on resale, those without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is "NONDIVERSIFIED," meaning it can invest more than 5% of its assets in the securities of any one issuer. The Fund is subject to certain other investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.


--------------------------------------------------------------------------------
12  PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.   [GRAPHIC OMITTED] (800) 225-1852

--------------------------------------------------------------------------------
How the Fund Invests
--------------------------------------------------------------------------------


INVESTMENT RISKS
As noted, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of the indexes. This chart outlines the key risks and potential rewards of the Fund's principal investments and certain other non-principal investments the Fund may make. The investment types are listed in the order in which they normally will be used by the portfolio managers. Unless otherwise noted, the Fund's ability to engage in a particular type of investment is expressed as a percentage of total assets. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.




--------------------------
Investment Type           --------------------------------------------------------------------------
% of Fund's Assets            Risks                                 Potential Rewards
----------------------------------------------------------------------------------------------------
 INCOME-PRODUCING DEBT      - The Fund's share price,             - Bonds have generally
 SECURITIES                   yield and total return will           outperformed money
                              fluctuate in response to              market instruments over the
 At least 65%                 bond market movements                 long term, with less risk
                                                                    than stock
                            - Credit risk--the risk that
                              the default of an issuer            - Most bonds will rise in value
                              would leave the Fund with             when interest rates fall
                              unpaid interest or principal.
                              The lower a bond's quality,         - Regular interest income
                              the higher its potential
                              volatility                          - Investment-grade bonds
                                                                    have a lower risk of default
                            - Market risk--the risk that            than junk bonds
                              the market value of an
                              investment may move up or           - Bonds with longer maturity
                              down, sometimes rapidly or            dates typically have higher
                              unpredictably. Market risk            yields
                              may affect an industry, a
                              sector or the market as a           - High-quality debt
                              whole                                 obligations are generally
                                                                    more secure than stocks
                            - Interest rate risk--the value         since companies must pay
                              of most bonds will fall when          their debts before they pay
                              interest rates rise; the              dividends
                              longer a bond's maturity
                              and the lower its credit            - Principal and interest on
                              quality, the more its value           government securities may
                              typically falls. It can lead to       be guaranteed by the
                              price volatility, particularly        issuing government
                              for junk bonds and stripped
                              securities                          - Junk bonds offer higher
                                                                    yields and higher potential
                                                                    gains
----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How the Fund Invests
--------------------------------------------------------------------------------



--------------------------
 Investment Type (cont'd) --------------------------------------------------------------------------
 % of Fund's Assets           Risks                                Potential Rewards
----------------------------------------------------------------------------------------------------
 INCOME-PRODUCING DEBT       - As a nondiversified fund,         - Intermediate-term securities
 SECURITIES (CONT'D)           we will have greater                may be less susceptible to
                               we will have greater                may be less susceptible to
                               exposure to loss from a             loss of principal than
                               single issuer                       longer-term securities

                             - Not all government
                               securities are insured or
                               guaranteed by the
                               government, but only by
                               the issuing agency

                             - Junk bonds have a higher
                               risk of default, tend to be
                               less liquid and may be
                               more difficult to value
----------------------------------------------------------------------------------------------------
FOREIGN SECURITIES           - Foreign markets,
Percentage varies              economies and political           - Investors can participate in
                               systems may not be as               the growth of foreign
                               stable as in the U.S.,              markets through investment
                               particularly those in               in companies operating in
                               developing countries                those markets

                             - Currency risk--changing           - May profit from changing
                               values of foreign currencies        value of foreign currencies
                               can cause losses
                                                                 - Opportunities for
                             - Debt securities issued by           diversification
                               supranational organizations
                               or semi-governmental
                               issuers may be backed by
                               limited assets in the event
                               of default

                             - May be less liquid than
                               U.S. stocks and bonds

                             - Differences in foreign laws,
                               accounting standards,
                               public information, custody
                               and settlement practices
                               may provide less reliable
                               information on foreign
                               investment and involve
                               more risk

                             - Investments in emerging market
                               securities are subject to greater
                               volatility and price declines
----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
14  PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.   [GRAPHIC OMITTED] (800) 225-1852

--------------------------------------------------------------------------------
How the Fund Invests
--------------------------------------------------------------------------------


--------------------------
 Investment Type (cont'd) --------------------------------------------------------------------------
 % of Fund's Assets          Risks                                Potential Rewards
----------------------------------------------------------------------------------------------------

 DERIVATIVES               - The value of derivatives           - The Fund could make
                             (such as futures and                 money and protect against
 Percentage varies           options) that are used to            losses if the investment
                             hedge a portfolio security is        analysis proves correct
                             determined independently
                             from that security and             - Derivatives that involve
                             could result in a loss to the        leverage could generate
                             Fund when the price                  substantial gains at low cost
                             movement of the derivative
                             does not correlate with a          - One way to manage the
                             change in the value of the           Fund's risk/return balance is
                             portfolio security                   by locking in the value of
                                                                  an investment ahead of
                           - Derivatives used for risk            time
                             management may not
                             have the intended effects          - May be used to hedge
                             and may result in losses or          against changes in currency
                             missed opportunities                 exchange rates

                           - The other party to a               - Hedges that correlate well
                             derivatives contract could           with an underlying position
                             default                              can reduce or eliminate
                                                                  investment income or
                           - Derivatives can increase             capital gains at low cost
                             share price volatility and
                             those that involve leverage
                             could magnify losses

                           - Certain types of derivatives
                             involve costs to the Fund
                             that can reduce returns
----------------------------------------------------------------------------------------------------
 INTEREST RATE AND         - Speculative technique              - Helps protect the return on
 CURRENCY SWAPS              including risk of loss of            an investment
                             interest payment swapped
 Up to 20%                   or loss on currency
                             swapped
----------------------------------------------------------------------------------------------------
 ILLIQUID SECURITIES       - May be difficult to value          - May offer a more attractive
                             precisely                            yield or potential for growth
 Up to 15% of net assets                                          than more widely traded
                           - May be difficult to sell at          securities
                             the time or price desired
----------------------------------------------------------------------------------------------------
 MONEY MARKET              - Limit potential for capital        - May preserve the Fund's
 INSTRUMENTS                 appreciation                         assets

                           - See credit risk and market
 Up to 100% on a             risk above (which are less
 temporary basis             for money market
                             instruments)
----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How the Fund Invests
--------------------------------------------------------------------------------




--------------------------
 Investment Type          --------------------------------------------------------------------------
 % of Fund's Assets           Risks                                  Potential Rewards
----------------------------------------------------------------------------------------------------
 BORROWING                  - Leverage borrowing for               - Leverage may magnify
                              investment may magnify                 investment gains
 Up to 20%                    losses

                            - Interest costs and
                              borrowing fees may exceed
                              potential investment gains
----------------------------------------------------------------------------------------------------
 ZERO COUPON BONDS          - Generates "phantom                   - May lock in a higher rate of
                              income" for the Fund for               return than is available in
 Up to 10% of net assets      tax purposes although no               the marketplace at time of
                              income is paid                         maturity

                            - Typically subject to greater
                              volatility and less liquidity in
                              adverse markets than other
                              income-producing securities
----------------------------------------------------------------------------------------------------
 ADJUSTABLE/FLOATING RATE   - Value lags value of fixed            - Can take advantage of
 SECURITIES                   rate securities when interest          rising interest rates
                              rates change
 Percentage varies

----------------------------------------------------------------------------------------------------
 STRIPPED SECURITIES        - More volatile than securities        - Value rises faster when
                              that have not separated                interest rates fall
 Up to 10%                    principal and interest
----------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
16  PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.   [GRAPHIC OMITTED] (800) 225-1852

--------------------------------------------------------------------------------
How the Fund is Managed
--------------------------------------------------------------------------------

BOARD OF DIRECTORS
The Fund's Board of Directors oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers, who conduct and supervise the daily business operations of the Fund.


MANAGER
PRUDENTIAL INVESTMENTS LLC (PI)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077

   Under a management agreement with the Fund, PI manages the Fund's investment operations and administers its business affairs. PI also is responsible for supervising the Fund's investment adviser. For the fiscal year ended December 31, 2001, the Fund paid PI management fees of .75% of the Fund's average net assets.
   PI and its predecessors have served as manager or administrator to investment companies since 1987. As of September 30, 2001, PI served as the investment manager to all of the Prudential U.S. and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $97.1 billion.


INVESTMENT ADVISER

Prudential Investment Management, Inc.(PIM), is the Fund's investment adviser and has served as an investment adviser to investment companies since 1984. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PI has responsibility for all investment advisory services, supervises PIM and pays PIM for its services.


PORTFOLIO MANAGERS

PIM's Fixed Income Group manages more than $137 billion for Prudential's retail investors, institutional investors and policyholders as of December 31, 2001. Senior Managing Director James Sullivan heads the Group, which is organized into teams specializing in different market sectors. Top-down, broad



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How the Fund is Managed
--------------------------------------------------------------------------------



investment decisions are made by the Fixed Income Policy Committee, whereas bottom-up security selection is made by the sector teams.

   The Fixed Income Investment Policy Committee is comprised of key senior investment managers. Members include seven sector team leaders, the chief investment strategist and the head of risk management. The Committee uses a top-down approach to investment strategy, asset allocation and general risk management, identifying sectors in which to invest.

   The Global Bond Team, headed by Steven Koomar and David Bessey, is primarily responsible for overseeing the day-to-day management of the Fund. Mr. Koomar joined PIM in March 2000 as a Managing Director and a Co-Head of Prudential Global Bond Team. Mr. Koomar was previously employed by Goldman Sachs, where he spent 13 years in their global fixed-income area, most recently as a proprietary currency trader. Mr. Koomar will focus on higher quality sovereign debt and currency risk. Mr. Bessey is a Senior Portfolio Manager and has been employed by Prudential since 1989. He was also the sector team leader for the emerging markets fixed-income group. Mr. Koomar and Mr. Bessey and their team focus on higher quality sovereign debt and currency risk and on high-grade and high-yield foreign corporate and emerging market issues.



--------------------------------------------------------------------------------
18  PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.   [GRAPHIC OMITTED] (800) 225-1852

--------------------------------------------------------------------------------
How the Fund is Managed
--------------------------------------------------------------------------------

GLOBAL BOND TEAM


ASSETS UNDER MANAGEMENT: $3 billion as of December 31, 2001.

TEAM LEADERS: David Bessey and Steve Koomar. GENERAL INVESTMENT EXPERIENCE: 12 years and 15 years, respectively.

PORTFOLIO MANAGERS: 5. AVERAGE GENERAL INVESTMENT EXPERIENCE: 9 years, which includes team members with significant mutual fund experience.


SECTOR: Government and corporate securities of foreign issuers.

INVESTMENT STRATEGY: Focus is on higher quality sovereign debt and currency risk and on high-grade and high-yield foreign corporate and emerging market issues.


DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund. The Fund has Distribution and Service Plans under Rule 12b-1 of the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fund Distributions
and Tax Issues
--------------------------------------------------------------------------------


Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and realized net CAPITAL GAINS, if any, to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA) or some other qualified or tax-deferred plan or account. Dividends and distributions from the Fund also may be subject to state and local income taxes.

   Also, if you sell shares of the Fund for a profit, you may have to pay capital gains taxes on the amount of your profit, again unless you hold your shares in a qualified or tax-deferred plan or account.

   The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.



DISTRIBUTIONS
The Fund distributes DIVIDENDS of any net investment income to shareholders typically every quarter. For example, if the Fund owns Utopia government bonds and the bonds pay income, the Fund will pay out a portion of this income to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income, whether or not they are reinvested in the Fund.



   The Fund also distributes realized net CAPITAL GAINS to shareholders-- typically once a year. Capital gains are generated when the Fund sells its assets for a profit. For example, if the Fund bought Utopia government bonds for a total of $1,000 and more than one year later sold the bonds for a total of $1,500, the Fund has net long-term capital gains of $500, which it will pass on to shareholders (assuming the Fund's total gains are greater than any losses it may have). Capital gains are taxed differently depending on how long the Fund holds the security--if a security is held more than one year before it is sold, LONG-TERM capital gains generally are taxed at rates of up to 20%, but if the security is held one year or less, SHORT-TERM capital gains are taxed at ordinary income rates of up to 38.6%. Different rates apply to corporate shareholders.



--------------------------------------------------------------------------------
20  PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.   [GRAPHIC OMITTED] (800) 225-1852

--------------------------------------------------------------------------------
Fund Distributions
and Tax Issues
--------------------------------------------------------------------------------


   For your convenience, Fund distributions of dividends and capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check if your account is with the Transfer Agent. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to income taxes unless your shares are held in a qualified or tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.


TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.

   Fund distributions are generally taxable to you in the calendar year in which they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year. Corporate shareholders generally are eligible for the 70% dividends-received deduction for certain dividends.


WITHHOLDING TAXES

If federal tax law requires you to provide the Fund with your taxpayer identification number and certifications as to your tax status, and you fail to do this, or if you are otherwise subject to backup withholding, we will withhold and pay to the U.S. Treasury generally 30% of your distributions and sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

IF YOU PURCHASE JUST BEFORE RECORD DATE

If you buy shares of the Fund just before the record date for a distribution (the date that determines who receives the distribution), we will pay that


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fund Distributions
and Tax Issues
--------------------------------------------------------------------------------


distribution to you. As explained above, the distribution may be subject to ordinary income or capital gains taxes. You may think you've done well, since you bought shares one day and soon thereafter received a distribution. That is not so because when dividends are paid out, the value of each share of the Fund decreases by the amount of the dividend to reflect the payout, although this may not be apparent because the value of each share of the Fund also will be affected by market changes, if any. The distribution you receive makes up for the decrease in share value. However, the timing of your purchase does mean that part of your investment came back to you as taxable income.


QUALIFIED AND TAX-DEFERRED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts, contributions are not tax deductible, but distributions from the plan may be tax-free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax unless you hold shares in a qualified or tax-deferred plan or account. The amount of tax you pay depends on how long you owned your shares and when you bought them. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

                       +$ Capital Gain
                          (taxes owed)
$ Receipts
From Sale                      or

                       -$ Capital Loss
                          (offset against
                          gain)

     If you sell shares and realize a loss, you will not be permitted to use the loss to the extent you replace the shares (including pursuant to the reinvestment of a dividend) within a 61-day period (beginning 30 days before the sale of the shares). If you acquire shares of the Fund and sell your shares within 90 days, you may not be allowed to include certain charges incurred in acquiring the shares for purposes of calculating gain or loss realized upon the sale of the shares.

--------------------------------------------------------------------------------
22  PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.   [GRAPHIC OMITTED] (800) 225-1852

--------------------------------------------------------------------------------
Fund Distributions
and Tax Issues
--------------------------------------------------------------------------------

   Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.
   Any gain or loss you may have from selling or exchanging Fund shares will not be reported on Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified or tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service (IRS). For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How to Buy, Sell and
Exchange Shares of the Fund
--------------------------------------------------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC (PMFS) at (800) 225-1852, or contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 8179
PHILADELPHIA, PA 19101

   You may purchase shares by check or wire. We do not accept cash or money orders. To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C, and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.
   Multiple share classes let you choose a cost structure that better meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge, or CDSC), but the operating expenses each year are higher than Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.
   When choosing a share class, you should consider the following:
   -   The amount of your investment

   - The length of time you expect to hold the shares and the impact of the varying distribution fees. Over time, the fees will increase the cost of your investment and may cost you more than paying other types of sales charges



--------------------------------------------------------------------------------
24  PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.   [GRAPHIC OMITTED] (800) 225-1852

--------------------------------------------------------------------------------
How to Buy, Sell and
Exchange Shares of the Fund
--------------------------------------------------------------------------------


   - The different sales charges that apply to a share class--Class A's front-end sales charge vs. Class B's CDSC vs. Class C's low front-end sales charge and low CDSC

   -   Whether you qualify for any reduction or waiver of sales charges

   - The fact that if you are purchasing Class B shares in an amount of $100,000 or more, you should consult with your financial adviser to determine whether other share classes are more beneficial given your circumstances

   - The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase
   -   Whether you qualify to purchase Class Z shares.


   See "How to Sell Your Shares" for a description of the impact of CDSCs.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How to Buy, Sell and
Exchange Shares of the Fund
--------------------------------------------------------------------------------

Share Class Comparison. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.


-------------------------------------------------------------------------------------------------
                             CLASS A            CLASS B             CLASS C           CLASS Z
 Minimum purchase            $1,000             $1,000              $2,500            None
   amount(1)
-------------------------------------------------------------------------------------------------
 Minimum amount for          $100               $100                $100              None
   subsequent purchases(1)
-------------------------------------------------------------------------------------------------
 Maximum initial sales       4% of the          None                1% of the         None
   charge                    public offering                        public offering
                             price                                  price(2)
-------------------------------------------------------------------------------------------------
 Contingent Deferred         None               If sold during:     1% on sales       None
   Sales Charge (CDSC)(3)                       Year 1, 5%          made within
                                                Year 2, 4%          18 months of
                                                Year 3, 3%          purchase
                                                Year 4, 2%
                                                Year 5/6, 1%
                                                Year 7, 0%
-------------------------------------------------------------------------------------------------
 Annual distribution and     .30 of 1% (.25     1%                  1% (.75 of 1%     None
   service (12b-1) fees      of 1%                                  currently)
   shown as a percentage     currently)
   of averge net assets(4)
-------------------------------------------------------------------------------------------------


(1) The minimum investment requirements do not apply to certain retirement and employee savings plans and custodial accounts for minors. The minimum initial and subsequent investment for purchases made through the Automatic Investment Plan is $50. For more information, see "Additional Shareholder Services--Automatic Investment Plan."


(2)  1.01% of the net amount invested.

(3) For more information about the CDSC and how it is calculated, see "How to Sell Your Shares--Contingent Deferred Sales Charge (CDSC)." Class C shares bought before November 2, 1998 have a 1% CDSC if sold within one year.

(4) These distribution and service fees are paid from the Fund's assets on a continuous basis. The service fee for Class A, B and C shares is .25 of 1%. The distribution fee for Class A shares is limited to .30 of 1% (including the .25 of 1% service fee). Class B and Class C shares pay a distribution fee (in addition to the service fee) of .75 of 1%. For the fiscal year ending 12-31-02, the Distributor of the Fund has contractually agreed to reduce its distribution and service (12b-1) fees for Class A shares to .25 of 1% and for Class C shares to .75 of 1% of the average daily net assets of each such class.


--------------------------------------------------------------------------------
26  PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.   [GRAPHIC OMITTED] (800) 225-1852

--------------------------------------------------------------------------------
How to Buy, Sell and
Exchange Shares of the Fund
--------------------------------------------------------------------------------

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.


Increase the Amount of Your Investment. You can reduce Class A's sales charge by increasing the amount of your investment. This table shows how the sales charge decreases as the amount of your investment increases.

-------------------------------------------------------------------------------------------
                           SALES CHARGE AS %        SALES CHARGE AS %             DEALER
 AMOUNT OF PURCHASE        OF OFFERING PRICE       OF AMOUNT INVESTED        REALLOWANCE
-------------------------------------------------------------------------------------------
 Less than $50,000                     4.00%                    4.17%              3.75%
-------------------------------------------------------------------------------------------
 $50,000 to $99,999                    3.50%                    3.63%              3.25%
-------------------------------------------------------------------------------------------
 $100,000 to $249,999                  2.75%                    2.83%              2.50%
-------------------------------------------------------------------------------------------
 $250,000 to $499,999                  2.00%                    2.04%              1.90%
-------------------------------------------------------------------------------------------
 $500,000 to $999,999                  1.50%                    1.52%              1.40%
-------------------------------------------------------------------------------------------
 $1,000,000 and above*                  None                     None               None
-------------------------------------------------------------------------------------------

* If you invest $1 million or more, you can buy only Class A shares, unless you qualify to buy Class Z shares.


   To satisfy the purchase amounts above, you can:

   -   Invest with an eligible group of investors who are related to you

   - Buy the Class A shares of two or more Prudential mutual funds at the same time
   - Use your RIGHTS OF ACCUMULATION, which allow you to combine the current value of Prudential mutual fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation)
   - Sign a LETTER OF INTENT, stating in writing that you or a group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.

   The Distributor may reallow Class A's sales charge to dealers.

Benefit Plans. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How to Buy, Sell and
Exchange Shares of the Fund
--------------------------------------------------------------------------------

Mutual Fund Programs. The initial sales charge will be waived for investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
   - Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services, or
   - Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.


Other Types of Investors. Other investors pay no sales charge, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the investment advisers of the Prudential mutual funds and registered representatives and employees of brokers that have entered into a dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charge-- Class A Shares."


WAIVING CLASS C'S INITIAL SALES CHARGE
Benefit Plans. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.

Investment of Redemption Proceeds from Other Investment Companies. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an

--------------------------------------------------------------------------------
28  PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.   [GRAPHIC OMITTED] (800) 225-1852

--------------------------------------------------------------------------------
How to Buy, Sell and
Exchange Shares of the Fund
--------------------------------------------------------------------------------

account at Prudential Securities Incorporated (Prudential Securities) or one of its affiliates. These purchases must be made within 60 days of the redemption. To qualify for this waiver, you must do one of the following:
   -   Purchase your shares through an account at Prudential Securities

   - Purchase your shares through a COMMAND Account or an Investor Account with Pruco Securities Corporation, or

   -   Purchase your shares through another broker.

   This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker, who may require any supporting documents they consider appropriate.

QUALIFYING FOR CLASS Z SHARES

Benefit Plans. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.


Mutual Fund Programs. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:
   - Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services, or
   - Mutual fund "supermarket" programs, where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

   Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How to Buy, Sell and
Exchange Shares of the Fund
--------------------------------------------------------------------------------

charged by these programs in connection with investing in each available share class before selecting a share class.

Other Types of Investors. Class Z shares also can be purchased by any of the following:
   - Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option
   - Current and former Directors/Trustees of the Prudential mutual funds (including the Fund), and
   -   Prudential, with an investment of $10 million or more.

   In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares and a finder's fee for Class A or Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you received with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.
   When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Conversion Feature--Class B Shares."


--------------------------------------------------------------------------------
30  PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.   [GRAPHIC OMITTED] (800) 225-1852

--------------------------------------------------------------------------------
How to Buy, Sell and
Exchange Shares of the Fund
--------------------------------------------------------------------------------

(sidebar)
-------------------------------------------------------------------------------
MUTUAL FUND SHARES
THE NAV OF MUTUAL FUND SHARES CHANGES EVERY DAY BECAUSE THE VALUE OF A FUND'S PORTFOLIO CHANGES CONSTANTLY. FOR EXAMPLE, IF FUND XYZ HOLDS UTOPIA GOVERNMENT BONDS IN ITS PORTFOLIO AND THE PRICE OF UTOPIA GOVERNMENT BONDS GOES UP, WHILE THE VALUE OF THE FUND'S OTHER HOLDINGS REMAINS THE SAME AND EXPENSES DON'T CHANGE, THE NAV OF FUND XYZ WILL INCREASE.
-------------------------------------------------------------------------------
(end sidebar)

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by Fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of Fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100).

   The Fund's portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. The Fund also may use fair value pricing if it determines that the market quotation is not reliable based, among other things, on events that occur after the quotation is derived or after the close of the primary market on which the security is traded, but before the time that the Fund's NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside the U.S., but also may occur with U.S.-traded securities. The fair value of a portfolio security that the Fund uses to determine its NAV may differ from the security's quoted or published price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after close of trading on the New York Stock Exchange (NYSE). Except when we fair value securities or as noted below, we normally value each foreign security held by the Fund as of the close of the security's primary market.
   We determine the Fund's NAV once each business day at the close of regular trading on the NYSE, usually 4:00 p.m. New York time. The NYSE is closed on most national holidays and Good Friday. We do not price, and you will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary markets for the Fund's foreign securities are open, even though the value of these securities may have changed.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How to Buy, Sell and
Exchange Shares of the Fund
--------------------------------------------------------------------------------


Conversely, the Fund will ordinarily price its shares, and you may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed. We may not determine the Fund's NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect its NAV.
   Most national newspapers report the NAVs for larger mutual funds, allowing investors to check the price of those funds daily.


What Price Will You Pay for Shares of the Fund?

   For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge a separate or additional fee for purchases of shares.
   Unless regular trading on the NYSE closes before 4:00 p.m., your order to purchase must be received by 4:00 p.m. New York time in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.


STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

Automatic Reinvestment. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 8159
PHILADELPHIA, PA 19101

--------------------------------------------------------------------------------
32  PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.   [GRAPHIC OMITTED] (800) 225-1852

--------------------------------------------------------------------------------
How to Buy, Sell and
Exchange Shares of the Fund
--------------------------------------------------------------------------------

Automatic Investment Plan. You can make regular purchases of the Fund for as little as $50 by having the funds automatically withdrawn from your bank or brokerage account at specified intervals.


Retirement Plan Services. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

Systematic Withdrawal Plan. A Systematic Withdrawal Plan is available that will provide you with monthly, quarterly, semi-annual or annual redemption checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.


Reports to Shareholders. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.

   When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If your broker holds your shares, your broker must receive your order to sell by 4:00 p.m. New York time to process the sale on that day. In the event that


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How to Buy, Sell and
Exchange Shares of the Fund
--------------------------------------------------------------------------------


regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 8149
PHILADELPHIA, PA 19101


   Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES

There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. To the extent permitted by the Securities Exchange Commission, this may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."
   If you are selling more than $100,000 of shares, you want the redemption proceeds payable to or sent to someone or some place that is not in our records or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order signature guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer, savings association or credit union. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."


CONTINGENT DEFERRED SALES CHARGE (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase (one year for Class C shares purchased before

--------------------------------------------------------------------------------
34  PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.   [GRAPHIC OMITTED] (800) 225-1852

--------------------------------------------------------------------------------
How to Buy, Sell and
Exchange Shares of the Fund
--------------------------------------------------------------------------------

November 2, 1998), you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:

   - Amounts representing shares you purchased with reinvested dividends and distributions,
   - Amounts representing the increase in NAV above the total amount of payments for shares made during the past six years for Class B shares and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998), and

   - Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares).
   Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
   Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
   As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth and 1% in the fifth and sixth years. The rate decreases on the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares--which is applied to shares sold within 18 months of purchase (one year for Class C shares purchased before November 2, 1998). For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
   The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:
   - After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How to Buy, Sell and
Exchange Shares of the Fund
--------------------------------------------------------------------------------


       individual shareholders, as well as shares held in joint tenancy, provided the shares were purchased before the death or disability,
   - To provide for certain distributions--made without IRS penalty--from a tax-deferred retirement plan, IRA or Section 403(b) custodial account, and

   -   On certain sales effected through a Systematic Withdrawal Plan.


   For more information on the above and other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Waiver of Contingent Deferred Sales Charge--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES

Benefit Plans. The CDSC will be waived for purchases by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA or some other qualified or tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund and account without paying an initial sales charge. Also, if you paid a CDSC when

--------------------------------------------------------------------------------
36  PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.   [GRAPHIC OMITTED] (800) 225-1852

--------------------------------------------------------------------------------
How to Buy, Sell and
Exchange Shares of the Fund
--------------------------------------------------------------------------------

you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

RETIREMENT PLANS
To sell shares and receive a distribution from a retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES

You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of any exchange privilege after giving you 60 days' notice.

   If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 8157
PHILADELPHIA, PA 19101


   There is no sales charge for such exchanges. However, if you exchange--and then sell--Class B shares within approximately six years of your original

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
How to Buy, Sell and
Exchange Shares of the Fund
--------------------------------------------------------------------------------

purchase or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted in calculating the required holding periods for CDSC liability.
      Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than the amount that you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."

   If you own Class B or Class C shares and qualify to purchase Class A shares of any Prudential mutual fund without paying an initial sales charge, we will exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares unless you elect otherwise. We make such exchanges on a quarterly basis if you qualify for this exchange privilege. You must notify the Transfer Agent that you are eligible for this special exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.


FREQUENT TRADING
Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges into the Fund by any person, group or commonly controlled account. The decision may be based on dollar amount, volume or frequency of trading. The Fund will notify a market timer of rejection of an exchange or purchase order. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.


--------------------------------------------------------------------------------
38  PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.   [GRAPHIC OMITTED] (800) 225-1852

--------------------------------------------------------------------------------
How to Buy, Sell and
Exchange Shares of the Fund
--------------------------------------------------------------------------------

TELEPHONE REDEMPTIONS OR EXCHANGES

You may redeem or exchange your shares in any amount by calling the Fund at
(800) 225-1852 before 4:00 p.m. New York time. You will receive a redemption or exchange amount based on that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell or exchange is received after the close of regular trading on the NYSE.

   The Fund's Transfer Agent will record your telephone instructions and request specific account information before redeeming or exchanging shares. The Fund will not be liable if it follows instructions that it reasonably believes are made by the shareholder. If the Fund does not follow reasonable procedures, it may be liable for losses due to unauthorized or fraudulent telephone instructions.
   In the event of drastic economic or market changes, you may have difficulty in redeeming or exchanging your shares by telephone. If this occurs, you should consider redeeming or exchanging your shares by mail or through your broker.

   The telephone redemption and exchange procedure may be modified or terminated at any time. If this occurs, you will receive a written notice from the Fund.


EXPEDITED REDEMPTION PRIVILEGE

If you have selected the Expedited Redemption Privilege, you may have your redemption proceeds sent directly to your bank account. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m. New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions regarding the redemption of shares. In the event that regular trading on the NYSE closes before 4:00 p.m., you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. For more information, see "Purchase, Redemption and Pricing of Fund Shares--Expedited Redemption Privilege" in the SAI. The Expedited Redemption Privilege may be modified or terminated at any time without notice.



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

The financial highlights will help you evaluate the Fund's financial performance for the last five years. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.
   A copy of the Fund's annual report is available, upon request, at no charge, as described on the back cover of this prospectus.

CLASS A SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.




-----------------------------------------------------------------------------------------------------------------
 Class A Shares                                                  Year Ended December 31,
 Per Share Operating Performance               2001(b)        2000         1999(b)       1998(b)       1997(b)
-----------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR            $7.10         $7.26          $8.03         $7.88         $8.38
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                           .32           .42            .44           .52           .55
 Net realized and unrealized gain (loss)
  on investment and foreign currencies          (.33)         (.18)          (.75)          .16          (.18)
 TOTAL FROM INVESTMENT OPERATIONS               (.01)          .24           (.31)          .68           .37
-----------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income           (.24)            --          (.33)          (.35)        (.68)
 Distributions in excess of net
  investment income                               --             --            --           (.02)        (.19)
 Distributions from net realized
  capital gains                                   --             --            --           (.16)          --
 Tax return of capital distributions            (.05)          (.40)         (.13)            --           --
 TOTAL DISTRIBUTIONS                            (.29)          (.40)         (.46)          (.53)        (.87)
 NET ASSET VALUE, END OF YEAR                  $6.80          $7.10         $7.26          $8.03        $7.88
 TOTAL INVESTMENT RETURN(a)                     (.15)%         3.49%        (3.95)%         8.92%        4.55%
-----------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)               $223,683       $208,101      $257,548       $158,932     $183,054
 AVERAGE NET ASSETS (000)                    $226,129       $225,914      $166,940       $171,427     $204,795
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution and
  service (12b-1) fees                          1.52%          1.62%         1.75%          1.33%        1.39%
 Expenses, excluding distribution and
  service (12b-1) fees                          1.27%          1.37%         1.50%          1.18%        1.24%
 Net investment income                          4.50%          5.74%         6.00%          6.42%        6.73%
 FOR CLASS A, B, C AND Z SHARES:
 Portfolio turnover rate                         237%           436%          132%            46%          43%
-----------------------------------------------------------------------------------------------------------------

(a) Total investment return based on net asset value is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total return does not consider the effect of sales load.
(b)  Calculated based upon weighted average shares outstanding during the year.


--------------------------------------------------------------------------------
40  PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.   [GRAPHIC OMITTED] (800) 225-1852

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

CLASS B SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.



-------------------------------------------------------------------------------------------------------------------
 Class B Shares                                                    Year Ended December 31,
 Per Share Operating Performance                 2001(b)        2000          1999(b)        1998(b)       1997(b)
-------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR             $7.10          $7.26          $8.03          $7.89         $8.39
 INCOME FROM INVESTMENTS OPERATIONS:
 Net investment income                            .28            .37            .40            .46           .49
 Net realized and unrealized gain (loss)
  on investment and foreign currencies           (.31)          (.17)          (.76)           .16          (.16)
 TOTAL FROM INVESTMENT OPERATIONS                (.03)           .20           (.36)           .62           .33
-------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income            (.21)            --           (.28)          (.30)         (.64)
 Distributions in excess of net
  investment income                                --             --             --           (.02)         (.19)
 Distributions from net realized
  capital gains                                    --             --             --           (.16)           --
 Tax return of capital distributions             (.05)          (.36)          (.13)            --            --
 TOTAL DISTRIBUTIONS                             (.26)          (.36)          (.41)          (.48)         (.83)
 NET ASSET VALUE, END OF YEAR                   $6.81          $7.10          $7.26          $8.03         $7.89
 TOTAL INVESTMENT RETURN(a)                      (.49)%         2.82%         (4.35)%         8.13%         3.98%
-------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)                 $7,241         $6,145         $7,810         $3,625        $2,300
 AVERAGE NET ASSETS (000)                      $7,120         $6,821         $4,642         $3,048        $1,246
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution and
  service (12b-1) fees                           2.02%          2.12%          2.25%          1.93%         1.99%
 Expenses, excluding distribution and
  service (12b-1) fees                           1.27%          1.37%          1.50%          1.18%         1.24%
 Net investment income                           4.01%          5.24%          5.49%          5.86%         6.13%
-------------------------------------------------------------------------------------------------------------------

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment return does not consider the effect of sales load.
(b) Calculated based upon weighted average shares outstanding during the period.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

CLASS C SHARES

The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.



------------------------------------------------------------------------------------------------------------------
 Class C Shares                                                      Year Ended December 31,
 Per Share Operating Performance                 2001(b)       2000           1999(b)       1998(b)       1997(b)
------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR              $7.10        $7.26           $8.03          $7.89        $8.39
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                             .28          .36             .40            .46          .49
 Net realized and unrealized gain (loss)
  on investment and foreign currencies            (.31)        (.16)           (.76)           .16         (.16)
 TOTAL FROM INVESTMENT OPERATIONS                 (.03)         .20            (.36)           .62          .33
------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income             (.21)          --            (.28)          (.30)        (.64)
 Distributions in excess of net
  investment income                                 --           --              --           (.02)        (.19)
 Distributions from net realized
  capital gains                                     --           --              --           (.16)          --
 Tax return of capital distributions              (.05)        (.36)           (.13)            --           --
 TOTAL DISTRIBUTIONS                              (.26)        (.36)           (.41)          (.48)        (.83)
 NET ASSET VALUE, END OF YEAR                    $6.81        $7.10           $7.26          $8.03        $7.89
 TOTAL INVESTMENT RETURN(a)                       (.49)%       2.82%          (4.35)%         8.13%        3.98%
------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)                    $719         $424            $561           $275         $190
 AVERAGE NET ASSETS (000)                         $564         $482            $354           $220         $397
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution and
  service (12b-1) fees                            2.02%        2.12%           2.25%          1.93%        1.99%
 Expenses, excluding distribution and
  service (12b-1) fees                            1.27%        1.37%           1.50%          1.18%        1.24%
 Net investment income                            3.97%        5.29%           5.51%          5.84%        6.05%
------------------------------------------------------------------------------------------------------------------

(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment return does not consider the effect of sales load.
(b) Calculated based upon weighted average shares outstanding during the period.


--------------------------------------------------------------------------------
42  PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.   [GRAPHIC OMITTED] (800) 225-1852

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

CLASS Z SHARES
The financial highlights were audited by PricewaterhouseCoopers LLP, independent accountants, whose report was unqualified.



----------------------------------------------------------------------------------------------------------------------------
                                                                                                               March 17,
                                                                                                                 1997(d)
                                                                                                                 through
Class Z Shares                                                Year Ended December 31,                       December 31,
Per Share Operating Performance                   2001(b)        2000           1999(b)       1998(b)            1997(b)
----------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD             $7.10          $7.27          $8.03          $7.88            $8.32
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                              .35            .43            .42            .52              .39
 Net realized and unrealized gain (loss)
  on investment and foreign currencies             (.33)          (.18)          (.71)           .17              .05
 TOTAL FROM INVESTMENT OPERATIONS                   .02            .25           (.29)           .69              .44
----------------------------------------------------------------------------------------------------------------------------
 LESS DISTRIBUTIONS:
 Dividends from net investment income              (.25)            --           (.34)          (.36)            (.69)
 Distributions in excess of net investment
  income                                             --             --             --           (.02)            (.19)
 Distributions from net realized capital
  gains                                              --             --             --           (.16)              --
 Tax return of capital distributions               (.06)          (.42)          (.13)            --               --
 TOTAL DISTRIBUTIONS                               (.31)          (.42)          (.47)          (.54)            (.88)
 NET ASSET VALUE, END OF PERIOD                   $6.81          $7.10          $7.27          $8.03            $7.88
 TOTAL INVESTMENT RETURN(a)                         .10%          3.78%         (3.74)%         9.07%            5.56%
----------------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)                 $6,179        $10,551        $12,847         $2,435             $686
 AVERAGE NET ASSETS (000)                        $9,591        $11,136         $4,604         $1,771             $257
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution and
  service (12b-1) fees                             1.27%          1.37%          1.50%          1.18%            1.24%(c)
 Expenses, excluding distribution and
  service (12b-1) fees                             1.27%          1.37%          1.50%          1.18%            1.24%(c)
 Net investment income                             4.84%          5.98%          6.11%          6.65%            5.41%(c)
----------------------------------------------------------------------------------------------------------------------------



(a) Total investment return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions. Total investment return does not consider the effect of sales load. Total investment returns for periods of less than a full year are not annualized.

(b) Calculated based upon weighted average shares outstanding during the period.
(c)  Annualized.
(d)  Commencement of offering of Class Z shares.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Prudential Mutual Fund Family
--------------------------------------------------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Please read the prospectus carefully before you invest or send money.


PRUDENTIAL MUTUAL FUNDS
--------------------------------------------------------------------------------

STOCK FUNDS

LARGE CAPITALIZATION STOCK FUNDS

PRUDENTIAL 20/20 FOCUS FUND
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL INDEX SERIES FUND
     Prudential Stock Index Fund
PRUDENTIAL TAX-MANAGED FUNDS
     Prudential Tax-Managed Equity Fund
PRUDENTIAL VALUE FUND
THE PRUDENTIAL INVESTMENT
     PORTFOLIOS, INC.
     Prudential Jennison Growth Fund
SMALL-TO-MID-CAPITALIZATION STOCK FUNDS
NICHOLAS-APPLEGATE FUND, INC.
     Nicholas-Applegate Growth
           Equity Fund
PRUDENTIAL SMALL COMPANY FUND, INC.
PRUDENTIAL TAX-MANAGED SMALL-CAP FUND, INC.
PRUDENTIAL U.S. EMERGING GROWTH FUND, INC.
THE PRUDENTIAL INVESTMENT
     PORTFOLIOS, INC.
     Prudential Jennison Equity Opportunity Fund
SECTOR STOCK FUNDS
PRUDENTIAL NATURAL RESOURCES
     FUND, INC.
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SECTOR FUNDS, INC.
     Prudential Financial Services Fund
     Prudential Health Sciences Fund
     Prudential Technology Fund
     Prudential Utility Fund
GLOBAL/INTERNATIONAL STOCK FUNDS
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
     Prudential Global Growth Fund
     Prudential International Value Fund
     Prudential Jennison International Growth Fund
BALANCED/ALLOCATION FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS INC.
     Prudential Active Balanced Fund

BOND FUNDS

TAXABLE BOND FUNDS
PRUDENTIAL GOVERNMENT INCOME FUND, INC.
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
PRUDENTIAL SHORT-TERM CORPORATE BOND FUND, INC.
     Income Portfolio
PRUDENTIAL TOTAL RETURN BOND FUND, INC.
MUNICIPAL BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
     California Series
     California Income Series
PRUDENTIAL MUNICIPAL BOND FUND
     High Income Series
     Insured Series
PRUDENTIAL MUNICIPAL SERIES FUND
     Florida Series
     New Jersey Series
     New York Series
     Pennsylvania Series
PRUDENTIAL NATIONAL MUNICIPALS
     FUND, INC.


--------------------------------------------------------------------------------
44  THE PRUDENTIAL MUTUAL FUND FAMILY           [GRAPHIC OMITTED] (800) 225-1852

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

GLOBAL/INTERNATIONAL BOND FUND
PRUDENTIAL GLOBAL TOTAL RETURN
     FUND, INC.

MONEY MARKET FUNDS

TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
     Liquid Assets Fund
     National Money Market Fund
PRUDENTIAL GOVERNMENT SECURITIES TRUST
     Money Market Series
     U.S. Treasury Money Market Series
PRUDENTIAL INSTITUTIONAL LIQUIDITY
     PORTFOLIO, INC.
     Institutional Money Market Series
PRUDENTIAL MONEYMART ASSETS, INC.
MUNICIPAL MONEY MARKET FUNDS

PRUDENTIAL CALIFORNIA MUNICIPAL FUND
     California Money Market Series
PRUDENTIAL MUNICIPAL SERIES FUND
     New Jersey Money Market Series
     New York Money Market Series
TAX-FREE MONEY MARKET FUNDS

COMMAND TAX-FREE FUND
PRUDENTIAL TAX-FREE MONEY FUND, INC.
OTHER MONEY MARKET FUNDS

COMMAND GOVERNMENT FUND
COMMAND MONEY FUND
SPECIAL MONEY MARKET FUND, INC.*
     Money Market Series


STRATEGIC PARTNERS
MUTUAL FUNDS**
-----------------------------------------------------------
STRATEGIC PARTNERS ASSET ALLOCATION FUNDS
     Strategic Partners Conservative Growth Fund
     Strategic Partners Moderate
           Growth Fund
     Strategic Partners High Growth Fund
STRATEGIC PARTNERS STYLE SPECIFIC FUNDS
     Strategic Partners Large Capitalization Growth Fund
     Strategic Partners Large Capitalization Value Fund
     Strategic Partners Small Capitalization Growth Fund
     Stragetic Partners Small Capitalization Value Fund
     Strategic Partners International Equity Fund
     Stragegic Partners Total Return Bond Fund
STRATEGIC PARTNERS OPPORTUNITY FUNDS
     Strategic Partners Focused Growth Fund
     Strategic Partners New Era Growth
           Fund
     Strategic Partners Focused Value Fund
SPECIAL MONEY MARKET FUND, INC.*
     Money Market Series

* This fund is not a direct purchase money fund and is only an exchangeable money fund.
** Not exchangeable with the Prudential mutual funds.

--------------------------------------------------------------------------------

FOR MORE INFORMATION

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:


PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 8098
PHILADELPHIA, PA 19101
(800) 225-1852
(732) 482-7555 (Calling from outside the U.S.)

Outside Brokers should contact:
Prudential Investment Management
Services LLC
P.O. Box 8310
Philadelphia, PA 19101
(800) 778-8769


Visit Prudential's website at
WWW.PRUFN.COM

Additional information about the Fund can be obtained without charge and can be found in the following documents:
STATEMENT OF ADDITIONAL
INFORMATION (SAI)
(incorporated by reference into this prospectus)
ANNUAL REPORT
(contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year) SEMI-ANNUAL REPORT

Fund Symbols       Nasdaq           CUSIP
                   ------           -----
Class A            GTRAX        744337-10-6
Class B            PBTRX        744337-20-5
Class C            PCTRX        744337-30-4
Class Z            PZTRX        744337-40-3


MF169A

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

BY MAIL
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-0102

BY ELECTRONIC REQUEST
publicinfo@sec.gov
 (The SEC charges a fee to copy documents.)

IN PERSON
Public Reference Room in
Washington, DC
 (For hours of operation, call
 1-202-942-8090)

VIA THE INTERNET
on the EDGAR Database at

http://www.sec.gov


Investment Company Act File No. 811-4661

                   PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.


                      Statement of Additional Information
                            dated February 28, 2002


     Prudential Global Total Return Fund, Inc. (the Fund) is an open-end, non-diversified, management investment company. The Fund's investment objective is to seek total return made up of current income and capital appreciation. The Fund seeks to achieve this objective by investing at least 65% of its total assets in income-producing debt securities, including corporate debt securities and debt securities of the U.S. and foreign governments, supranational organizations, semi-governmental entities or governmental agencies, authorities or instrumentalities and short-term bank debt securities or bank deposits. We look primarily for investment-grade securities denominated in U.S. dollars or in foreign currencies. There can be no assurance that the Fund's investment objective will be achieved.

     The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and its telephone number is (800) 225-1852.


     This Statement of Additional Information (SAI) is not a prospectus and should be read in conjunction with the Fund's Prospectus, dated February 28, 2002, a copy of which may be obtained at no charge from the Fund upon request at the address or telephone number noted above. The Fund's audited financial statements for the fiscal year ended December 31, 2001 are incorporated in this SAI by reference to the Fund's 2001 annual report to shareholders (File No. 811-4661). You may obtain a copy of the Fund's annual report at no charge by request to the Fund at the address or telephone number noted above.


                               TABLE OF CONTENTS


                                                                 PAGE
                                                                 ----
Fund History .................................................    B-2
Description of the Fund, Its Investments and Risks ...........    B-2
Investment Restrictions ......................................    B-22
Management of the Fund .......................................    B-24
Control Persons and Principal Holders of Securities ..........    B-31
Investment Advisory and Other Services .......................    B-32
Brokerage Allocation and Other Practices .....................    B-38
Capital Shares, Other Securities and Organization ............    B-40
Purchase, Redemption and Pricing of Fund Shares ..............    B-41
Shareholder Investment Account ...............................    B-51
Net Asset Value ..............................................    B-55
Taxes, Dividends and Distributions ...........................    B-56
Performance Information ......................................    B-59
Financial Statements .........................................    B-62
Appendix I -- Description of Security Ratings ................    I-1
Appendix II -- General Investment Information ................    II-1
Appendix III -- Historical Performance Data ..................    III-1




--------------------------------------------------------------------------------
MF169B

                                 FUND HISTORY

     Prudential Global Total Return Fund, Inc. was incorporated under the laws of Maryland on May 6, 1986 under the name "The Global Yield Fund, Inc." as a closed-end, non-diversified, management investment company. In connection with a change in the Fund's investment objective approved by shareholders in November 1994, shareholders approved a change in the name of the Fund to "The Global Total Return Fund, Inc." The Fund operated as a closed-end fund prior to January 15, 1996. On December 6, 1995, shareholders approved open-ending the Fund, and since January 15, 1996, the Fund has operated as an open-end fund. In August 1999, the Fund's name was changed to "Prudential Global Total Return Fund, Inc."

              DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS


CLASSIFICATION

     The Fund is a "non-diversified" management investment company and may invest more than 5% of its total assets in the securities of one or more issuers. Investment in a non-diversified investment company involves greater risk than investment in a diversified investment company because a loss resulting from the default of a single issuer may represent a greater portion of the total assets of a non-diversified portfolio.


INVESTMENT STRATEGIES, POLICIES AND RISKS

     The Fund's investment objective is to seek total return, made up of current income and capital appreciation. While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's prospectus, the Fund may from time to time also use the securities, instruments, policies and principal and non-principal strategies described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you could lose money.



FOREIGN SECURITIES

     Foreign securities include securities of any foreign company or country the investment adviser considers appropriate for investment by the Fund. Foreign securities may also include securities of foreign issuers that are traded in U.S. dollars in the United States although the underlying security is usually denominated in a foreign currency. These securities include securities traded in the form of American Depositary Receipts and American Depositary Shares. In many instances, foreign securities may provide higher yields but may be subject to greater fluctuations in price than securities of domestic issuers which have similar maturities and quality. Under certain market conditions these investments may be less liquid and more volatile than the securities of U.S. corporations and are certainly less liquid than securities issued or guaranteed by the U.S. government, its instrumentalities or agencies.

     Foreign securities involve certain risks, which should be considered carefully by an investor in the Fund. These risks include political, economic or social instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Such securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. government, its instrumentalities or agencies. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States, and, for certain foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries and potential difficulties in enforcing contractual obligations and extended settlement periods. Finally, in the event of a default on any such foreign debt obligations, it may be more difficult for the Fund to obtain, or to enforce a judgment against, the issuers of such securities.

     The costs attributable to foreign investing are higher than the costs of domestic investing. For example, the cost of maintaining custody of foreign securities generally exceeds custodian costs for domestic securities, and transaction and settlement costs of foreign investing are frequently higher than those attributable to domestic investing. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the U.S., and the foreign securities markets may be less liquid and more volatile than in the U.S. Foreign investment income may be subject to foreign withholding or other government taxes that could reduce the return to the Fund on those securities. Tax treaties between the United States and certain foreign countries may, however, reduce or eliminate the amount of foreign tax to which the Fund would be subject. The Fund may sell a foreign security it owns prior to maturity in order to avoid foreign withholding taxes on dividend and interest income and buy back the same security for a future settlement date. Interest on foreign government securities is not generally subject to foreign withholding taxes. See "Taxes, Dividends and Distributions."

     The Fund invests in debt securities denominated in the currencies of developed countries and developing or emerging market countries whose governments are considered stable by the Fund's investment adviser. An issuer of debt securities purchased by the Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. Companies in emerging markets may have limited product lines, markets or financial resources and may lack management depth. The securities of these companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Investing in the fixed-income markets of emerging market countries involves exposure to economies that are generally less diverse and mature, and to political systems which can be expected to have less stability than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of developed countries. The risks associated with investments in foreign securities, described above, may be greater with respect to investments in developing countries.

     The Fund may invest in debt securities issued by supranational organizations such as the World Bank, the European Investment Bank, the European Coal and Steel Community, and the Asian Development Bank. The Fund may invest in debt securities issued by "semi-governmental entities" such as entities owned by a national, state or equivalent government or are obligations of a political unit that are not backed by the national government's "full faith and credit" and general taxing powers. Examples of semi-governmental issuers include, among others, the Province of Ontario and the City of Stockholm.

     The Fund may also invest in mortgage-backed securities issued or guaranteed by foreign government entities including semi-governmental entities, and Brady Bonds, which are long-term bonds issued by government entities in developing countries as part of a restructuring of their commercial loans.

     The Fund may invest in component parts of debt securities of foreign governments or semi-governmental entities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These securities may take the form of (1) obligations from which the interest coupons have been stripped (principal only); (2) the interest coupons that are stripped (interest only); (3) book-entries at a bank representing ownership of obligation components; or (4) receipts evidencing the component parts (corpus or coupons) of obligations that have not actually been stripped. Such receipts evidence ownership of component parts of obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Fund may also invest in custodial receipts held by a third party. Stripped securities are, in general, more sensitive to interest rate changes than securities that have not been stripped. Combined with investments in similar U.S. government securities, the Fund will not invest more than 10% of its total assets in such securities.

     A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund's assets denominated in that currency. These currency fluctuations can result in gains or losses for the Fund. For example, if a foreign security increases in value as measured in its currency, an increase in value of the U.S. dollar, relative to the currency in which the foreign security is denominated can offset some or all of such gains. These currency changes will also affect the Fund's return, income and distributions to shareholders. In addition, although the Fund will receive income in such currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the exchange rate for any such currency decreases after the Fund's income has been accrued and translated into U.S. dollars, the Fund would experience a foreign currency loss and could be required to liquidate portfolio securities to make such distributions. Similarly, if an exchange rate for any such currency decreases between the time the Fund incurs expenses in U.S. dollars and the time such expenses are paid, the amount of such currency required to be converted into U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount of such currency at the time such expenses were incurred. Under the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), changes in an exchange rate which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities will result in foreign currency gains or losses that increase or decrease distributable net investment income. Similarly, dispositions of certain debt securities (by sale, at maturity or otherwise) at a U.S. dollar amount that is higher or lower than the Fund's original U.S. dollar cost may result in foreign exchange gains or losses, which will increase or decrease distributable net investment income. The exchange rates between the U.S. dollar and other currencies can be volatile and are determined by such factors as supply and demand in the currency exchange markets, international balances of payments, government intervention, speculation and other economic and political conditions. Gains and losses on security and currency transactions cannot be predicted. This fact coupled with the different tax and accounting treatment of certain currency gains and losses increases the likelihood of distributions in whole or in part constituting a return of capital to shareholders.

     Returns available from foreign currency denominated debt instruments can be adversely affected by changes in exchange rates. The Fund's investment adviser believes that the use of foreign currency hedging techniques, including "cross-currency hedges" may assist, under certain conditions, in helping to protect against declines in the U.S. dollar value of income available for distribution to shareholders and declines in the net asset value of the Fund's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of cross-currency hedge involving a forward currency contract to sell a different foreign currency, where such contract is available on terms more advantageous to the Fund than a contract to sell the currency in which the position being hedged is denominated. Cross-currency hedges can, therefore, under certain conditions, provide protection of net asset value in the event of a general rise in the U.S. dollar against foreign currencies. However, there can be no assurance that the Fund will be able to engage in cross-currency hedging or that foreign exchange rate relationships will be sufficiently predictable to enable the investment adviser to employ cross-currency hedging techniques successfully. A cross-currency hedge cannot protect against exchange rate risks perfectly, and if the investment adviser is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

     If a security is denominated in a foreign currency, it may be affected by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. The Fund may enter into foreign currency forward contracts for the purchase or sale of foreign currency for hedging purposes. See "Risk Management and Return Enhancement Strategies" below.

     RISK FACTORS AND SPECIAL CONSIDERATIONS OF INVESTING IN EURO-DENOMINATED SECURITIES. On January 1, 1999, 11 of the 15 member states of the European Monetary Union introduced the "euro" as a common currency. During a three-year transitional period, the euro will coexist with each member state's national currency. By July 1, 2002, the euro is expected to become the sole legal tender of the member states. During the transition period, the Fund will treat the euro as a separate currency from the national currency of any member state.


     The adoption by the member states of the euro will eliminate the substantial currency risk among member states and will likely affect the investment process and considerations of the Fund's investment adviser. To the extent the Fund holds non-U.S. dollar-denominated securities, including those denominated in euros, the Fund will still be subject to currency risk due to fluctuations in those currencies as compared to the U.S. dollar.

     The medium- to long-term impact of the introduction of the euro in member states cannot be determined with certainty at this time. In addition to the effects described above, it is likely that more general short- and long-term ramifications can be expected, such as changes in economic environment and changes in behavior of investors, all of which will impact the Fund's investments.


FIXED-INCOME SECURITIES


     The Fund may invest in medium-grade securities (i.e., rated Baa by Moody's Investors Service (Moody's), BBB by Standard & Poor's Ratings Group (S&P) or comparably rated by another nationally recognized statistical rating organization (NRSRO)) and up to 35% of its total assets in lower-rated securities (i.e., rated lower than Baa by Moody's, lower than BBB by S&P or comparably rated by another NRSRO) or, in either case, if unrated, deemed to be of equivalent quality by the investment adviser. However, the Fund will not purchase a security rated lower than C by Moody's or S&P or comparably rated by another NRSRO or, if unrated, deemed to be of equivalent quality by the investment adviser.

     Fixed-income securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations (credit risk) and may also be subject to price volatility due to such factors as interest rate sensitivity, the market perception of the creditworthiness of the issuer and general market liquidity (market risk). Lower-rated (i.e., high yield or "junk" bonds) securities are more likely to react to developments affecting market and credit risk than are more highly-rated securities, which react primarily to movements in the general level of interest rates. The investment adviser considers both credit risk and market risk in making investment decisions for the Fund.

     Generally, lower-rated securities and unrated securities of comparable quality (i.e., securities rated lower than Baa by Moody's or BBB by S&P or comparably rated by another NRSRO), offer a higher current yield than is offered by higher-rated securities, but also (1) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (2) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual issuer developments and changes in economic conditions than higher-quality bonds. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium- and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The investment adviser, under the supervision of the Manager and the Board of Directors, in evaluating the creditworthiness of an issuer, whether rated or unrated, takes various factors into consideration which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends and regulatory matters.

     In addition, the market value of securities in lower-rated categories is more volatile than that of higher-quality securities, and the markets in which medium- and lower-rated or unrated securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

     Under adverse economic conditions, there is a risk that highly leveraged issuers may be unable to service their debt obligations or to repay their obligations upon maturity. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the investment adviser could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's net asset value.

     Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher-rated securities. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of the Fund's portfolio and increasing the exposure of the Fund to the risks of high yield securities.

     Ratings of fixed-income securities represent the rating agency's opinion regarding their credit quality and are not a guarantee of quality. Rating agencies attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than a rating indicates. See Appendix I -- "Description of Security Ratings."

     Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of these securities by the Fund, but the investment adviser will consider this event in its determination of whether the Fund should continue to hold the securities.


     During the year ended December 31, 2001, the monthly dollar-weighted average ratings of the debt obligations held by the Fund, expressed as a percentage of the Fund's total investments, were as follows:





                        PERCENTAGE OF
           RATING       TOTAL INVESTMENTS
           ------       ------------------
        AAA / Aaa   =          40.13%
          AA / Aa   =          17.49%
            A / A   =           4.76%
        BBB / Baa   =          13.88%
          BB / Ba   =           4.83%
            B / B   =           3.69%
  Unrated / Other   =           1.88%
Cash & Short-Term   =          13.34%


U.S. GOVERNMENT SECURITIES

     U.S. TREASURY SECURITIES. The Fund may invest in U.S. Treasury securities, including bills, notes, bonds and other debt securities issued by the U.S. Treasury. These instruments are direct obligations of the U.S. government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances.

     OBLIGATIONS ISSUED OR GUARANTEED BY U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES. The Fund may invest in debt securities issued or guaranteed by agencies or instrumentalities of the U.S. government, including but not limited to, Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) and Federal Home Loan Mortgage Corporation (FHLMC) securities. Obligations of GNMA, the Farmers Home Administration and the Export-Import Bank are backed by the "full faith and credit" of the United States. In the case of securities not backed by the "full faith and credit" of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment. Such securities include obligations issued by the Student Loan Marketing Association (SLMA), FNMA and FHLMC, each of which may borrow from the U.S. Treasury to meet its obligations, although the U.S. Treasury is under no obligation to lend to such entities.

     Obligations issued or guaranteed as to principal and interest by the U.S. government may be acquired by the Fund in the form of U.S. Treasury notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as Treasury Strips.

     The Fund may invest in component parts of U.S. government debt securities, namely either the corpus (principal) of such obligations or one or more of the interest payments scheduled to be paid on such obligations. These obligations may take the form of (1) obligations from which the interest coupons have been stripped; (2) the interest coupons that are stripped; (3) book-entries at a Federal Reserve member bank representing ownership of obligation components; or
(4) receipts evidencing the component parts (corpus or coupons) of U.S. government obligations that have not actually been stripped. Such receipts evidence ownership of component parts of U.S. government obligations (corpus or coupons) purchased by a third party (typically an investment banking firm) and held on behalf of the third party in physical or book-entry form by a major commercial bank or trust company pursuant to a custody agreement with the third party. The Fund may also invest in custodial receipts held by a third party that are not U.S. government securities. Combined with investments in similar foreign government and semi-governmental entity securities, the Fund will not invest more than 10% of its total assets in such securities.

     SPECIAL CONSIDERATIONS. U.S. government securities are considered among the most creditworthy of fixed-income investments. The yields available from U.S. government securities are generally lower than the yields available from corporate debt securities. The values of U.S. government securities (like those of fixed-income securities generally) will change as interest rates fluctuate. During periods of falling U.S. interest rates, the values of outstanding long-term U.S. government securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. The magnitude of those fluctuations will generally be greater for securities with longer maturities. Although changes in the value of U.S. government securities will not affect investment income from those securities, they will affect the net asset value of the Fund.

     At a time when the Fund has written call options on a portion of its U.S. government securities, its ability to profit from declining interest rates will be limited. Any appreciation in the value of the securities held in the portfolio above the strike price would likely be partially or wholly offset by unrealized losses on call options written by the Fund. The termination of option positions under these conditions would generally result in the realization of capital losses, which would reduce the Fund's capital gains distributions. Accordingly, the Fund would generally seek to realize capital gains to offset realized losses by selling portfolio securities. In such circumstances, however, it is likely that the proceeds of such sales would be reinvested in lower yielding securities.


MORTGAGE-RELATED SECURITIES

     The Fund may invest in mortgage-backed securities and other derivative mortgage products, including those representing an undivided ownership interest in a pool of mortgages, e.g., GNMA, FNMA and FHLMC certificates where the U.S. government or its agencies or instrumentalities guarantees the payment of interest and principal of these securities. However, these guarantees do not extend to the securities' yield or value, which are likely to vary inversely with fluctuations in interest rates nor do these guarantees extend to the yield or value of the Fund's shares. These certificates are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, net of certain fees.

     In addition to GNMA, FNMA or FHLMC certificates through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate, the Fund may also invest in certain mortgage pass-through securities issued by the U.S. government or its agencies and instrumentalities commonly referred to as mortgage-backed security strips or MBS strips. MBS strips are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yields to maturity on IOs and POs are sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially adversely affected.

     The Fund will invest in both Adjustable Rate Mortgage Securities (ARMs), which are pass-through mortgage securities collateralized by adjustable rate mortgages, and Fixed-Rate Mortgage Securities (FRMs), which are collateralized by fixed-rate mortgages. For purposes of the Fund's maturity limitation, the maturity of a mortgage-backed security will be deemed to be equal to its remaining maturity (i.e., the average maturity of the mortgages underlying such security determined by the investment adviser on the basis of assumed prepayment rates with respect to such mortgages).

     FHLMC SECURITIES. FHLMC presently issues two types of mortgage pass-through securities, mortgage participation certificates (PCs) and guaranteed mortgage certificates (GMCs). The Fund does not intend to invest in GMCs. PCs resemble GNMA certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely monthly payment of interest on PCs and the stated principal amount.

     ADJUSTABLE RATE MORTGAGE SECURITIES. Generally, ARMs have a specified maturity date and amortize principal over their life. In periods of declining interest rates, there is a reasonable likelihood that ARMs will experience increased rates of prepayment of principal. However, the major difference between ARMs and FRMs is that the interest rate and the rate of amortization of principal of ARMs can and do change in accordance with movements in a particular, pre-specified, published interest rate index. Because the interest rate on ARMs generally moves in the same direction as market interest rates, the market value of ARMs tends to be more stable than that of long-term fixed-rate securities.

     FIXED-RATE MORTGAGE SECURITIES. The Fund anticipates investing in high-coupon fixed-rate mortgage securities. Such securities are collateralized by fixed-rate mortgages and tend to have high prepayment rates when the level of prevailing interest rates declines significantly below the interest rates on the mortgages. Thus, under those circumstances, the securities are generally less sensitive to interest rate movements than lower coupon FRMs.

     COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations
(CMOs) are debt instruments collateralized by GNMA, FNMA or FHLMC certificates, but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as Mortgage Assets). Multi-class pass-through securities are equity interests in a trust composed of Mortgage Assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multi-class pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including depository institutions, mortgage banks, investment banks and special-purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (REMIC). All future references to CMOs include REMICs and multi-class pass-through securities.

     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in a number of different ways.

     SPECIAL CONSIDERATIONS OF MORTGAGE-BACKED SECURITIES. The underlying mortgages which collateralize the ARMs, CMOs and REMICs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (1) per reset or adjustment interval and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. In addition, because of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity would indicate.

     The market value of mortgage securities, like other U.S. government securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. However, mortgage securities, while having comparable risk of decline during periods of rising rates, usually have less potential for capital appreciation than other investments of comparable maturities due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent such mortgage securities are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments generally will result in some loss of the holders' principal to the extent of the premium paid. On the other hand, if such mortgage securities are purchased at a discount, an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which when distributed to shareholders will be taxable as ordinary income.

     Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life of a particular issue of pass-through certificates. Mortgage-backed securities are often subject to more rapid prepayment than their stated maturity date would indicate as a result of the pass-through of prepayments on the underlying mortgage obligations. During periods of declining interest rates, prepayments of mortgages underlying mortgage-backed securities can be expected to accelerate. When mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund's ability to maintain a portfolio of high-yielding mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium generally will result in capital losses. During periods of rising interest rates, the rate of prepayment mortgages underlying mortgage-backed securities can be expected to decline, extending the projected average maturity of the mortgage-backed securities. This maturity extension risk may effectively change a security which was considered short- or intermediate-term at the time of purchase into a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short- or intermediate-term securities.


CORPORATE AND OTHER NON-GOVERNMENT DEBT SECURITIES

     The Fund may invest in corporate and other nongovernment debt obligations of domestic and foreign issuers including convertible securities and (subject to the Fund's maturity limitations) in intermediate-term and long-term bank debt securities in the United States and in foreign countries denominated in U.S. dollars or in foreign currencies. Issuers are not limited to the corporate form of organization.


ZERO COUPON, PAY-IN-KIND OR DEFERRED PAYMENT SECURITIES

     The Fund may also invest in zero coupon, pay-in-kind or deferred payment securities. Zero coupon securities are securities that are sold at a discount to par value and on which interest payments are not made during the life of the security. Upon maturity, the holder is entitled to receive the par value of the security. While interest payments are not made on such securities, holders of such securities are deemed to have received annually "phantom income." These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forego the purchase of additional income producing assets with these funds. Zero coupon securities include both corporate and U.S. and foreign government securities. Pay-in-kind securities are securities that have interest payable by delivery of additional securities. Upon maturity, the holder is entitled to receive the aggregate par value of the securities. Deferred payment securities are securities that remain a zero coupon security until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals. Zero coupon, pay-in-kind and deferred payment securities may be subject to greater fluctuation in value and lesser liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular intervals.


CUSTODIAL RECEIPTS

     Obligations issued or guaranteed as to principal and interest by the U.S. government, foreign governments or semi-governmental entities may be acquired by the Fund in the form of custodial receipts that evidence ownership of future interest payments, principal payments or both on certain notes or bonds. Such notes and bonds are held in custody by a bank on behalf of the owners. These U.S. government custodial receipts are known by various names, including "Treasury Receipts," "Treasury Investment Growth Receipts" (TIGRs) and "Certificates of Accrual on Treasury Securities" (CATS). The Fund will not invest more than 5% of its assets in such custodial receipts.


INTEREST RATE AND CURRENCY SWAPS

     The Fund may invest up to 20% of its assets in interest rate and currency swaps. The Fund may enter into interest rate and currency exchange rate swap agreements for purposes of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded the desired return. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the dollar amount invested at a particular interest rate or in a particular foreign currency. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by marking as segregated cash or other liquid assets to avoid any potential leveraging of the Fund's portfolio. The Fund will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Fund's assets.

     Whether the Fund's use of swap agreements will be successful in furthering its investment objective will depend on the investment adviser's ability to correctly predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. Restrictions imposed by the Internal Revenue Code may limit the Fund's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

     The Fund also may engage in various portfolio strategies, including using derivatives, to seek to reduce certain risks of its investments and to enhance return but not for speculation. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. These strategies currently include the use of options on securities and foreign currencies, foreign currency forward contracts and futures contracts and options on such contracts (including interest rate futures contracts and currency futures contracts and options thereon). The Fund's ability to use these strategies may be limited by various factors, such as market conditions, regulatory limits and tax considerations, and there can be no assurance that any of these strategies will succeed. If new financial products and risk management techniques are developed, the Fund may use them to the extent consistent with its investment objective and policies.

OPTIONS ON SECURITIES

     The Fund may purchase and write (that is, sell) put and call options on securities and currencies that are traded on U.S. and foreign securities exchanges or in the over-the-counter market to seek to enhance return or to protect against adverse price fluctuations in securities in the Fund's portfolio. These options will be on debt securities, aggregates of debt securities, indexes of prices thereof, other financial indexes (for example, the S&P 500), U.S. government securities (listed on an exchange and over-the-counter), foreign government securities and foreign currencies.

     The Fund may write covered put and call options to generate additional income through the receipt of premiums, purchase put options in an effort to protect the value of a security that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series.

     A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase the securities or currency subject to the option at a specified price (the exercise price or strike price). The writer of a call option, in return for the premium, has the obligation, upon exercise of the option, to deliver, depending upon the terms of the option contract, the underlying securities or a specified amount of cash to the purchaser upon receipt of the exercise price. When the Fund writes a call option, the Fund gives up the potential for gain on the underlying securities or currency in excess of the exercise price of the option during the period that the option is open.

     A put option gives the purchaser, in return for a premium, the right for a specified period of time to sell the securities or currency subject to the option to the writer of the put at the specified exercise price. The writer of the put option, in return for the premium, has the obligation, upon exercise of the option, to acquire the securities or currency underlying the option at the exercise price. The Fund, as the writer of a put option, might, therefore, be obligated to purchase the underlying securities or currency for more than their current market price.

     The Fund may wish to protect certain portfolio securities against a decline in market value through purchase of put options on other securities or currencies which Prudential Investment Management, Inc., doing business as Prudential Investments (Prudential Investments, the Subadviser or investment adviser) believes may move in the same direction as those portfolio securities. If the Subadviser's judgment is correct, changes in the value of the put options should generally offset changes in the value of the portfolio securities being hedged. If the Subadviser's judgment is not correct, the value of the securities underlying the put option may decrease less than the value of the Fund's investments and therefore the put option may not provide complete protection against a decline in the value of the Fund's investments below the level sought to be protected by the put option.

     The Fund may similarly wish to hedge against appreciation in the value of debt securities that it intends to acquire through purchase of call options on other debt securities which the Subadviser believes may move in the same direction as those portfolio securities. In such circumstances the Fund will be subject to risks analogous to those summarized above in the event that the correlation between the value of call options so purchased and the value of the securities intended to be acquired by the Fund is not as close as anticipated and the value of the securities underlying the call options increases less than the value of the securities to be acquired by the Fund.

     The Fund may write options in connection with buy-and-write transactions; that is, it may purchase a security and concurrently write a call option against that security. If the call option is exercised, the Fund's maximum gain will be the premium it received for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     The exercise price of a call option may be below (in-the-money), equal to (at-the-money) or above (out-of-the-money) the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. A buy-and-write transaction using an out-of-the-money call option may be used when it is expected that the premium received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call option is exercised in such a transaction, the Fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between the Fund's purchase price of the security and the exercise price of the option. If the option is not exercised and the price of the underlying security declines, the amount of the decline will be offset in part, or entirely, by the premium received.

     The Fund may also buy and write straddles (i.e., a combination of a call and a put written on the same security at the same strike price where the same segregated collateral is considered "cover" for both the put and the call). In such cases, the Fund will segregate with its Custodian cash or other liquid assets equivalent to the amount, if any, by which the put is "in-the-money," i.e., the amount by which the exercise price of the put exceeds the current market value of the underlying security. It is contemplated that the Fund's use of straddles will be limited to 5% of the Fund's net assets (meaning that the securities used for cover or segregated as described above will not exceed 5% of the Fund's net assets at the time the straddle is written). The writing of a call and a put on the same security at the same price where the call and put are covered by different securities is not considered a straddle for the purposes of this limit.

     The Fund may write both American style options and European style options. An American style option is an option which may be exercised by the holder at any time prior to its expiration. A European style option may only be exercised as of the expiration of the option.

     Prior to being notified of exercise of the option, the writer of an exchange-traded option that wishes to terminate its obligation may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. (Options of the same series are options with respect to the same underlying security, having the same expiration date and the same strike price.) The effect of the purchase is that the writer's position will be cancelled by the exchange's affiliated clearing organization. Likewise, an investor who is the holder of an option may liquidate a position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

     Exchange-traded options in the U.S. are issued by a clearing organization affiliated with the exchange on which the option is listed which, in effect, gives its guarantee to the fulfillment of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

     Exchange-traded options generally have a continuous liquid market while OTC options may not. When the Fund writes an OTC option, it generally will be able to close out the OTC option prior to its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote the OTC option. While the Fund will enter into OTC options only with dealers which agree to, and which are expected to be capable of, entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. Until the Fund is able to effect a closing purchase transaction in a covered OTC call option the Fund has written, it will not be able to liquidate securities used as cover until the option expires or is exercised or different cover is substituted. In the event of insolvency of the counterparty, the Fund may be unable to liquidate an OTC option. With respect to options written by the Fund, the inability to enter into a closing purchase transaction could result in material losses to the Fund.

     OTC options purchased by the Fund will be treated as illiquid securities subject to any applicable limitation on such securities. Similarly, the assets used to "cover" OTC options written by the Fund will be treated as illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC options it writes for a maximum price to be calculated by a formula set forth in the option agreement. The "cover" for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     The Fund will write only "covered" options. An option is covered if, as long as the Fund is obligated under the option, it (1) owns an offsetting position in the underlying security or (2) segregates cash or other liquid assets in an amount equal to or greater than its obligation under the option. Under the first circumstance, the Fund's losses are limited because it owns the underlying security; under the second circumstance, in the case of a written call option, the Fund's losses are potentially unlimited.

     There is no limitation on the amount of covered call options the Fund may write. The Fund may write covered put options to the extent that cover for such options does not exceed 25% of the Fund's net assets.

SPECIAL CONSIDERATIONS APPLICABLE TO OPTIONS

     ON TREASURY BONDS AND NOTES. Because trading interest in Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges will not indefinitely continue to introduce new series of options with expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course, with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each series of bonds or notes will thus be phased out as new options are listed on the more recent issues, and a full range of expiration dates will not ordinarily be available for every series on which options are traded.

     ON TREASURY BILLS. Because the deliverable Treasury bill changes from week to week, writers of Treasury bill call options cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Fund holds a long position in Treasury bills with a principal amount corresponding to the option contract size, the Fund may be hedged from a risk standpoint. In addition, the Fund will segregate with its Custodian Treasury bills maturing no later than those which would be deliverable in the event of an assignment of an exercise notice to ensure that it can meet its open option obligations.

     ON GNMA CERTIFICATES. The Fund may purchase and write options on GNMA certificates in the over-the-counter market and, to the extent available, on any exchange.

     Since the remaining principal balance of GNMA certificates declines each month as a result of mortgage payments, the Fund, as a writer of a covered GNMA call option holding GNMA certificates as "cover" to satisfy its delivery obligation in the event of assignment of an exercise notice, may find that its GNMA certificates no longer have sufficient remaining principal balance for this purpose. Should this occur, the Fund will enter into a closing purchase transaction or will purchase additional GNMA certificates from the same pool (if obtainable) or replacement GNMA certificates in the cash market in order to remain covered or substitute cover.

     A GNMA certificate held by the Fund to cover a call option the Fund has written in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. Should this occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace the certificate with a certificate which represents cover. When the Fund closes its option position or replaces the certificate, it may realize an unanticipated loss and incur transaction costs.

OPTIONS ON CURRENCIES

     Instead of purchasing or selling futures or foreign currency forward contracts, the Fund may attempt to accomplish similar objectives by purchasing put or call options on currencies either on exchanges or in over-the-counter markets or by writing put options or covered call options on currencies. A put option gives the Fund the right to sell a currency at the exercise price until the option expires. A call option gives the Fund the right to purchase a currency at the exercise price until the option expires. Both options serve to insure against adverse currency price movements in the underlying portfolio assets designated in a given currency. Currency options may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing the options. The Fund's use of options on currencies will be subject to the same limitations as its use of options on securities, described above. The Fund will not purchase put or call options if, as a result thereof, the value of the options would exceed 5% of the Fund's net assets.

FOREIGN CURRENCY FORWARD CONTRACTS

     The Fund may enter into foreign currency forward contracts to protect the value of its portfolio against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The risks involved in entering into a foreign currency forward contract are generally the same as for a futures contract having similar terms.

     The Fund's transactions in foreign currency forward contracts will be limited to risk management involving either specific transactions or portfolio positions. Transaction risk management is the forward purchase or sale of currency with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities and accruals of interest receivable and Fund expenses. Position risk management is the forward sale of currency with respect to portfolio security positions denominated or quoted in that currency or in a currency bearing a high degree of positive correlation to the value of that currency. The Fund may also cross hedge its currency exposure under circumstances where the investment adviser believes that the currency in which a security is denominated may deteriorate against the dollar and the possible loss in value can be hedged, return can be enhanced and risks can be managed by entering into forward contracts to sell the deteriorating currency and buy a currency that is expected to appreciate in relation to the dollar.

     Although there are no limits on the number of forward contracts that the Fund may enter into, the Fund may not position "hedge" (including "cross hedges") with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities being hedged. If the Fund enters into a position hedging transaction, the transaction will be "covered" by the position being hedged or the Fund's Custodian will segregate cash or other liquid assets of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract. If the value of the assets segregated declines, additional assets will be segregated so that the value of the account will, at all times, equal the amount of the Fund's net commitment with respect to the forward contract.

     The use of foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities, but it does establish a rate of exchange that can be achieved in the future. In addition, although forward currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result if the value of the currency increases. The Fund is not required to enter into forward contracts with regard to its foreign currency denominated securities.

     The Fund will not enter into forward contracts to purchase or sell currency if, as a result, the net market value of all such contracts exceeds 20% of the Fund's net assets. The Fund may invest in non-deliverable forward currency contracts. A non-deliverable forward currency contract (NDF) is a foreign exchange contract which requires no physical delivery of currencies. At maturity, the difference between the contracted forward rate at inception and the prevailing spot rate is settled in U.S. dollars or any other convertible currency. Because there is no actual exchange of principal funds, NDF's are an asset-efficient method of managing foreign exchange exposures.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     The Fund may enter into futures contracts and options on futures contracts to seek to reduce certain risks of its investments and to attempt to enhance return. The Fund may enter into futures contracts for the purchase or sale of debt securities, aggregates of debt securities or indexes of prices thereof, other financial indexes, U.S. government securities, corporate debt securities and certain foreign government debt securities (collectively, interest rate futures contracts). It may also enter into futures contracts for the purchase or sale of foreign currencies or composite foreign currencies in which securities held or to be acquired by the Fund are denominated, or the value of which have a high degree of positive correlation to the value of such currencies as to constitute, in the investment adviser's judgment, an appropriate vehicle for hedging. The Fund may enter into such futures contracts both on U.S. and foreign exchanges.


     The Fund may not purchase or sell futures contracts and related options to attempt to enhance return or for risk management purposes, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's existing futures and options on futures and premiums paid for such related options would exceed 5% of the market value of the Fund's total assets. The Fund may purchase and sell futures contracts and related options without limitation, for bona fide hedging purposes in accordance with regulations of the Commodity Exchange Act as enforced by the Commodity Futures Trading Commission (that is, to reduce certain risks of its investments). The total contract value of all futures contracts sold will not exceed the total market value of the Fund's investments.

     Under regulations of the Commodity Exchange Act, investment companies registered under the Investment Company Act of 1940, as amended (1940 Act) are exempt from the definition of "commodity pool operator," subject to compliance with certain conditions. The exemption is conditioned upon the Fund's purchasing and selling futures contracts and options thereon for bona fide hedging transactions, except that the Fund may purchase and sell futures contracts and options thereon for any other purpose to the extent that the aggregate initial margin and option premiums on such non-hedging transactions do not exceed 5% of the liquidation value of the Fund's total assets. Although there are no other limits applicable to futures contracts, the value of all futures contracts sold will not exceed the total market value of the Fund's investments.


     The ordinary spreads between values in the cash and futures markets, due to differences in the character of those markets, are subject to distortions. In addition, futures contracts entail risks. For example, all participants in the futures market are subject to initial and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Also, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing price distortions. In addition, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the investment adviser may still not result in a successful transaction.

     The Fund may only write "covered" put and call options on futures contracts. The Fund will be considered "covered" with respect to a call option it writes on a futures contract if the Fund owns the assets which are deliverable under the futures contract or an option to purchase that futures contract having a strike price equal to or less than the strike price of the "covered" option and having an expiration date not earlier than the expiration date of the "covered" option, or if it segregates with the Fund's Custodian for the term of the option cash or other liquid assets equal to the fluctuating value of the optioned future. The Fund will be considered "covered" with respect to a put option it writes on a futures contract if it owns an option to sell that futures contract having a strike price equal to or greater than the strike price of the "covered" option or if it segregates with the Custodian for the term of the option cash or other liquid assets at all times equal in value to the exercise price of the put (less any initial margin deposited by the Fund with the Custodian with respect to such put option). There is no limitation on the amount of the Fund's assets which can be segregated.

INTEREST RATE FUTURES CONTRACTS AND OPTIONS THEREON

     The Fund will purchase or sell interest rate futures contracts to take advantage of or to protect the Fund against fluctuations in interest rates affecting the value of debt securities which the Fund holds or intends to acquire. For example, if interest rates are expected to increase, the Fund might sell futures contracts on debt securities, the values of which historically have a high degree of positive correlation to the values of the Fund's portfolio securities. Such a sale would have an effect similar to selling an equivalent value of the Fund's portfolio securities. If interest rates increase, the value of the Fund's portfolio securities will decline, but the value of the futures contracts to the Fund will increase at approximately an equivalent rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities with longer maturities and investing in debt securities with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

     Similarly, the Fund may purchase interest rate futures contracts when it is expected that interest rates may decline. The purchase of futures contracts for this purpose constitutes a hedge against increases in the price of debt securities (caused by declining interest rates) which the Fund intends to acquire. Since fluctuations in the value of appropriately selected futures contracts should approximate that of the debt securities that will be purchased, the Fund can take advantage of the anticipated rise in the cost of the debt securities without actually buying them. Subsequently, the Fund can make the intended purchase of the debt securities in the cash market and currently liquidate its futures position. To the extent the Fund enters into futures contracts for this purpose, it will segregate with the Fund's Custodian cash or other liquid assets from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial margin deposited by the Fund with its Custodian with respect to such futures contracts sufficient to cover the Fund's obligations with respect to such futures contracts.

     The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

     The purchase of a put option on a futures contract is similar to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates and consequent reduction in the value of portfolio securities.

     The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of debt securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from options on futures it has written may to some extent be reduced or increased by changes in the value of its portfolio securities.

     In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the investment adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contracts. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds which it has hedged because it will have offsetting losses in its futures positions. In addition, particularly in such situations, if the Fund has insufficient cash, it may have to sell bonds from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

CURRENCY FUTURES AND OPTIONS THEREON

     Generally, foreign currency futures contracts and options thereon are similar to the interest rate futures contracts and options thereon discussed previously. By entering into currency futures and options thereon on U.S. and foreign exchanges, the Fund will seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund will seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus if the Fund intends to buy securities in the future and the investment adviser expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

     The purchase of options on currency futures will allow the Fund, for the price of the premium and related transaction costs it must pay for the option, to decide whether or not to buy (in the case of a call option) or to sell (in the case of a put option) a futures contract at a specified price at any time during the period before the option expires. If the investment adviser, in purchasing an option, has been correct in its judgment concerning the direction in which the price of a foreign currency would move as against the U.S. dollar, the Fund may exercise the option and thereby take a futures position to hedge against the risk it had correctly anticipated or close out the option position at a gain that will offset, to some extent, currency exchange losses otherwise suffered by the Fund. If exchange rates move in a way the investment adviser did not anticipate, however, the Fund will have incurred the expense of the option without obtaining the expected benefit; any such movement in exchange rates may also thereby reduce rather than enhance the Fund's profits on its underlying securities transactions. The Fund's use of options on currencies will be subject to the same limitations as its use of options on securities described above. Currency options may be subject to position limits which may limit the ability of the Fund to fully hedge its positions by purchasing the options.

     As in the case of interest rate futures contracts and options thereon, the Fund may hedge against the risk of a decrease or increase in the U.S. dollar value of a foreign currency denominated debt security which the Fund owns or intends to acquire by purchasing or selling options contracts, futures contracts or options thereon with respect to a foreign currency other than the foreign currency in which such debt security is denominated, where the values of such different currencies (vis-a-vis the U.S. dollar) historically have a high degree of positive correlation.

RISKS OF RISK MANAGEMENT AND RETURN ENHANCEMENT STRATEGIES

     Participation in the options, futures and currency markets involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. The Fund, and thus its investors, may lose money through any unsuccessful use of these strategies. If the Subadviser's predictions of movements in the direction of the securities, foreign currency or interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of these strategies include: (1) dependence on the Subadviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time;
(5) the risk that the counterparty may be unable to complete the transaction; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate assets in connection with hedging transactions.

     The Fund will generally purchase or sell options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Fund will generally purchase or sell OTC options only if the investment adviser believes that the other party to the options will continue to make a market for such options.

ADDITIONAL RISKS OF OPTIONS ON SECURITIES AND CURRENCIES, FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

     Certain of the options, futures contracts and options thereon purchased or sold by the Fund may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the U.S., may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, the instrument being traded. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors,
(2) lesser availability than in the U.S. of data on which to make trading decisions, (3) delays in the Fund's ability to act upon economic events occurring in the foreign markets during non-business hours in the U.S., (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the U.S. and (5) lesser trading volume.

     Exchanges on which options, futures and options on futures are traded may impose limits on the positions that the Fund may take in certain circumstances. If so, this could limit the ability of the Fund fully to protect against these risks. In addition, the hours of trading of financial futures contracts and options thereon may not conform to the hours during which the Fund may trade the underlying securities. To the extent the futures markets close before the securities markets, significant price and rate movements can take place in the securities markets that cannot be reflected in the futures markets.

     An exchange-traded option position may be closed out only where there exists a secondary market for an option of the same series. If a secondary market does not exist, it might not be possible to effect closing transactions in particular options the Fund has purchased with the result that the Fund would have to exercise the options in order to realize any profit. If the Fund is unable to effect a closing purchase transaction in a secondary market in an option the Fund has written, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position. Reasons for the absence of a liquid secondary market include the following: (1) there may be insufficient trading interest in certain options; (2) restrictions may be imposed by a securities exchange on opening transactions or closing transactions or both;
(3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or clearing organization may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or a particular class or series of options) would cease to exist, although outstanding options would continue to be exercisable in accordance with their terms.

SPECIAL RISKS RELATED TO FOREIGN CURRENCY FORWARD CONTRACTS

     At or before the maturity of a forward sale contract, the Fund may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligations to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to purchase is less than the price of the currency it has agreed to sell. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. Closing out forward purchase contracts involves similar offsetting transactions.

SPECIAL RISK CONSIDERATIONS RELATING TO FUTURES AND OPTIONS THEREON

     Certain risks are inherent in the Fund's use of futures contracts and options on futures. One such risk arises because the correlation between movements in the price of futures contracts or options on futures and movements in the price of the securities hedged or used for cover will not be perfect. Another risk is that the price of futures contracts or options on futures may not move inversely with changes in interest rates. If the Fund has sold futures contracts to hedge securities held by the Fund and the value of the futures position declines more than the price of such securities increases, the Fund will realize a loss on the futures contracts which is not completely offset by the appreciation in the price of the hedged securities. Similarly, if the Fund has written a call on a futures contract and the value of the call increases by more than the increase in the value of the securities held as cover, the Fund may realize a loss on the call which is not completely offset by the appreciation in the price of the securities held as cover and the premium received for writing the call.

     The Fund's ability to establish and close out positions in futures contracts and options on futures contracts will be subject to the development and maintenance of liquid markets. Although the Fund generally will purchase or sell only those futures contracts and options thereon for which there appears to be a liquid market, there is no assurance that a liquid market on an exchange will exist for any particular futures contract or option thereon at any particular time. In the event no liquid market exists for a particular futures contract or option thereon in which the Fund maintains a position, it will not be possible to effect a closing transaction in that contract or to do so at a satisfactory price and the Fund would have to either make or take delivery under the futures contract or, in the case of a written option, wait to sell the underlying securities until the option expires or is exercised or, in the case of a purchased option, exercise the option. In the case of a futures contract or an option on a futures contract which the Fund has written and which the Fund is unable to close, the Fund would be required to maintain margin deposits on the futures contract or option and to make variation margin payments until the contract is closed.

     Futures exchanges may establish daily limits in the amount that the price of a futures contract or related options contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond the limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures or options contract prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of positions and subject some traders to substantial losses. In such event, it may not be possible for the Fund to close out a position, and in the event of adverse price movements, the Fund would have to make daily cash payments of variation margin (except in the case of purchased options).

     Successful use of futures contracts and options thereon and forward contracts by the Fund depends significantly on the ability of the investment adviser to forecast movements in the direction of the market and interest and foreign currency rates and requires skills and techniques different from those used in selecting portfolio securities. The correlation between movements in the price of a futures contract and movements in the price of the securities being hedged is imperfect and the risk from imperfect correlation increases as the composition of the Fund's portfolio diverges from the composition of the relevant index. There is also a risk that the value of the securities being hedged may increase or decrease at a greater rate than the related futures contracts, resulting in losses to the Fund. If the investment adviser's expectations are not met, the Fund would be in a worse position than if a hedging strategy had not been pursued. In addition, in such situations, if the Fund has insufficient cash to meet daily variation margin requirements, it may have to sell securities to meet the requirements. These sales may, but will not necessarily, be at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it is disadvantageous to do so.

     Pursuant to the requirements of the Commodity Exchange Act, as amended, all U.S. futures contracts and options thereon must be traded on an exchange. Since a clearing corporation effectively acts as the counterparty on every futures contract and option thereon, the counterparty risk depends on the strength of the clearing or settlement corporation associated with the exchange. Additionally, although the exchanges provide a means of closing out a position previously established, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In the case of options on futures, if such a market does not exist, the Fund, as the holder of an option on futures contracts, would have to exercise the option and comply with the margin requirements for the underlying futures contract to realize any profit, and if the Fund were the writer of the option, its obligation would not terminate until the option expired or the Fund was assigned an exercise notice.

LIMITATIONS ON THE PURCHASE AND SALE OF FUTURES CONTRACTS, OPTIONS ON FUTURES CONTRACTS AND FOREIGN CURRENCY FORWARD CONTRACTS

     The Fund will engage in transactions in futures contracts and options thereon only to seek to reduce certain risks of its investments and to attempt to enhance return in each case in accordance with the rules and regulations of the CFTC, and not for speculation.

     In accordance with CFTC regulations, the Fund may not purchase or sell futures contracts or options thereon if the initial margin and premiums therefor exceed 5% of the liquidation value of the Fund's total assets after taking into account unrealized profits and unrealized losses on any such contracts; provided, however, that in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The above restriction does not apply to the purchase and sale of futures contracts and options thereon for bona fide hedging purposes within the meaning of CFTC regulations. In instances involving the purchase of futures contracts or call options thereon or the writing of put options thereon by the Fund, an amount of cash or other liquid assets equal to the market value of the futures contracts and options thereon (less any related margin deposits), will be deposited in a segregated account with the Custodian to cover the position, or alternative cover will be employed, thereby insuring that the use of such instruments is unleveraged.

     CFTC regulations may impose limitations on the Fund's ability to engage in certain return enhancement and risk management strategies. There are no limitations on the Fund's use of futures contracts and options on futures contracts beyond the restrictions set forth above.

     When the investment adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, the Fund may enter into a forward contract for a fixed amount of dollars to sell the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Fund does not intend to enter into such forward contracts to protect the value of its portfolio securities on a regular or continuous basis. The Fund will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the long-term investment decisions made with regard to overall diversification strategies. However, the Fund believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interest of the Fund will thereby be served. If the Fund enters into a position hedging transaction the transaction will be "covered" by the position being hedged or the Fund's Custodian or sub-custodian will segregate cash or other liquid assets of the Fund (less the value of the "covering" positions, if any) in an amount equal to the value of the Fund's total assets committed to the consummation of the given forward contract.

     The Fund generally will not enter into a forward contract with a term of greater than one year. At the maturity of a forward contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

     It is impossible to forecast with absolute precision the market value of a particular portfolio security at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend physically to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

ILLIQUID SECURITIES

     The Fund may hold up to 15% of its net assets in illiquid securities. If the Fund were to exceed this limit, the investment adviser would take prompt action to reduce the Fund's holdings in illiquid securities to no more than 15% of its net assets, as required by applicable law. Illiquid securities include repurchase agreements which have a maturity of longer than seven days, certain securities with legal or contractual restrictions on resale (restricted securities) and securities that are not readily marketable in securities markets either within or outside of the United States. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

     In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

     Rule 144A under the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

     Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and privately placed commercial paper for which there is a readily available market are treated as liquid only when deemed liquid under procedures established by the Board of Directors. The Fund's investment in Rule 144A securities could have the effect of increasing illiquidity to the extent that qualified institutional buyers become, for a limited time, uninterested in purchasing Rule 144A securities. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act, to be considered liquid (a) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (b) it must not be "traded flat" (that is, without accrued interest) or in default as to principal or interest.

     The staff of the Securities and Exchange Commission (Commission) has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities unless the Fund and the counterparty have provided for the Fund, at the Fund's election, to unwind the over-the-counter option. The exercise of such an option ordinarily would involve the payment by the Fund of an amount designed to reflect the counterparty's economic loss from an early termination, but does allow the Fund to treat the assets used as "cover" as "liquid." The Fund will also treat non-U.S. government interest-only and principal-only mortgage backed security strips as illiquid so long as the staff of the Commission maintains its position that such securities are illiquid.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities the value may be more or less than the purchase price and an increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Fund's net asset value. Subject to the segregation requirement, the Fund may purchase such securities without limit.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements, whereby the seller of a security agrees to repurchase that security from the Fund at a mutually agreed-upon time and at a price in excess of the purchase price, reflecting an agreed-upon rate of return effective for the period of time the Fund's money is invested in the repurchase agreement. The period of maturity is usually quite short, possibly overnight or a few days, although it may extend over a number of months. The Fund's repurchase agreements will at all times be fully collateralized by U.S. government obligations in an amount at least equal to the resale price. The instruments held as collateral are valued daily, and if the value of instruments declines, the Fund will require additional collateral. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

     The Fund will enter into repurchase transactions only with parties meeting creditworthiness standards approved by the Fund's investment adviser. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral.


     The Fund participates in a joint repurchase agreement with other investment companies managed by Prudential Investments LLC (PI) pursuant to an order of the Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such investment companies and invested in one or more repurchase agreements. Each fund participates in the income earned or accrued in the joint account based on the percentage of its investment.


BORROWING


     The Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made). The Fund may pledge up to 20% of its total assets to secure these borrowings. If the Fund borrows to invest in securities, any investment gains made on the securities in excess of interest paid on the borrowing will cause the net asset value of the shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, the net asset value of the Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as "leverage." If the Fund's asset coverage of borrowings falls below 300%, the Fund will take prompt action (within 3 days) to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. The Fund will not purchase portfolio securities when borrowings exceed 5% of the value of its total assets.

SEGREGATED ASSETS

     The Fund will segregate with its Custodian, State Street Bank and Trust Company (State Street), cash, U.S. government securities, equity securities (including foreign securities), debt securities or other liquid, unencumbered assets, equal in value to its obligations in respect of potentially leveraged transactions. These include forward contracts, when-issued and delayed delivery securities, futures contracts, written options and options on futures contracts (unless otherwise covered). If collateralized or otherwise covered, in accordance with Commission guidelines, these will not be deemed to be senior securities. The assets segregated will be marked-to-market daily.

DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS

     When conditions dictate a defensive strategy, the Fund may temporarily invest without limit in U.S. Treasury or other U.S. dollar-denominated securities or high quality money market instruments, including commercial paper of domestic and foreign corporations, foreign government securities, certificates of deposit, bankers' acceptances and time deposits of domestic and foreign banks, and short-term obligations issued or guaranteed by the U.S. government and its agencies denominated in either U.S. dollars or foreign currencies. Such investments may be subject to certain risks, including future political and economic developments, the possible imposition of withholding taxes on interest income, the seizure or nationalization of foreign deposits and foreign exchange controls or other restrictions.

PORTFOLIO TURNOVER


     The portfolio turnover rate is generally the percentage computed by dividing the lesser of portfolio purchases or sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the long-term portfolio. The turnover rates for 2001, 2000 and 1999 were 237%, 436% and 132%, respectively. The 2001 portfolio turnover rate was due to several factors, including: (1) the Fund's holdings in Japanese government bonds, which included rollover provisions at the rate of four times per year to avoid withholding taxes and
(2) restructuring the Fund's portfolio in connection with new portfolio management and changing market conditions. High portfolio turnover (100% or more) involves correspondingly greater transaction costs, which are borne directly by the Fund. In addition, high portfolio turnover may also mean that a proportionately greater amount of distributions to shareholders will be taxed as ordinary income rather than long-term capital gains compared to investment companies with lower portfolio turnover. See "Brokerage Allocation and Other Practices" and "Taxes, Dividends and Distributions."


                            INVESTMENT RESTRICTIONS


     Investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. A "majority of the Fund's outstanding voting securities," when used in this SAI, means the lesser of (1) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (2) more than 50% of the outstanding voting shares.

     The Fund may not:

          1. Purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions; provided that the deposit or payment by the Fund of initial or maintenance margin in connection with futures or options is not considered the purchase of a security on margin.

          2. Make short sales of securities or maintain a short position.

          3. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from banks up to 20% of the value of its total assets (calculated when the loan is made) for temporary, extraordinary or emergency purposes, for the clearance of transactions or for investment purposes. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings. For purposes of this restriction, the purchase or sale of securities on a when-issued or delayed delivery basis, foreign currency forward contracts and collateral arrangements relating thereto, and collateral arrangements with respect to interest rate swap transactions, reverse repurchase agreements, dollar roll transactions, options, futures contracts and options thereon and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be pledge of assets or the issuance of a senior security.

          4. Buy or sell commodities, commodity contracts, real estate or interests in real estate. Transactions in foreign currencies, financial futures contracts and forward contracts and any related options thereon are not considered by the Fund to be transactions in commodities or commodity contracts.

          5. Make loans, except through (i) repurchase agreements and (ii) the purchase of debt obligations and bank deposits.

          6. Make investments for the purpose of exercising control or management.

          7. Act as an underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in the Fund's investment portfolio).

          8. Except for securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, invest 25% or more of its total assets at the time of purchase in any one industry or in the securities of any central government or supranational issuer.

     Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings, as required by applicable law.

                             MANAGEMENT OF THE FUND

     Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be "interested persons" of the Fund (as defined in the 1940 Act) are referred to as "Independent Directors." Directors who are deemed to be "interested persons" of the Fund are referred to as "Interested Directors." "Fund Complex" consists of the Fund and any other investment companies managed by Prudential Investments LLC (PI).


                             INDEPENDENT DIRECTORS



                                                                                          NUMBER OF
                                               TERM OF                                  PORTFOLIOS IN         OTHER
                                 POSITION   OFFICE*** AND                                FUND COMPLEX     DIRECTORSHIPS
                                 WITH THE     LENGTH OF       PRINCIPAL OCCUPATIONS      OVERSEEN BY       HELD BY THE
NAME, ADDRESS** AND AGE            FUND      TIME SERVED      DURING PAST FIVE YEARS       DIRECTOR       DIRECTOR****
-----------------------            ----      -----------      ----------------------       --------       ------------
 Saul K. Fenster, Ph.D. (68)     Director    since 2000    President (since December         79        Member (since
                                                           1978) of New Jersey                         2000), Board of
                                                           Institute of Technology;                    Directors of IDT
                                                           Commissioner (since                         Corporation.
                                                           1998) of the Middle States
                                                           Association Commission
                                                           on Higher Education;
                                                           Commissioner (since
                                                           1985) of the New Jersey
                                                           Commission on Science
                                                           and Technology; Director
                                                           (since 1998) of Society of
                                                           Manufacturing Engineering
                                                           Education Foundation,
                                                           formerly a director or
                                                           trustee of Liberty Science
                                                           Center, Research and
                                                           Development Council of
                                                           New Jersey, New Jersey
                                                           State Chamber of
                                                           Commerce, and National
                                                           Action Council for
                                                           Minorities in Engineering.

 Delayne Dedrick Gold (63)       Director    since 1996    Marketing Consultant.             89

 Douglas H. McCorkindale (62)    Director    since 1996    Formerly Vice Chairman            75        Chairman (since
                                                           (March 1984-May 2000) of                    February 2001),
                                                           Gannett Co. Inc.                            Chief Executive
                                                                                                       Officer (since
                                                                                                       June 2000) and
                                                                                                       President (since
                                                                                                       September
                                                                                                       1997) of Gannett
                                                                                                       Co. Inc.
                                                                                                       (publishing and
                                                                                                       media); Director
                                                                                                       of Continental
                                                                                                       Airlines, Inc.;
                                                                                                       Director (since
                                                                                                       May 2001) of
                                                                                                       Lockheed Martin
                                                                                                       Corp.
                                                                                                       (aerospace and
                                                                                                       defense);
                                                                                                       Director of the
                                                                                                       High Yield Plus
                                                                                                       Fund, inc. (since
                                                                                                       1996).

                                                                                            NUMBER OF
                                              TERM OF                                     PORTFOLIOS IN          OTHER
                                POSITION   OFFICE*** AND                                   FUND COMPLEX      DIRECTORSHIPS
                                WITH THE     LENGTH OF        PRINCIPAL OCCUPATIONS        OVERSEEN BY        HELD BY THE
NAME, ADDRESS** AND AGE           FUND      TIME SERVED       DURING PAST FIVE YEARS         DIRECTOR        DIRECTOR****
-----------------------           ----      -----------       ----------------------         --------        ------------
 W. Scott McDonald, Jr. (64)    Director    since 2000    Vice President (since 1997)          79
                                                          of Kaludis Consulting
                                                          Group, Inc. (company
                                                          serving higher education);
                                                          formerly principal
                                                          (1995-1997) of Scott
                                                          McDonald & Associates;
                                                          Chief Operating Officer
                                                          (1991-1995) of Fairleigh
                                                          Dickinson University,
                                                          Executive Vice President
                                                          and Chief Operating
                                                          Officer (1975-1991) of
                                                          Drew University; Interim
                                                          President (1988-1990),
                                                          Drew University; and a
                                                          founding director of
                                                          School, College and
                                                          University Underwriters
                                                          Ltd.

 Thomas T. Mooney (60)          Director    since 1986    President of Greater                 95        Director, President
                                                          Rochester Metro Chamber                        and Treasurer
                                                          of Commerce; formerly                          (since 1986) of
                                                          Rochester City Manager;                        First Financial
                                                          formerly Deputy Monroe                         Fund, Inc. and
                                                          County Executive; Trustee                      Director (since
                                                          of Center for                                  1988) of The
                                                          Governmental Research,                         High Yield Plus
                                                          Inc.; Director of Blue Cross                   Fund, Inc.
                                                          of Rochester; Monroe
                                                          County Water Authority
                                                          and Executive Service
                                                          Corps of Rochester.

 Stephen P. Munn (59)           Director    since 1996    Formerly Chief Executive             73        Chairman of the
                                                          Officer (1988-2001) and                        Board (since
                                                          President of Carlisle                          January 1994)
                                                          Companies Incorporated.                        and Director
                                                                                                         (since 1988) of
                                                                                                         Carlisle
                                                                                                         Companies
                                                                                                         Incorporated
                                                                                                         (manufacturer of
                                                                                                         industrial
                                                                                                         products);
                                                                                                         Director of
                                                                                                         Gannett Co. Inc.
                                                                                                         (publishing and
                                                                                                         media).

                                                                                      NUMBER OF
                                          TERM OF                                   PORTFOLIOS IN        OTHER
                            POSITION   OFFICE*** AND                                 FUND COMPLEX    DIRECTORSHIPS
                            WITH THE     LENGTH OF       PRINCIPAL OCCUPATIONS       OVERSEEN BY      HELD BY THE
NAME, ADDRESS** AND AGE       FUND      TIME SERVED      DURING PAST FIVE YEARS        DIRECTOR      DIRECTOR****
-----------------------       ----      -----------      ----------------------        --------      ------------
 Richard A. Redeker (58)    Director    since 1993    Formerly management                73
                                                      consultant of Investmar,
                                                      Inc. (August 2001-October
                                                      2001); formerly employee
                                                      of Prudential Investments
                                                      (October 1996-January
                                                      1998); formerly President,
                                                      Chief Executive Officer and
                                                      Director (October
                                                      1993-September 1996),
                                                      Prudential Mutual Fund
                                                      Management, Inc. (PMF);
                                                      Executive Vice President,
                                                      Director and Member of
                                                      Operating Committee
                                                      (October 1993-September
                                                      1996) of Prudential
                                                      Securities Incorporated
                                                      (Prudential Securities),
                                                      Director (October
                                                      1993-September 1996) of
                                                      Prudential Securities
                                                      Group, Inc., Executive Vice
                                                      President (January
                                                      1994-September 1996) of
                                                      The Prudential Investment
                                                      Corporation; Director
                                                      (January 1994-September
                                                      1996) of Prudential Mutual
                                                      Fund Distributors, Inc. and
                                                      Prudential Mutual Fund
                                                      Services, Inc.

 Robin B. Smith (62)        Director    since 1996    Chairman and Chief                 69        Director of
                                                      Executive Officer (since                     BellSouth
                                                      August 1996) of Publishers                   Corporation
                                                      Clearing House                               (since 1992)
                                                      (publishing); formerly                       and Kmart
                                                      President and Chief                          Corporation
                                                      Executive Officer (January                   (retail) (since
                                                      1988-August 1996) of                         1996).
                                                      Publishers Clearing House.

 Louis A. Weil, III (60)    Director    since 1996    Formerly Chairman (January         73
                                                      1999-July 2000), President
                                                      and Chief Executive Officer
                                                      (January 1996-July 2000)
                                                      and Director (since
                                                      September 1991) of
                                                      Central Newspapers, Inc.;
                                                      formerly Chairman of the
                                                      Board (January 1996-July
                                                      2000), Publisher and Chief
                                                      Executive Officer (August
                                                      1991-December 1995) of
                                                      Phoenix Newspapers, Inc.

 Clay T. Whitehead (63)     Director    since 1996    President (since 1983) of          91
 P.O. Box 8090                                        National Exchange Inc.
 McLean, VA 22106-8090                                (new business
                                                      development firm).

                             INTERESTED DIRECTORS



                                                                                             NUMBER OF
                                               TERM OF                                     PORTFOLIOS IN       OTHER
                                 POSITION   OFFICE*** AND                                   FUND COMPLEX   DIRECTORSHIPS
                                 WITH THE     LENGTH OF         PRINCIPAL OCCUPATIONS       OVERSEEN BY     HELD BY THE
NAME, ADDRESS** AND AGE            FUND      TIME SERVED       DURING PAST FIVE YEARS         DIRECTOR      DIRECTOR****
-----------------------            ----      -----------       ----------------------         --------      ------------
 *Robert F. Gunia (55)         Vice          since 1996    Executive Vice President and        112        Vice President
                               President                   Chief Administrative Officer                   and Director
                               and                         (since June 1999) of PI;                       (since May
                               Director                    Executive Vice President                       1989) of The
                                                           and Treasurer (since                           Asia Pacific
                                                           January 1996) of PI,                           Fund, Inc.
                                                           President (since April
                                                           1999) of Prudential
                                                           Investment Management
                                                           Services LLC (PIMS);
                                                           Corporate Vice President
                                                           (since September 1997) of
                                                           The Prudential Insurance
                                                           Company of America
                                                           (Prudential); formerly
                                                           Senior Vice President
                                                           (March 1987-May 1999) of
                                                           Prudential Securities;
                                                           formerly Chief
                                                           Administrative Officer (July
                                                           1989-September 1996),
                                                           Director (January
                                                           1989-September 1996),
                                                           and Executive Vice
                                                           President, Treasurer and
                                                           Chief Financial Officer
                                                           (June 1987-September
                                                           1996) of PMF; Vice
                                                           President and Director
                                                           (since May 1992) of
                                                           Nicholas-Applegate Fund,
                                                           Inc.

 *David R. Odenath, Jr. (44)   President     since 1999    President, Chief Executive          115
                               and                         Officer and Chief
                               Director                    Operating Officer (since
                                                           June 1999) of PI; Senior
                                                           Vice President (since June
                                                           1999) of Prudential;
                                                           formerly Senior Vice
                                                           President (August
                                                           1993-May 1999) of
                                                           PaineWebber Group, Inc.

 *Judy A. Rice (54)            Vice          since 2000    Executive Vice President            111
                               President                   (since 1999) of PI; formerly
                               and                         various positions to Senior
                               Director                    Vice President
                                                           (1992-1999), Prudential
                                                           Securities; and various
                                                           positions to Managing
                                                           Director (1975-1992) of
                                                           Salomon Smith Barney;
                                                           Member of Board of
                                                           Governors of the Money
                                                           Management Institute;
                                                           Member of the Prudential
                                                           Securities Operating
                                                           Council and a Member of
                                                           Board of Directors for the
                                                           National Association for
                                                           Variable Annuities.

   Information pertaining to the Officers of the Fund who are not also Directors is set forth below.

                                    OFFICERS



                                                          TERM OF
                                        POSITION       OFFICE*** AND
                                        WITH THE         LENGTH OF             PRINCIPAL OCCUPATIONS
NAME, ADDRESS** AND AGE                   FUND          TIME SERVED            DURING PAST FIVE YEARS
-----------------------                   ----          -----------            ----------------------
 Grace C. Torres (42)               Treasurer and       since 1998     Senior Vice President (since January 2000) of PI;
                                    Principal                          formerly First Vice President (December
                                    Financial                          1996-January 2000) of PI and First Vice President
                                    and                                (March 1993-1999) of Prudential Securities.
                                    Accounting
                                    Officer

 Marguerite E. H. Morrison (45)     Secretary           since 1999     Vice President and Chief Legal Officer--Mutual Funds
                                                                       and Unit Investment Trusts (since August 2000) of
                                                                       Prudential; Assistant Secretary (since February
                                                                       2001) of PI; previously Vice President and
                                                                       Associate General Counsel (December
                                                                       1996-February 2001) of PI and Vice President and
                                                                       Associate General Counsel (September
                                                                       1987-September 1996) of Prudential Securities.

 William V. Healey (48)             Assistant           since 2000     Vice President and Associate General Counsel (since
                                    Secretary                          1998) of Prudential; Executive Vice President,
                                                                       Secretary and Chief Legal Officer (since February
                                                                       1999) of PI; Senior Vice President, Chief Legal
                                                                       Officer and Secretary (since December 1998) of
                                                                       PIMS; Executive Vice President, Chief Legal Officer
                                                                       and Secretary (since February 1999) of Prudential
                                                                       Mutual Fund Services LLC; Director (since June
                                                                       1999), ICI Mutual Insurance Company; prior to
                                                                       August 1998, Associate General Counsel of the
                                                                       Dreyfus Corporation (Dreyfus), a subsidiary of
                                                                       Mellon Bank, N.A. (Mellon Bank), and an officer
                                                                       and/or director of various affiliates of Mellon Bank
                                                                       and Dreyfus.

 Maria G. Master (31)               Assistant           since 2001     Vice President and Corporate Counsel (since August
                                    Secretary                          2001) of Prudential; formerly Financial/Economic
                                                                       Analyst with the Federal Reserve Bank of New
                                                                       York (April 1999-July 2001), Associate Attorney of
                                                                       Swidler Berlin Shereff Friedman LLP (March
                                                                       1997-April 1999) and Associate Attorney of Riker,
                                                                       Danzig, Scherer, Hyland & Perretti LLP (August
                                                                       1995-March 1997).


------------

   * "Interested" Director, as defined in the 1940 Act, by reason of affiliation with the Manager, the investment adviser (as defined below) or the Distributor (as defined below).
  ** Unless otherwise noted, the address of the Directors and officers is c/o
     Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.
 *** There is no set term of office for Directors and Officers. The Independent
     Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the number of years for which they have served as a Director and/or Officer.
**** This column includes only directorships of companies required to register or file reports with the Commission under the Securities Exchange Act of 1934 (that is, "public companies") or other investment companies registered under the 1940 Act.


     The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, investment adviser and Distributor, decide upon matters of general policy. In addition to their functions set forth under "Investment Advisory and Other Services -- Manager and Investment Adviser" and "Principal Underwriter, Distributor and Rule 12b-1 Plans," the Directors also review the actions of the Fund's Officers, who conduct and supervise the daily business operations of the Fund.

     Directors and Officers of the Fund are also directors and officers of some or all of the other investment companies advised by the Manager and distributed by the Distributor (as defined below).

     Pursuant to the Management Agreement with the Fund, the Manager pays all compensation of Officers and employees of the Fund as well as the fees and expenses of all Interested Directors.


                           STANDING BOARD COMMITTEES

     The Board of Directors has established two standing committees in connection with governance of the Fund -- Audit and Nominating.

     The Audit Committee consists of all of the Independent Directors. The responsibilities of the Audit Committee are to assist the Board of Directors in overseeing the Fund's independent accountants, accounting policies and procedures, and other areas relating to the Fund's auditing processes. The scope of the Audit Committee's responsibilities is oversight. It is management's responsibility to maintain appropriate systems for accounting and internal control and the independent accountants' responsibility to plan and carry out a proper audit. The Audit Committee met four times during the fiscal year ended December 31, 2001.

     The Nominating Committee consists of all of the Independent Directors. This Committee interviews and recommends to the Board persons to be nominated for election as Directors by the Fund's shareholders and selects and proposes nominees for election by the Board between annual meetings. This Committee does not normally consider candidates proposed by shareholders for election as Directors. The Nominating Committee also reviews the independence of Directors currently serving on the Board and also recommends to the Board Independent Directors to be selected for membership on Board Committees. The Nominating Committee reviews each Director's investment in the Fund, matters relating to Director compensation and expenses and compliance with the Fund's retirement policy. The Nominating Committee did not meet during the fiscal year ended December 31, 2001.

     In addition to the two standing Committees of the Fund, the Board of Directors has also approved Director participation in an Executive Committee designed to coordinate the governance of all of the mutual funds in the Prudential mutual fund complex. The role of the Executive Committee is solely advisory and consultive, without derogation of any of the duties or responsibilities of the Board of Directors. The following Independent Directors serve on the Executive Committee: Thomas Mooney and Thomas Whitehead. Independent Directors from other funds in the Prudential mutual fund complex also serve on the Executive Committee. The responsibilities of the Executive Committee include: facilitating communication and coordination between the Independent Directors and Fund management on issues that affect more than one fund; serving as a liaison between the Boards of Directors/Trustees of the funds and fund management; developing, in consultation with outside counsel and management, draft agendas for Board meetings; reviewing and recommending changes to Board practices generally and monitoring and supervising the performance of legal counsel to the funds generally and the Independent Directors.

     The Fund pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Directors who serve on the Committees may receive additional compensation. The amount of annual compensation paid to each Independent Director may change as a result of the introduction of additional funds on whose Boards the Director may be asked to serve.

     Independent Directors may defer receipt of their Directors' fee pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues deferred Directors' fees daily which, in turn, accrue interest at a rate equivalent to the prevailing rate to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or, at the daily rate of return of any Prudential mutual fund chosen by the Director. Payment of the interest so accrued is also deferred and becomes payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

     The Fund has no retirement or pension plan for its Directors.

     The following table sets forth the aggregate compensation paid by the Fund for the fiscal year ended December 31, 2001 to the Independent Directors for service on the Fund's Board and the Board of any other investment company in the Fund Complex, for the calendar year ended December 31, 2001.


                               COMPENSATION TABLE




                                                            TOTAL COMPENSATION
                                          AGGREGATE         FROM FUND AND FUND
                                        COMPENSATION         COMPLEX PAID TO
   NAME AND POSITION                      FROM FUND       INDEPENDENT DIRECTORS
   -----------------                      ---------       ---------------------
   Saul K. Fenster ...................    $3,200            $ 110,332 (21/79)*
   Delayne Dedrick Gold ..............    $3,175            $ 173,000 (37/89)*
   Douglas H. McCorkindale** .........    $3,175            $ 110,000 (17/75)*
   W. Scott McDonald, Jr. ............    $3,175            $ 115,000 (21/79)*
   Thomas T. Mooney** ................    $3,175            $ 164,000 (28/95)*
   Stephen P. Munn ...................    $3,500            $ 114,000 (24/73)*
   Richard A. Redeker ................    $3,175            $ 110,000 (24/73)*
   Robin B. Smith** ..................    $3,200            $ 114,500 (26/69)*
   Louis A. Weil, III ................    $3,175            $ 114,000 (24/73)*
   Clay T. Whitehead .................    $3,900            $ 173,000 (30/91)*



------------

 * Indicates number of funds/portfolios in Fund Complex (including the Fund) to which aggregate compensation relates.
** Although the last column shows the total amount paid to Directors from the Fund Complex during the calendar year ended December 31, 2001, such compensation was deferred at the election of Directors, in total or in part, under the Fund's deferred fee agreement. Including accrued interest, on amounts deferred through December 31, 2001, total value of compensation for the year amounted to approximately $91,273, $148,850 and $80,106 for Messrs. McCorkindale and Mooney and Ms. Smith, respectively.

     Directors who are interested do not receive compensation from the Fund Complex and therefore are not shown in the Compensation Table.

     The following table sets forth the dollar range of equity securities in the Fund beneficially owned by a Director and, on an aggregate basis, in all registered investment companies overseen by the Director in the Fund Complex as of December 31, 2001.

                         DIRECTOR SHARE OWNERSHIP TABLE

                             INDEPENDENT DIRECTORS




                                                            AGGREGATE DOLLAR RANGE OF
                                                            EQUITY SECURITIES IN ALL
                                        DOLLAR RANGE OF       REGISTERED INVESTMENT
                                     EQUITY SECURITIES IN     COMPANIES OVERSEEN BY
NAME OF DIRECTOR                           THE FUND         DIRECTOR IN FUND COMPLEX
----------------                           --------         ------------------------
Saul K. Fenster .................            --               $50,001 -- $100,000
Delayne Dedrick Gold ............    $10,001 -- $50,000          Over $100,000
Douglas H. McCorkindale .........    $10,001 -- $50,000          Over $100,000
W. Scott McDonald, Jr. ..........            --                  Over $100,000
Thomas T. Mooney ................            --                  Over $100,000
Stephen P. Munn .................    $10,001 -- $50,000          Over $100,000
Richard A. Redeker ..............            --                  Over $100,000
Robin B. Smith ..................    $50,001 -- $100,000         Over $100,000
Louis A. Weil, III ..............            --                  Over $100,000
Clay T. Whitehead ...............            --               $50,001 -- $100,000

                              INTERESTED DIRECTORS




                                                           AGGREGATE DOLLAR RANGE OF
                                                           EQUITY SECURITIES IN ALL
                                       DOLLAR RANGE OF       REGISTERED INVESTMENT
                                    EQUITY SECURITIES IN     COMPANIES OVERSEEN BY
NAME OF DIRECTOR                          THE FUND         DIRECTOR IN FUND COMPLEX
----------------                          --------         ------------------------
Robert F. Gunia ...............              --                 Over $100,000
David R. Odenath, Jr. .........              --                 Over $100,000
Judy A. Rice ..................              --                 Over $100,000



     The following table sets forth information regarding each class of securities owned beneficially or of record by each Independent Director, and his/her immediate family members, in an investment adviser or principal underwriter of the Fund or a person (other than a registered investment company) directly or indirectly "controlling", "controlled by", "or "under common control with" (within the meaning of the 1940 Act) an investment adviser or principal underwriter of the Fund as of December 31, 2001.



                                         NAME OF OWNERS AND                    TITLE OF      VALUE OF      PERCENT OF
NAME OF DIRECTOR                     RELATIONSHIPS TO DIRECTOR     COMPANY       CLASS      SECURITIES       CLASS
----------------                     -------------------------     -------       -----      ----------     ----------
Saul K. Fenster .................               --                   --            --           --             --
Delayne Dedrick Gold ............               --                   --            --           --             --
Douglas H. McCorkindale .........               --                   --            --           --             --
W. Scott McDonald, Jr. ..........               --                   --            --           --             --
Thomas T. Mooney ................               --                   --            --           --             --
Stephen P. Munn .................               --                   --            --           --             --
Richard A. Redeker ..............               --                   --            --           --             --
Robin B. Smith ..................               --                   --            --           --             --
Louis A. Weil, III ..............               --                   --            --           --             --
Clay T. Whitehead ...............               --                   --            --           --             --



              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     Directors of the Fund are eligible to purchase Class Z shares of the Fund, which are sold without either an initial sales charge or contingent deferred sales charge to a limited group of investors.

     As of February 1, 2002, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding common stock of the Fund.

     As of February 1, 2002, Prudential Securities was record holder of 11,278,846 Class A shares (34.82% of the outstanding Class A shares), 600,619 Class B shares (55.14% of the outstanding Class B shares), 45,531 Class C shares (43.23% of the outstanding Class C shares) and 716,309 Class Z shares (81.91% of the outstanding Class Z shares) of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

     As of February 1, 2002, the beneficial owners, directly or indirectly, of more than 5% of the outstanding shares of any class of shares of the Fund were:

                                                                    CLASS           NUMBER OF SHARES/
NAME                                 ADDRESS                      OF SHARES           (% OF CLASS)
----                                 -------                      ---------           ------------
Richard D Jetton                     2890 Redwood Road               C                5,845 (5.55%)
                                     Napa, CA 94558-4130

Ms. Betty J Hewitt                   7299 Flamingo St.               C                7,042 (6.69%)
Ms. Gayleen Weller Co -- TTEES       Algonac, MI 48001-4131
Ms. Marion E Hurley
Marion E Hurley Revoc Trust
UA DTD 02/28/90

Wayne E Silman                       9537 South Palm Drive           C                8,523 (8.09%)
                                     Tempe, AZ 85284-4025

Prudential Trust Company             84 Research Drive               C              23,240 (22.07%)
FBO Sonitekd/B/A                     Milford, CT 06460
Sonic & Thermal

Pru Defined Contribution             30 Scranton Office Park         Z             122,319 (13.99%)
FBO Pru -- Non -- Trust Accounts     Moosic, PA 18507
Attn: PMFS Coordinator



                    INVESTMENT ADVISORY AND OTHER SERVICES

(A) MANAGER AND INVESTMENT ADVISER

     The manager of the Fund is Prudential Investments LLC (the Manager or PI), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PI serves as manager to all of the other open-end investment companies that, together with the Fund, comprise the Prudential mutual funds. See "How the Fund is Managed -- Manager" in the Prospectus. As of September 30, 2001, PI served as the investment manager to all of the Prudential U.S. and Offshore open-end investment companies and as administrator to closed-end investment companies, with aggregate assets of approximately $97.1 billion.

     PI is a wholly-owned subsidiary of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), an affiliate of PI, serves as the transfer agent and dividend distribution agent for the Prudential mutual funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

     Pursuant to the Management Agreement with the Fund (the Management Agreement), PI, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, the Manager is obligated to keep certain books and records of the Fund. PI also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian (the Custodian) and the Fund's Transfer Agent.

     For its services, PI receives, pursuant to the Management Agreement, a fee at an annual rate of .75 of 1% of the Fund's average daily net assets up to $500 million, .70 of 1% of such assets between $500 million and $1 billion and ..65 of 1% of such assets in excess of $1 billion. The fee is computed daily and payable monthly. The Management Agreement also provides that, in the event the expenses of the Fund (including the fees of the Manager, but excluding interest, taxes, brokerage commissions, distribution fees and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdiction in which the Fund's shares are qualified for offer and sale, PI will reduce the compensation due to the Manager by the amount of such excess. No jurisdiction currently limits the Fund's expenses. Reductions in excess of the total compensation payable to PI will be paid by PI to the Fund. The Manager believes there are no such expense limitations.

   In connection with its management of the business affairs of the Fund, PI bears the following expenses:

      (a) the salaries and expenses of all of its and the Fund's personnel except the fees and expenses of Independent Directors;

      (b) all expenses incurred by PI or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund as described below; and

      (c) the costs and expenses payable to any investment adviser pursuant to the subadvisory agreement between PI and such investment adviser (the Subadvisory Agreement).

     Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Independent Directors, (c) the fees and certain expenses of the Custodian and Transfer Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade associations of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes, registering the Fund as a broker or dealer and paying the fees and expenses of notice filings made in accordance with state securities laws (k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business and (m) distribution and service fees.

     The Management Agreement provides that PI will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the 1940 Act.

     For the fiscal years ended December 31, 2001, 2000, and 1999, PI received management fees of $1,825,528, $1,832,651, and $1,324,048, respectively, from the Fund.

     PI has entered into a Subadvisory Agreement with Prudential Investment Management, Inc. (PIM or the investment adviser), a wholly-owned subsidiary of Prudential. The Subadvisory Agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. Under the Subadvisory Agreement, the investment adviser, subject to the supervision of PI and the Board of Directors is responsible for managing the assets of the Fund in accordance with its investment objective, investment program and policies. The investment adviser determines which securities and other investments are purchased and sold for the Fund and is responsible for offering and evaluating financial data relevant to the Fund. PI continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises the investment adviser's performance of such services. PIM is paid by PI at an annual rate of .375 of 1% of the Fund's average daily net assets up to $500 million, .333 of 1% of average daily net assets from $500 million to $1 billion and .293 of 1% of average daily net assets over $1 billion.

     The Subadvisory Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Manangement Agreement. The Subadvisory Agreement may be terminated by the Fund, PI or the PIM upon not more than 60 days', nor less than 30 days', written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

(B) MATTERS CONSIDERED BY THE BOARD

     The Management and Subadvisory Agreement were last approved by the Directors, including all of the Independent Directors on May 22, 2001 at a meeting called for that purpose. In approving the Management and Subadvisory Agreement, the Board primarily considered, with respect to the Fund, the nature and quality of the services provided under the Agreements and the overall fairness of the Agreements to the Fund. The Board requested and evaluated reports from the Manager and investment adviser that addressed specific factors designed to inform the Board's consideration of these and other issues.

     With respect to the nature and quality of the services provided by the Manager and investment adviser, respectively, the Board considered the performance of the Fund in comparison to relevant market indices and, the performance of a peer group of investment companies pursuing broadly similar strategies, and reviewed reports prepared by an unaffiliated organization applying various statistical and financial measures of fund performance compared to such indices and peer groups of funds. The Board also evaluated the division of responsibilities among the Manager and its affiliates, and the capabilities of the personnel providing services. The Board also considered the quality of brokerage execution provided by the Manager and investment adviser.

     With respect to overall fairness of the Management and Subadvisory Agreements, the Board primarily considered the fee structure of the Agreements and the profitability of the Manager and the investment adviser and their affiliates from their association with the Fund. The Board reviewed information from an independent data service about the rates of compensation paid to investment advisers, and overall expense ratios, for funds comparible in size, character and investment strategy to the Fund. The Board also considered that the Fund's fee structure provides for a reduction of payments resulting from economies of scale. The Board also evaluated the aggregate amount and structure of fees paid by the manager to the investment adviser. In concluding that the direct and indirect benefits accruing to the Manager, the investment adviser and their affiliates by virtue of their relationship to the Fund, were reasonable in comparison with the costs of the provision of investment advisory services and the benefits accruing to the Fund, the Board reviewed specific data as to the Manager's and the investment advisers' profit or loss on the Fund for the recent period and carefully examined their cost allocation methodology. With respect to profitability, the Manager and the investment adviser discussed with the Board the allocation methodologies for intercompany revenues and expenses (not including the costs of distributing shares or providing shareholder services) in order to approximate their respective profits from the Management or Subadvisory fees. The Board understood that neither the Manager nor the investment adviser use these profitability analyses in the management of their businesses other than in connection with the approval or continuation of management and advisory agreements, at least in part because they exclude significant costs and include certain revenues that judicial interpretations have required in the context of Board approval of mutual fund advisory agreements.


     Prudential Investments' Fixed Income Group includes the following sector teams which may contribute towards security selection in addition to the sector team described in the prospectus:

                                U.S. LIQUIDITY

ASSETS UNDER MANAGEMENT: $27 billion as of December 31, 2001.

TEAM LEADER: Peter Cordrey. GENERAL INVESTMENT EXPERIENCE: 20 years.

PORTFOLIO MANAGERS: 7. AVERAGE GENERAL INVESTMENT EXPERIENCE: 12 years, which includes team members with significant mutual fund experience.


SECTOR: U.S. Treasuries, agencies and mortgages.

INVESTMENT STRATEGY: Focus is on high quality, liquidity and controlled risk.


                                   CORPORATE


ASSETS UNDER MANAGEMENT: $42 billion as of December 31, 2001.

TEAM LEADER: Steven Kellner, CFA. GENERAL INVESTMENT EXPERIENCE: 16 years.


PORTFOLIO MANAGERS: 7. AVERAGE GENERAL INVESTMENT EXPERIENCE: 12 years, which includes team members with mutual fund experience.


SECTOR: U.S. investment-grade corporate securities.

INVESTMENT STRATEGY: Focus is on identifying spread, credit quality and liquidity trends to capitalize on changing opportunities in the market. Ultimately, they seek the highest expected return with the least risk.


                                  HIGH YIELD


ASSETS UNDER MANAGEMENT: $8 billion as of December 31, 2001.

TEAM LEADER: Paul Appleby. GENERAL INVESTMENT EXPERIENCE: 15 years.

PORTFOLIO MANAGERS: 6. AVERAGE GENERAL INVESTMENT EXPERIENCE: 18 years, which includes team members with significant mutual fund experience.


SECTOR: Below-investment-grade corporate securities.

INVESTMENT STRATEGY: Focus is generally on bonds with high total return potential, given existing risk parameters. They also seek securities with high current income, as appropriate. The Team uses a relative value approach.


                               EMERGING MARKETS


ASSETS UNDER MANAGEMENT: $3 billion as of December 31, 2001.

TEAM LEADERS: David Bessey and Steven Koomar. GENERAL INVESTMENT EXPERIENCE: 12 years and 15 years, respectively.

PORTFOLIO MANAGERS: 5. AVERAGE GENERAL INVESTMENT EXPERIENCE: 9 years, which includes team members with mutual fund experience.


SECTOR: Government and corporate securities of foreign issuers.

INVESTMENT STRATEGY: Focus is on higher quality sovereign debt and currency risk and on high-grade and high-yield foreign corporate and emerging market issues.


                                 MONEY MARKETS


ASSETS UNDER MANAGEMENT: $52 billion as of December 31, 2001.

TEAM LEADER: Joseph Tully. GENERAL INVESTMENT EXPERIENCE: 18 years.

PORTFOLIO MANAGERS: 8. AVERAGE GENERAL INVESTMENT EXPERIENCE: 12 years, which includes team members with significant mutual fund experience.


SECTOR: High-quality short-term securities, including both taxable and tax-exempt instruments.

INVESTMENT STRATEGY: Focus is on safety of principal, liquidity and controlled risk.

PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12B-1 PLANS

     Prudential Investment Management Services LLC (the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund.


     Pursuant to separate Distribution and Service Plans (the Class A Plan, the Class B Plan and the Class C Plan, collectively the Plans) adopted by the Fund under Rule 12b-1 under the 1940 Act and a distribution agreement (the Distribution Agreement), the Distributor incurs the expenses of distributing the Fund's Class A, Class B and Class C shares. The Distributor also incurs the expenses of distributing the Fund's Class Z shares under the Distribution Agreement, none of which are reimbursed or paid for by the Fund.


     The expenses incurred under the Plans include commissions and account servicing fees paid to, or on account of brokers or financial institutions which have entered into agreements with the Distributor, advertising expenses, the cost of printing and mailing prospectuses to potential investors and indirect and overhead costs of the Distributor associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

     Under the Plans, the Fund is obligated to pay distribution and/or service fees to the Distributor as compensation for its distribution and service activities, not as reimbursement for specific expenses incurred. If the Distributor's expenses exceed its distribution and service fees, the Fund will not be obligated to pay any additional expenses. If the Distributor's expenses are less than such distribution and service fees, it will retain its full fees and realize a profit.

     The distribution and/or service fees may also be used by the Distributor to compensate on a continuing basis brokers in consideration for the distribution, marketing, administrative and other services and activities provided by brokers with respect to the promotion of the sale of the Fund's shares and the maintenance of related shareholder accounts.


     CLASS A PLAN. Under the Class A Plan, the Fund may pay the Distributor for its distribution-related activities with respect to Class A shares at an annual rate of .30 of 1% of the average daily net assets of the Class A shares. The Class A Plan provides that (1) .25 of 1% of the average daily net assets of the Class A shares may be used to pay for personal service and/or the maintenance of shareholder accounts (service fee) and (2) total distribution fees (including the service fee of .25 of 1%) may not exceed .30 of 1%. The Distributor contractually limited its distribution and service (12b-1) fees payable under the Class A Plan for the fiscal year ended December 31, 2001 to ..25 of 1% of the average daily net assets of the Class A shares and has contractually limited its distribution and service (12b-1) fees payable under the Class A Plan to .25 of 1% of the average daily net assets of the Class A shares for the fiscal year ending December 31, 2002.

     For the fiscal year ended December 31, 2001, the Distributor received payments of $565,322 under the Class A Plan. These amounts were primarily expended for payments of account servicing fees to financial advisers and other persons who sell Class A shares. For the fiscal year ended December 31, 2001, the Distributor also received approximately $18,500 in initial sales charges attributable to Class A shares.

     CLASS B AND CLASS C PLANS. Under the Class B and Class C Plans, the Fund may pay the Distributor for its distribution-related activities with respect to Class B and Class C shares at an annual rate of 1% of the average daily net assets of each of the Class B and Class C shares. The Class B and Class C Plans provides that (1) .25 of 1% of the average daily net assets of the shares may be paid as a service fee and (2) .75 of 1% (not including the service fee) of the average daily net assets of the shares (asset based sales charge) may be paid for distribution-related expenses with respect to the Class B shares. The service fee (.25 of 1% of average daily net assets) is used to pay for personal service and/or the maintenance of shareholder accounts. The Distributor contractually limited its distribution-related fees payable under both the Class B and Class C Plans to .75 of 1% of the average daily net assets of each class for the fiscal year ended December 31, 2001 and has contractually agreed to limit its distribution-related fees payable under both the Class B and Class C Plan to .75 of 1% of the average daily net assets of the shares of each class for the fiscal year ending December 31, 2002. The Distributor also receives contingent deferred sales charges from certain redeeming shareholders and, with respect to Class C shares, initial sales charges.

     CLASS B PLAN. For the fiscal year ended December 31, 2001, the Distributor received $53,400 from the Fund under the Class B Plan and spent approximately $77,300 in distributing the Fund's Class B shares. It is estimated that of the latter amount, 3.7% ($2,900) was spent on printing and mailing of prospectuses to other than current shareholders; 59.4% ($46,000) was spent on compensation to broker-dealers for commissions to their representatives and other expenses, including an allocation of overhead and other branch office distribution-related expenses, incurred for distribution of Fund shares; and 36.9% ($28,500) in the aggregate for (1) payments of commissions and account servicing fees to financial advisers (24.7% ($19,100)) and (2) an allocation of overhead and other branch office distribution-related expenses for payments of related expenses (12.2% ($9,400)). The term "overhead and other branch office distribution-related expenses" represents (a) the expenses of operating Prudential Securities' and Pruco Securities Corporation's (Prusec's) branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies, (b) the costs of client sales seminars, (c) expenses of mutual fund sales coordinators to promote the sale of Fund shares and (d) other incidental expenses relating to branch promotion of Fund sales.

     The Distributor also receives the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class B shares. For the fiscal year ended December 31, 2001, the Distributor received approximately $12,700 in contingent deferred sales charges attributable to Class B shares.

     CLASS C PLAN. For the fiscal year ended December 31, 2001, the Distributor received $4,231 under the Class C Plan and spent approximately $4,400 in distributing Class C shares. It is estimated that of the latter amount, 4.4% ($200) was spent on printing and mailing of prospectuses to other than current shareholders; 4.4% ($200) on compensation to broker-dealers for commissions to representatives and other expenses, including an allocation of overhead and other branch office distribution related expenses incurred for distribution of Fund shares and 91.2% ($4,000) in the aggregate for (1) payments of commissions and account servicing fees to financial advisers (83.0% ($3,600)) and (2) an allocation of overhead and other branch office distribution-related expenses (8.2% ($400)).

     The Distributor also receives an initial sales charge and the proceeds of contingent deferred sales charges paid by investors upon certain redemptions of Class C shares. For the fiscal year ended December 31, 2001, the Distributor received approximately $1,900 in contingent deferred sales charges attributable to Class C shares. For the fiscal year ended December 31, 2001, the Distributor received approximately $700 in initial sales charges attributable to Class C shares.


     Distribution expenses attributable to the sale of Class A, Class B and Class C shares of the Fund are allocated to each such class based upon the ratio of sales of each such class to the sales of Class A, Class B and Class C shares of the Fund other than expenses allocable to a particular class. The distribution fee and sales charge of one class will not be used to subsidize the sale of another class.

     The Class A, Class B and Class C Plans continue in effect from year to year, provided that each such continuance is approved at least annually by a vote of the Board of Directors, including a vote of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Class A, Class B or Class C Plan or in any agreement related to the Plans (Rule 12b-1 Directors), cast in person at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Rule 12b-1 Directors or by the vote of the holders of a majority of the outstanding shares of the applicable class of the Fund on not more than 30 days' written notice to any other party to the Plan. The Plans may not be amended to increase materially the amounts to be spent for the services described therein without approval by the shareholders of the applicable class (by both Class A and Class B shareholders, voting separately, in the case of material amendments to the Class A Plan), and all material amendments are required to be approved by the Directors in the manner described above. Each Plan will automatically terminate in the event of its assignment. The Fund will not be contractually obligated to pay expenses incurred under any Plan if it is terminated or not continued.

     Pursuant to each Plan, the Board of Directors will review at least quarterly a written report of the distribution expenses incurred on behalf of each class of shares of the Fund by the Distributor. The report will include an itemization of the distribution expenses and the purposes of such expenditures. In addition, as long as the Plans remain in effect, the selection and nomination of Rule 12b-1 Directors shall be committed to the Rule 12b-1 Directors.

     Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under federal securities laws.

     In addition to distribution and service fees paid by the Fund under the Class A, Class B and Class C Plans, the Manager (or one of its affiliates) may make payments to dealers (including Prudential Securities) and other persons which distribute shares of the Fund (including Class Z shares). Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise.

FEE WAIVERS/SUBSIDIES


     PI may from time to time waive all or a portion of its management fee and subsidize all or a portion of the operating expenses of the Fund. In addition, the Distributor has contractually agreed to waive a portion of its distribution and service (12b-1) fees for the Class A, Class B and Class C shares as described above. Fee waivers and subsidies will increase the Fund's total return.


NASD MAXIMUM SALES CHARGE RULE

     Pursuant to rules of the NASD, the Distributor is required to limit aggregate initial sales charges, deferred sales charges and asset-based sales charges to 6.25% of total gross sales of each class of shares. Interest charges on unreimbursed distribution expenses equal to the prime rate plus one percent per annum may be added to the 6.25% limitation. Sales from the reinvestment of dividends and distributions are not included in the calculation of the 6.25% limitation. The annual asset-based sales charge on shares of the Fund may not exceed .75 of 1% per class. The 6.25% limitation applies to each class of the Fund rather than on a per shareholder basis. If aggregate sales charges were to exceed 6.25% of total gross sales of any class, all sales charges on shares of that class would be suspended.

OTHER SERVICE PROVIDERS

     State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities and cash, and in that capacity maintains certain financial and accounting books and records pursuant to an agreement with the Fund. Subcustodians provide custodial services for the Fund's foreign assets held outside the United States.


     Prudential Mutual Fund Services LLC (PMFS), 194 Wood Avenue South, Iselin, New Jersey 08830, serves as the transfer and dividend disbursing agent of the Fund. PMFS is an affiliate of PI. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions, and related functions. For these services, PMFS receives an annual fee of $13.00 per shareholder account, a new account set-up fee of $2.00 for each manually-established account and a monthly inactive zero balance account fee of $.20 per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications expenses and other costs.


     PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and, in that capacity, audits the Fund's annual financial statements.

CODES OF ETHICS


     The Board of Directors of the Fund has adopted a Code of Ethics. In addition, the Manager, investment adviser and Distributor have each adopted a Code of Ethics (the Codes). The Codes permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. However, the protective provisions of the Codes prohibit certain investments and limit such personnel from making investments during periods when the Fund is making such investments. The Codes are on public file with, and are available from, the Commission.


                   BROKERAGE ALLOCATION AND OTHER PRACTICES

     The Manager is responsible for decisions to buy and sell securities, futures contracts and options on such securities and futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect the transactions and the negotiation of brokerage commissions, if any. (For purposes of this section, the term "Manager" includes the investment adviser.) On a national securities exchange, broker-dealers may receive negotiated brokerage commissions on Fund portfolio transactions, including options, futures, and options on futures transactions and the purchase and sale of underlying securities upon the exercise of options. On a foreign securities exchange, commissions may be fixed. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, Prudential Securities and its affiliates or one of the investment adviser's affiliates (an affiliated broker).

     In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. The Fund will not deal with an affiliated broker in any transaction in which an affiliated broker acts as principal except in accordance with the rules of the Commission. Thus, it will not deal in the over-the-counter market with Prudential Securities acting as market maker, and it will not execute a negotiated trade with an affiliated broker if execution involves Prudential Securities' acting as principal with respect to any part of the Fund's order.


     In placing orders for portfolio securities of the Fund, the Manager's overriding objective is to obtain the best possible combination of favorable price and efficient execution. The Manager seeks to effect such transaction at a price and commission that provides the most favorable total cost of proceeds reasonably attainable in the circumstances. The factors that the Manager may consider in selecting a particular broker, dealer of futures commission merchant (firms) are the Manager's knowledge of negotiated commission rates currently available and other current transaction costs; the nature of the portfolio transaction; the size of the transaction; the desired timing of the trade; the activity existing and expected in the market for the particular transaction; confidentiality; the execution, clearance and settlement capabilities of the firms; the availability of research and research related services provided through such firms; the Manager's knowledge of the financial stability of the firms; the Manager's knowledge of actual or apparent operational problems of firms; and the amount of capital, if any, that would be contributed by firms executing the transaction. Given these factors, the Fund may pay transactions costs in excess of that which another firm might have charged for effecting the same transaction.

     When the Manager selects a firm that executes orders or is a party to portfolio transactions, relevant factors taken into consideration are whether that firm has furnished research and research-related products and/or services, such as research reports, research compilations, statistical and economic data, computer data bases, quotation equipment and services, research-oriented computer software, hardware and services, reports concerning the performance of accounts, valuations of securities, investment related periodicals, investment seminars and other economic services and consultations. Such services are used in connection with some or all of the Manager's investment activities; some of such services, obtained in connection with the execution of transactions for one investment account, may be used in managing other accounts, and not all of these services may be used in connection with the Fund.

     The Manager maintains an internal allocation procedure to identify those firms who have provided it with research and research-related products and/or services, and the amount that was provided, and to endeavor to direct sufficient commissions to them to ensure the continued receipt of those services that the Manager believes provide a benefit to the Fund and its other clients. The Manager makes a good faith determination that the research and/or service is reasonable in light of the type of service provided and the price and execution of the related portfolio transactions.


     When the Manager deems the purchase or sale of equities to be in the best interests of the Fund or its other clients, including Prudential, the Manager may, but is under no obligation to, aggregate the transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the transactions, as well as the expenses incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to its clients. The allocation of orders among firms and the commission rates paid are reviewed periodically by the Fund's Board of Directors. Portfolio securities may not be purchased from any underwriting or selling syndicate of which Prudential Securities or any affiliate, during the existence of the syndicate, is a principal underwriter (as defined in the 1940 Act), except in accordance with rules of the Commission. This limitation, in the opinion of the Fund, will not significantly affect the Fund's ability to pursue its present investment objective. However, in the future in other circumstances, the Fund may be at a disadvantage because of this limitation in comparison to other funds with similar objectives but not subject to such limitations.

     Subject to the above considerations, an affiliated broker may act as a broker or futures commission merchant for the Fund. In order for an affiliate of the investment adviser or Prudential Securities (or an affiliate) to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker must be reasonable and fair compared to the commissions, fees or other remuneration paid to other firms in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time. This standard would allow the affiliated broker to receive no more than the remuneration which would be expected to be received by an unaffiliated firm in a commensurate arm's-length transaction. Furthermore, the Directors of the Fund, including a majority of the non-interested Directors, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the affiliated broker (or any affiliate) are consistent with the foregoing standard. In accordance with
Section 11(a) of the Securities Exchange Act of 1934, as amended, Prudential Securities may not retain compensation for effecting transactions on a national securities exchange for the Fund unless the Fund has expressly authorized the retention of such compensation. Prudential Securities must furnish to the Fund at least annually a statement setting forth the total amount of all compensation retained by Prudential Securities from transactions effected for the Fund during the applicable period. Brokerage transactions with Prudential Securities or any affiliate are also subject to such fiduciary standards as may be imposed upon Prudential Securities or such affiliates by applicable law.

     Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of Investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by the Manager and other investment advisory clients of the Manager. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions. The Fund paid no brokerage commissions, including none to Prudential Securities or any affiliate, for the fiscal years ended December 31, 2001, 2000 and 1999.

     The Fund is required to disclose its holdings of securities of its regular brokers and dealers (as defined under Rule 10b-1 of the 1940 Act) and their parents at December 31, 2001. As of December 31, 2001, the Fund held no such securities.


               CAPITAL SHARES, OTHER SECURITIES AND ORGANIZATION

     The Fund is authorized to issue 2 billion shares of common stock, $.01 per share divided equally into four classes, designated Class A, Class B, Class C and Class Z shares, initially all of one series. Each class of common stock represents an interest in the same assets of the Fund and is identical in all respects except that (1) each class is subject to different sales charges and distribution and/or service fees (except for Class Z shares, which are not subject to any sales charges and distribution and/or service fees), which may affect performance, (2) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement and has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class, (3) each class has a different exchange privilege, (4) only Class B shares have a conversion feature and (5) Class Z shares are offered exclusively for sale to a limited group of investors. In accordance with the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board of Directors may determine. The voting rights of the shareholders of a series or class can be modified only by the majority vote of shareholders of that series or class.

     Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances. Each share class is equal as to earnings, assets and voting privileges, except as noted above, and each class of shares (with the exception of Class Z shares, which are not subject to any distribution or service fees) bears the expenses related to the distribution of its shares. Except for the conversion feature applicable to the Class B shares, there are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of the Fund is entitled to its portion of all of the Fund's assets after all debt and expenses of the Fund have been paid. Since Class B and Class C shares generally bear higher distribution expenses than

Class A shares, the liquidation proceeds to shareholders of those classes are likely to be lower than to Class A shareholders and to Class Z shareholders, whose shares are not subject to any distribution and/or service fees.


     The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the 1940 Act. Shareholders have certain rights, including the right to call a meeting upon the vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

     Under the Articles of Incorporation, the Board of Directors may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios with distinct investment objectives and policies and share purchase, redemption and net asset value procedures) with such preferences, privileges, limitations and voting and dividend rights as the Directors may determine. All consideration received by the Fund for shares of any additional series, and all assets in which such consideration is invested, would belong to that series (subject only to the rights of creditors of that series) and would be subject to the liabilities related thereto. Under the 1940 Act, shareholders of any additional series of shares would normally have to approve the adoption of any advisory contract relating to such series and of any changes in the fundamental investment policies related thereto.


     The Board of Directors has the power to alter the number and the terms of office of the Directors and they may at any time lengthen their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Directors have been elected by the shareholders of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Directors being selected, while the holders of the remaining shares would be unable to elect any Directors.

                PURCHASE, REDEMPTION AND PRICING OF FUND SHARES

     Shares of the Fund may be purchased at a price equal to the next determined net asset value (NAV) per share plus a sales charge which, at the election of the investor, may be imposed either (1) at the time of purchase (Class A or Class C shares) and/or (2) on a deferred basis (Class B or Class C shares). Class Z shares of the Fund are offered to a limited group of investors at NAV without any sales charge. See "How to Buy, Sell and Exchange Shares of the Fund" in the Prospectus.

PURCHASE BY WIRE

     For an initial purchase of shares of the Fund by wire, you must complete an application and telephone the Transfer Agent at (800) 225-1852 (toll-free) to receive an account number. The following information will be requested: your name, address, tax identification number, fund and class election, dividend distribution election, amount being wired and wiring bank. You should then give instructions to your bank to transfer funds by wire to the Fund's Custodian, State Street Bank and Trust Company, Boston, Massachusetts, Custody and Shareholder Services Division, Attention: Prudential Global Total Return Fund, Inc., specifying on the wire the account number assigned by the Transfer Agent and your name and identifying the class in which you are eligible to invest (Class A, Class B, Class C or Class Z shares).


     If you arrange for receipt by the Custodian of federal funds prior to the calculation of NAV (once each business day at the close of regular trading on the New York Stock Exchange (NYSE), usually 4:00 p.m., New York time), on a business day, you may purchase shares of the Fund as of that day. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to purchase is received after the close of regular trading on the NYSE.

     In making a subsequent purchase order by wire, you should wire the Custodian directly and should be sure that the wire specifies Prudential Global Total Return Fund, Inc. Class A, Class B, Class C or Class Z shares and your name and individual account number. It is not necessary to call the Transfer Agent to make subsequent purchase orders utilizing federal funds. The minimum amount for subsequent purchases that may be invested by wire is $100.


ISSUANCE OF FUND SHARES FOR SECURITIES

     Transactions involving the issuance of Fund shares for securities (rather than cash) will be limited to (1) reorganizations, (2) statutory mergers, or (3) other acquisitions of portfolio securities that: (a) meet the investment objective and policies of the Fund, (b) are liquid and not subject to restrictions on resale, (c) have a value that is readily ascertainable via listing on or trading in a recognized United States or international exchange or market, and (d) are approved by the Fund's investment adviser.

SPECIMEN PRICE MAKE-UP


     Under the current distribution arrangements between the Fund and the Distributor, Class A shares of the Fund are sold at a maximum sales charge of 4%, Class C* shares are sold with a 1% sales charge and Class B* and Class Z shares are sold at NAV. Using the Fund's NAV at December 31, 2001, the maximum offering price of the Fund's shares is as follows:




     CLASS A
      Net asset value and redemption price per Class A share ....................   $6.80
      Maximum sales charge (4% of offering price) ...............................     .28
                                                                                    -----
      Maximum offering price to public ..........................................   $7.08
                                                                                    =====
     CLASS B
      Net asset value, offering price and redemption price per Class B share* ...   $6.81
                                                                                    =====
     CLASS C
      Net asset value and redemption price per Class C share* ...................   $6.81
      Sales charge (1% of offering price) .......................................     .07
                                                                                    -----
      Offering price to public ..................................................   $6.88
                                                                                    =====
     CLASS Z
      Net asset value, redemption price and offering price per Class Z share ....   $6.81
                                                                                    =====


------------
* Class B and Class C shares are subject to a contingent deferred sales charge on certain redemptions.

SELECTING A PURCHASE ALTERNATIVE

     The following is provided to assist investors in determining which method of purchase best suits their individual circumstances and is based on current fees and expenses being charged to the Fund:

     If you intend to hold your investment in the Fund for less than 4 years and do not qualify for a reduced sales charge on Class A shares, since Class A shares are subject to a maximum initial sales charge of 4% and Class B shares are subject to a CDSC of 5% which declines to zero over a 6-year period, you should consider purchasing Class C shares over either Class A or Class B shares.

     If you intend to hold your investment for more than 4 years, but less than 5 years, and do not qualify for a reduced sales charge on Class A shares, the sales charges and cumulative annual distribution-related fees would be approximately the same for Class A, Class B and Class C shares. However, you should consider purchasing Class B shares over Class A shares or Class C shares because all of your money would be invested initially in the case of Class B shares.

     If you intend to hold your investment for longer than 5 years, you should consider purchasing Class A shares over either Class B or Class C shares. This is because the maximum sales charge plus the cumulative annual distribution-related fee on Class A shares would be less than those of the Class B and Class C shares.

     If you qualify for a reduced sales charge on Class A shares, it may be more advantageous for you to purchase Class A shares over either Class B or class C shares regardless of how long you intend to hold your investment. However, unlike Class B shares, you would not have all of your money invested initially because the sales charge on Class A shares is deducted at the time of purchase.

     If you do not qualify for a reduced sales charge on Class A shares and you purchase Class B and Class C shares, you would have to hold your investment for more than 6 years in the case of Class B shares and for more than 5 years in the case of Class C shares for the higher cumulative annual distribution-related fee on those shares plus, in the case of Class C shares, the 1% initial sales charge to exceed the initial sales charge plus cumulative annual distribution-related fees on Class A shares. This does not take into account the time value of money, which further reduces the impact of the higher Class B or Class C distribution-related fee on the investment, fluctuations in NAV, the effect of the return on the investment over this period of time or redemptions when the CDSC is applicable.

REDUCTION AND WAIVER OF INITIAL SALES CHARGES -- CLASS A SHARES

     BENEFIT PLANS. Certain group retirement and savings plans may purchase Class A shares without the initial sales charge if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at
(800) 353-2847.

     OTHER WAIVERS. In addition, Class A shares may be purchased at NAV, without the initial sales charge, through the Distributor or the Transfer Agent, by:


     o  Officers of the Prudential mutual funds (including the Fund)

     o Employees of the Distributor, Prudential Securities, PI and their subsidiaries and members of the families of such persons who maintain an "employee related" account at Prudential Securities or the Transfer Agent

     o Employees of investment advisers of the Prudential mutual funds provided that purchases at NAV are permitted by such person's employer


     o Prudential, employees and special agents of Prudential and its subsidiaries and all persons who have retired directly from active service with Prudential or one of its subsidiaries


     o  Members of the Board of Directors of Prudential

     o Real estate brokers, agents and employees of real estate brokerage companies affiliated with The Prudential Real Estate affiliates who maintain an account at Prudential Securities, Prusec or with the Transfer Agent

     o Registered representatives and employees of brokers who have entered into a selected dealer agreement with the Distributor provided that purchases at NAV are permitted by such person's employer

     o Investors who have a business relationship with a financial adviser who joined Prudential Securities from another investment firm, provided that
        (1) the purchase is made within 180 days of the commencement of the financial adviser's employment at Prudential Securities, or within one year in the case of Benefit Plans, (2) the purchase is made with proceeds of a redemption of shares of any open-end non-money market fund sponsored by the financial adviser's previous employer (other than a fund which imposes a distribution or service fee of .25 of 1% or less) and (3) the financial adviser served as the client's broker on the previous purchase

     o Investors in Individual Retirement Accounts, provided the purchase is made in a directed rollover to such Individual Retirement Account or with the proceeds of a tax-free rollover of assets from a Benefit Plan for which Prudential provides administrative or recordkeeping services and further provided that such purchase is made within 60 days of receipt of the Benefit Plan distribution

     o Orders placed by broker-dealers, investment advisers or financial planners who have entered into an agreement with the Distributor, who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services (for example, mutual fund "wrap" or asset allocation programs)


     o Orders placed by clients of broker-dealers, investment advisers or financial planners who place trades for customer accounts if the accounts are linked to the master account of such broker-dealer, investment adviser or financial planner and the broker-dealer, investment adviser or financial planner charges its clients a separate fee for its services (for example, mutual fund "supermarket" programs).


     Broker-dealers, investment advisers or financial planners sponsoring fee-based programs (such as mutual fund "wrap" or asset allocation programs and mutual fund "supermarket" programs) may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs.

Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

     For you to obtain any reduction or waiver of the initial sales charges at the time of the sale, either you must notify the Transfer Agent directly or the Distributor must be notified by the broker facilitating the transaction that the sale qualifies for the reduced or waived sales charge. The reduction or waiver will be granted subject to confirmation of your entitlement. No initial sales charges are imposed upon Class A shares acquired upon the reinvestment of dividends and distributions.

     COMBINED PURCHASE AND CUMULATIVE PURCHASE PRIVILEGE. If an investor or eligible group of related investors purchases Class A shares of the Fund concurrently with Class A shares of other Prudential mutual funds, the purchases may be combined to take advantage of the reduced sales charges applicable to larger purchases. See "How to Buy, Sell and Exchange Shares of the Fund -- How to Buy Shares -- Reducing or Waiving Class A's Initial Sales Charge" in the Prospectus.

     An eligible group of related Fund investors includes any combination of the following:

     o  an individual

     o  the individual's spouse, their children and their parents

     o  the individual's and spouse's Individual Retirement Account (IRA)

     o any company controlled by the individual (a person, entity or group that holds 25% or more of the outstanding voting securities of a company will be deemed to control the company, and a partnership will be deemed to be controlled by each of its general partners)

     o a trust created by the individual, the beneficiaries of which are the individual, his or her spouse, parents or children

     o a Uniform Gifts to Minors Act/Uniform Transfers to Minors Act account created by the individual or the individual's spouse

     o one or more employee benefit plans of a company controlled by an individual.

     In addition, an eligible group of related Fund investors may include an employer (or group of related employers) and one or more qualified retirement plans of such employer or employers (an employer controlling, controlled by or under common control with another employer is deemed related to that employer).


     The Transfer Agent, the Distributor or your broker must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charges will be granted subject to confirmation of the investor's holdings. The Combined Purchase and Cumulative Purchase Privilege does not apply to individual participants in any retirement or group plans.

     LETTERS OF INTENT. Reduced sales charges also are available to investors (or an eligible group of related investors) who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of shares of the Fund and shares of other Prudential mutual funds (Investment Letter of Intent). Retirement and group plans no longer qualify to purchase Class A shares at NAV by entering into a Letter of Intent.

     For purposes of the Investment Letter of Intent, all shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) which were previously purchased and are still owned are also included in determining the applicable reduction. However, the value of shares held directly with the Transfer Agent or its affiliates and through your broker will not be aggregated to determine the reduced sales charge.

     An Investment Letter of Intent permits a purchaser to establish a total investment goal to be achieved by any number of investments over a thirteen-month period. Each investment made during the period will receive the reduced sales charge applicable to the amount represented by the goal, as if it were a single investment. Escrowed Class A shares totaling 5% of the dollar amount of the Letter of Intent will be held by the Transfer Agent in the name of the purchaser. The effective date of an Investment Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

     The Investment Letter of Intent does not obligate the investor to purchase, nor the Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the sales charge otherwise applicable to the purchases made during this period and sales charge actually paid. Such payment may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain such difference. Investors electing to purchase Class A shares of the Fund pursuant to a Letter of Intent should carefully read such Letter of Intent.

     The Distributor must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Letters of Intent are not available to individual participants in any retirement or group plans.

CLASS B SHARES

     The offering price of Class B shares for investors choosing one of the deferred sales charge alternatives is the NAV next determined following receipt of an order in proper form by the Transfer Agent, your broker or the Distributor. Although there is no sales charge imposed at the time of purchase, redemptions of Class B shares may be subject to a CDSC. See "Sale of Shares -- Contingent Deferred Sales Charge," below.

     The Distributor will pay, from its own resources, sales commissions of up to 4% of the purchase price of Class B shares to brokers, financial advisers and other persons who sell Class B shares at the time of sale. This facilitates the ability of the Fund to sell the Class B shares without an initial sales charge being deducted at the time of purchase. The Distributor anticipates that it will recoup its advancement of sales commissions from the combination of the CDSC and the distribution fee.

CLASS C SHARES

     The offering price of Class C shares is the next determined NAV plus a 1% sales charge. In connection with the sale of Class C shares, the Distributor will pay, from its own resources, brokers, financial advisers and other persons which distribute Class C shares a sales commission of up to 2% of the purchase price at the time of the sale.

WAIVER OF INITIAL SALES CHARGE -- CLASS C SHARES

     BENEFIT PLANS. Certain group retirement plans may purchase Class C shares without the initial sales charge. For more information, call Prudential at
(800) 353-2847.


     INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. Investors may purchase Class C shares at NAV, without the initial sales charge, with the proceeds from the redemption of shares of any unaffiliated registered investment company which were not held through an account with any Prudential affiliate. Such purchases must be made within 60 days of the redemption. Investors eligible for this waiver include: (1) investors purchasing shares through an account at Prudential Securities; (2) investors purchasing shares through a COMMAND Account or an Investor Account with Prusec; and (3) investors purchasing shares through other brokers. This waiver is not available to investors who purchase shares directly from the Transfer Agent. You must notify your broker if you are entitled to this waiver and provide the Transfer Agent with such supporting documents as it may deem appropriate.


CLASS Z SHARES

     BENEFIT PLANS. Certain group retirement plans may purchase Class Z shares if they meet the required minimum for amount of assets, average account balance or number of eligible employees. For more information about these requirements, call Prudential at (800) 353-2847.

     MUTUAL FUND PROGRAMS. Class Z shares also can be purchased by participants in any fee-based program or trust program sponsored by Prudential or an affiliate that includes mutual funds as investment options and the Fund as an available option. Class Z shares also can be purchased by investors in certain programs sponsored by broker-dealers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     o Mutual fund "wrap" or asset allocation programs where the sponsor places Fund trades, links its clients' accounts to a master account in the sponsor's name and charges its clients a management, consulting or other fee for its services

     o Mutual fund "supermarket" programs where the sponsor links its clients' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

     Broker-dealers, investment advisers or financial planners sponsoring these mutual fund programs may offer their clients more than one class of shares in the Fund in connection with different pricing options for their programs. Investors should consider carefully any separate transaction and other fees charged by these programs in connection with investing in each available share class before selecting a share class.

     OTHER TYPES OF INVESTORS. Class Z shares also are available for purchase by the following categories of investors:

     o certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available investment option

     o current and former Director/Trustees of the Prudential mutual funds (including the Fund)

     o  Prudential, with an investment of $10 million or more.

     In connection with the sale of Class Z shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons which distribute shares a finder's fee from its own resources, based on a percentage of the net asset value of shares sold by such persons.

RIGHTS OF ACCUMULATION

     Reduced sales charges are also available through Rights of Accumulation, under which an investor or an eligible group of related investors, as described above under "Combined Purchase and Cumulative Purchase Privilege," may aggregate the value of their existing holdings of shares of the Fund and shares of other Prudential mutual funds (excluding money market funds other than those acquired pursuant to the exchange privilege) to determine the reduced sales charge. Rights of accumulation may be applied across the classes of the Prudential mutual funds. However, the value of shares held directly with the Transfer Agent and through your broker will not be aggregated to determine the reduced sales charge. The value of existing holdings for purposes of determining the reduced sales charge is calculated using the maximum offering price (NAV plus maximum sales charge) as of the previous business day.

     The Distributor or the Transfer Agent must be notified at the time of purchase that the investor is entitled to a reduced sales charge. The reduced sales charge will be granted subject to confirmation of the investor's holdings. Rights of accumulation are not available to individual participants in any retirement or group plans.

SALE OF SHARES


     You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC, as described below. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive the sell order before the Fund computes its NAV for that day (at the close of regular trading on the NYSE, usually 4:00 p.m., New York time) in order to receive that day's NAV. In the event that regular trading on the NYSE closes before 4:00 p.m. New York time, you will receive the following day's NAV if your order to sell is received after the close of regular trading on the NYSE. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.


     If you hold shares of the Fund through Prudential Securities, you must redeem the shares through Prudential Securities. Please contact your Prudential Securities financial adviser.

     If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates must be received by the Transfer Agent, the Distributor or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of its Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 8149, Philadelphia, PA 19101, the Distributor, or to your broker.


     EXPEDITED REDEMPTION PRIVILEGE. By electing the Expedited Redemption Privilege, you may arrange to have redemption proceeds sent to your bank account. The Expedited Redemption Privilege may be used to redeem shares in an amount of $200 or more, except if an account for which an expedited redemption is requested has a net asset value of less than $200, the entire account will be redeemed. Redemption proceeds in the amount of $1,000 or more will be remitted by wire to your bank account at a domestic commercial bank which is a member of the Federal Reserve system. Redemption proceeds of less than $1,000 will be mailed by check to your designated bank account. Any applicable contingent deferred sales charge will be deducted from the redemption proceeds. Expedited redemption requests may be made by telephone or letter, must be received by the Fund prior to 4:00 p.m., New York time to receive a redemption amount based on that day's NAV and are subject to the terms and conditions as set forth in the Prospectus regarding redemption of shares. For more information, see "How to Buy, Sell and Exchange Shares of the Fund -- Telephone Redemptions or Exchanges" in the Prospectus. The Expedited Redemption Privilege may be modified or terminated at any time without notice. To receive further information, shareholders should contact Prudential Mutual Fund Services LLC at
(800) 225-1852.


     SIGNATURE GUARANTEE. If the proceeds of the redemption (1) exceed $100,000, (2) are to be paid to a person other than the record owner, (3) are to be sent to an address other than the address on the Transfer Agent's records, or (4) are to be paid to a corporation, partnership, trust or fiduciary, and your shares are held directly with the Transfer Agent, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker-dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Prusec, a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices. In the case of redemptions from a PruArray Plan, if the proceeds of the redemption are invested in another investment option of the plan in the name of the record holder and at the same address as reflected in the Transfer Agent's records, a signature guarantee is not required.

     Payment for shares presented for redemption will be made by check within seven days after receipt by the Transfer Agent, the Distributor or your broker of the certificate and/or written request, except as indicated below. If you hold shares through Prudential Securities, payment for shares presented for redemption will be credited to your account at your broker, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (1) when the New York Stock Exchange is closed for other than customary weekends and holidays, (2) when trading on such Exchange is restricted, (3) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (4) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (2), (3) or (4) exist.


     REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, under which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.

     INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, with an account value of less than $500 due to a redemption. The Fund will give such shareholders 60 days' prior written notice in which to purchase sufficient additional shares to avoid such redemption. No CDSC will be imposed on any such involuntary redemption.

     90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the same Fund at the NAV next determined after the order is received, which must be within 90 days after the date of the redemption. Any CDSC paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a pro rata basis.) You must notify the Transfer Agent, either directly or through the Distributor or your broker, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

     CONTINGENT DEFERRED SALES CHARGE

     Redemptions of Class B shares will be subject to a contingent deferred sales charge or CDSC declining from 5% to zero over a six-year period. Class C shares redeemed within 18 months of purchase (one year for Class C shares purchased before November 2, 1998) will be subject to a 1% CDSC. The CDSC will be deducted from the redemption proceeds and reduce the amount paid to the shareholder. The CDSC will be imposed on any redemption by a shareholder which reduces the current value of your Class B or Class C shares to an amount which is lower than the amount of all payments by the shareholders for shares during the preceding six years, in the case of Class B shares, and 18 months, in the case of Class C shares (one year for Class C shares purchased before November 2, 1998). A CDSC will be applied on the lesser of the original purchase price or the current value of the shares being redeemed. Increases in the value of shares or shares acquired through reinvestment of dividends or distributions are not subject to a CDSC. The amount of any CDSC will be paid to and retained by the Distributor.

     The amount of the CDSC, if any, will vary depending on the number of years from the time of payment for the purchase of shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the month. The CDSC will be calculated from the first day of the month after the initial purchase, excluding the time shares were held in a money market fund.

     The following table sets forth the rates of the CDSC applicable to redemptions of Class B shares:

                                         CONTINGENT DEFERRED SALES CHARGE
                                            AS A PERCENTAGE OF DOLLARS
YEARS SINCE PURCHASE PAYMENTS MADE       INVESTED OR REDEMPTION PROCEEDS
----------------------------------       -------------------------------
First ..........................                     5.0%
Second .........................                     4.0%
Third ..........................                     3.0%
Fourth .........................                     2.0%
Fifth ..........................                     1.0%
Sixth ..........................                     1.0%
Seventh and thereafter .........                     None

     In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV above the total amount of payment for the purchase of Fund shares made during the preceding six years for Class B shares and 18 months for Class C shares (one year for Class C shares bought before November 2, 1998); then of amounts representing the cost of shares held beyond the applicable CDSC period; and finally, of amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.

     For example, assume you purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, you acquired 5 additional Class B shares through dividend reinvestment. During the second year after the purchase you decided to redeem $500 of your investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of your Class B shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4% (the applicable rate in the second year after purchase) for a total CDSC of $9.60.

     For federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount recognized on the redemption of shares.

     WAIVER OF CONTINGENT DEFERRED SALES CHARGE -- CLASS B SHARES. The CDSC will be waived in the case of a redemption following the death or disability of a shareholder in, or the case of a trust account, following the death or disability of the grantor. The waiver is available for total or partial redemptions of shares owned by a person, either individually or in joint tenancy, at the time of death or initial determination of disability, provided that the shares were purchased prior to death or disability.

     The CDSC will also be waived in the case of a total or partial redemption in connection with certain distributions made without penalty under the Internal Revenue Code from a tax-deferred retirement plan, an IRA or Section 403(b) custodial account. For more information, call Prudential at (800) 353-2847.

     Finally, the CDSC will be waived to the extent that the proceeds from shares redeemed are invested in Prudential mutual funds, The Guaranteed Investment Account, the Guaranteed Insulated Separate Account or units of The Stable Value Fund.


     SYSTEMATIC WITHDRAWAL PLAN. The CDSC will be waived (or reduced) on certain redemptions from a Systematic Withdrawal Plan. On an annual basis, up to 12% of the total dollar amount subject to the CDSC may be redeemed without charge. The Transfer Agent will calculate the total amount available for this waiver annually on the anniversary date of your purchase or, for shares purchased prior to March 1, 1997, on March 1 of the current year. The CDSC will be waived (or reduced) on redemptions until this threshold 12% is reached. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at 800-225-1852 for more details.


     In addition, the CDSC will be waived on redemptions of shares held by Directors of the Fund.

     You must notify the Fund's Transfer Agent either directly or through your broker, at the time of redemption, that you are entitled to waiver of the CDSC and provide the Transfer Agent with such supporting documentation as it may deem appropriate. The waiver will be granted subject to confirmation of your entitlement.

     In connection with these waivers, the Transfer Agent will require you to submit the supporting documentation set forth below.


CATEGORY OF WAIVER                                                   REQUIRED DOCUMENTATION
------------------                                                   ----------------------
 Death                                              A copy of the shareholder's death certificate or, in
                                                    the case of a trust, a copy of the grantor's death
                                                    certificate, plus a copy of the trust agreement
                                                    identifying the grantor.



CATEGORY OF WAIVER                                                  REQUIRED DOCUMENTATION
-----------------------                              ---------------------------------------------------

 Disability -- An individual will be considered     A copy of the Social Security Administration award
  disabled if he or she is unable to engage in      letter or a letter from a physician on the physician's
  any substantial gainful activity by reason of     letterhead stating that the shareholder (or, in the
  any medically determinable physical or mental     case of a trust, the grantor (a copy of the trust
  impairment which can be expected to result in     agreement identifying the grantor will be required
  death or to be of long-continued and indefinite   as well)) is permanently disabled. The letter must
  duration.                                         also indicate the date of disability.

 Distribution from an IRA or 403(b)                 A copy of the distribution form from the custodial
  Custodial Account                                 firm indicating (i) the date of birth of the
                                                    shareholder and (ii) that the shareholder is over
                                                    age 591/2 and is taking a normal distribution --
                                                    signed by the shareholder.

 Distribution from Retirement Plan                  A letter signed by the plan administrator/trustee
                                                    indicating the reason for the distribution.




CATEGORY OF WAIVER                                                  REQUIRED DOCUMENTATION
-----------------------                              ---------------------------------------------------

 Excess Contributions                               A letter from the shareholder (for an IRA) or the
                                                    plan administrator/trustee on company letterhead
                                                    indicating the amount of the excess and whether or
                                                    not taxes have been paid.

     The Transfer Agent reserves the right to request such additional documents as it may deem appropriate.

WAIVER OF CONTINGENT DEFERRED SALES CHARGE -- CLASS C SHARES

     BENEFIT PLANS. The CDSC will be waived for redemptions by certain group retirement plans for which Prudential or brokers not affiliated with Prudential provide administrative or recordkeeping services. The CDSC also will be waived for certain redemptions by benefit plans sponsored by Prudential and its affiliates. For more information, call Prudential at (800) 353-2847.

CONVERSION FEATURE -- CLASS B SHARES

     Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Conversions will be effected at relative net asset value without the imposition of any additional sales charge.

     Since the Fund tracks amounts paid rather than the number of shares bought on each purchase of Class B shares, the number of Class B shares eligible to convert to Class A shares (excluding shares acquired through the automatic reinvestment of dividends and other distributions) (the Eligible Shares) will be determined on each conversion date in accordance with the following formula:
(1) the ratio of (a) the amounts paid for Class B shares purchased at least seven years prior to the conversion date to (b) the total amount paid for all Class B shares purchased and then held in your account (2) multiplied by the total number of Class B shares purchased and then held in your account. Each time any Eligible Shares in your account convert to Class A shares, all shares or amounts representing Class B shares then in your account that were acquired through the automatic reinvestment of dividends and other distributions will convert to Class A shares.

     For purposes of determining the number of Eligible Shares, if the Class B shares in your account on any conversion date are the result of multiple purchases at different net asset values per share, the number of Eligible Shares calculated as described above will generally be either more or less than the number of shares actually purchased approximately seven years before such conversion date. For example, if 100 shares were initially purchased at $10 per share (for a total of $1,000) and a second purchase of 100 shares was subsequently made at $11 per share (for a total of $1,100), 95.24 shares would convert approximately seven years from the initial purchase (that is, $1,000 divided by $2,100 (47.60%), multiplied by 200 shares equals 95.24 shares). The Manager reserves the right to modify the formula for determining the number of Eligible Shares in the future as it deems appropriate on notice to shareholders.

     Since annual distribution-related fees are lower for Class A shares than Class B shares, the per share NAV of the Class A shares may be higher than that of the Class B shares at the time of conversion. Thus, although the aggregate dollar value will be the same, you may receive fewer Class A shares than Class B shares converted.

     For purposes of calculating the applicable holding period for conversions, all payments for Class B shares during a month will be deemed to have been made on the last day of the month, or for Class B shares acquired through exchange, or a series of exchanges, on the last day of the month in which the original payment for purchases of such Class B shares was made. For Class B shares previously exchanged for shares of a money market fund, the time period during which such shares were held in the money market fund will be excluded. For example, Class B shares held in a money market fund for one year would not convert to Class A shares until approximately eight years from purchase. For purposes of measuring the time period during which shares are held in a money market fund, exchanges will be deemed to have been made on the last day of the month. Class B shares acquired through exchange will convert to Class A shares after expiration of the conversion period applicable to the original purchase of such shares.

     The conversion feature may be subject to the continuing availability of opinions of counsel or rulings of the Internal Revenue Service (1) that the dividends and other distributions paid on Class A, Class B, Class C and Class Z shares will not constitute "preferential dividends" under the Internal Revenue Code and (2) that the conversion of shares does not constitute a taxable event. The conversion of Class B shares into Class A shares may be suspended if such opinions or rulings are no longer available. If conversions are suspended, Class B shares of the Fund will continue to be subject, possibly indefinitely, to their higher annual distribution and service fee.

                        SHAREHOLDER INVESTMENT ACCOUNT


     Upon the initial purchase of Fund shares, a Shareholder Investment Account is established for each investor under which a record of the shares is maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the Account at any time. There is no charge to the investor for issuance of a certificate. The Fund makes available to its shareholders the following privileges and plans.


AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR DISTRIBUTIONS

     For the convenience of investors, all dividends and distributions are automatically reinvested in full and fractional shares of the Fund at net asset value per share. An investor may direct the Transfer Agent in writing not less than five (5) full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be made directly to the broker. Any shareholder who receives dividends or distributions in cash may subsequently reinvest any such dividend or distribution at NAV by returning the check or the proceeds to the Transfer Agent within 30 days after the payment date. Such reinvestment will be made at the NAV per share next determined after receipt of the check or proceeds by the Transfer Agent. Shares purchased with reinvested dividends and/or distributions will not be subject to any CDSC upon redemption.

EXCHANGE PRIVILEGE

     The Fund makes available to its shareholders the privilege of exchanging their shares of the Fund for shares of certain other Prudential mutual funds, including one or more specified money market funds, subject in each case to the minimum investment requirements of such funds. Shares of such other Prudential mutual funds may also be exchanged for shares of the Fund. All exchanges are made on the basis of the relative NAV next determined after receipt of an order in proper form. An exchange will be treated as a redemption and purchase for tax purposes. For retirement and group plans having a limited menu of Prudential mutual funds, the exchange privilege is available for those funds eligible for investment in the particular program.

     It is contemplated that the exchange privilege may be applicable to new mutual funds whose shares may be distributed by the Distributor.


     In order to exchange shares by telephone, you must authorize telephone exchanges on your initial application form or by written notice to the Transfer Agent and hold shares in non-certificate form. Thereafter, you may call the Fund at (800) 225-1852 to execute a telephone exchange of shares, on weekdays, except holidays, between the hours of 8:00 a.m. and 6:00 p.m., New York time. For your protection and to prevent fraudulent exchanges, telephone calls will be recorded and you will be asked to provide your personal identification number. A written confirmation of the exchange transaction will be sent to you. Neither the Fund nor its agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine under the foregoing procedures. All exchanges will be made on the basis of the relative NAV of the two funds next determined after the request is received in good order.


     If you hold shares through Prudential Securities, you must exchange your shares by contacting your Prudential Securities financial adviser.

     If you hold certificates, the certificates must be returned in order for the shares to be exchanged.

     You may also exchange shares by mail by writing to the Fund's Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Exchange Processing, P.O. Box 8157, Philadelphia, PA 19101.

     In periods of severe market or economic conditions the telephone exchange of shares may be difficult to implement and you should make exchanges by mail by writing to the Transfer Agent, at the address noted above.

     CLASS A. Shareholders of the Fund will be able to exchange their Class A shares for Class A shares of certain other Prudential mutual funds and shares of the money market funds specified below. No fee or sales load will be imposed upon the exchange. Shareholders of money market funds who acquired such shares upon exchange of Class A shares may use the exchange privilege only to acquire Class A shares, of the Prudential mutual funds participating in the Class A exchange privilege.

     The following money market funds participate in the Class A exchange privilege:

     Prudential California Municipal Fund
      (California Money Market Series)
     Prudential Government Securities Trust
      (Money Market Series)
      (U.S. Treasury Money Market Series)
     Prudential Municipal Series Fund
      (New Jersey Money Market Series)
      (New York Money Market Series)
     Prudential MoneyMart Assets, Inc. (Class A shares)
     Prudential Tax-Free Money Fund, Inc.


     CLASS B AND CLASS C. Shareholders of the Fund may exchange their Class B and Class C shares of the Fund for Class B and Class C shares, respectively, of certain other Prudential mutual funds and shares of Special Money Market Fund, Inc., a money market fund. No CDSC may be payable upon such exchange, but a CDSC may be payable upon the redemption of Class B and Class C shares acquired as a result of the exchange. The applicable sales charge will be that imposed by the Fund in which shares were initially purchased and the purchase date will be deemed to be the first day of the month after the initial purchase, rather than the date of the exchange.


     Class B and Class C shares of the Fund may also be exchanged for shares of Special Money Market Fund, Inc. without imposition of any CDSC at the time of exchange. Upon subsequent redemption from such money market fund or after re-exchange into the Fund, such shares will be subject to the CDSC calculated without regard to the time such shares were held in the money market fund. In order to minimize the period of time in which shares are subject to a CDSC, shares exchanged out of the money market fund will be exchanged on the basis of their remaining holding periods, with the longest remaining holding periods being transferred first. In measuring the time period shares are held in a money market fund and "tolled" for purposes of calculating the CDSC holding period, exchanges are deemed to have been made on the last day of the month. Thus, if shares are exchanged into the Fund from a money market fund during the month (and are held in the Fund at the end of the month), the entire month will be included in the CDSC holding period. Conversely, if shares are exchanged into a money market fund prior to the last day of the month (and are held in the money market fund on the last day of the month), the entire month will be excluded from the CDSC holding period. For purposes of calculating the seven year holding period applicable to the Class B conversion feature, the time period during which Class B shares were held in a money market fund will be excluded.

     At any time after acquiring shares of other funds participating in the Class B or Class C exchange privilege, a shareholder may again exchange those shares (and any reinvested dividends and distributions) for Class B or Class C shares of the Fund, respectively without subjecting such shares to any CDSC. Shares of any fund participating in the Class B or Class C exchange privilege that were acquired through reinvestment of dividends or distributions may be exchanged for Class B or Class C shares, respectively of other funds without being subject to any CDSC.

     CLASS Z. Class Z shares may be exchanged for Class Z shares of other Prudential mutual funds.


     SPECIAL EXCHANGE PRIVILEGES. A special exchange privilege is available for shareholders who qualify to purchase Class A shares at NAV and for shareholders who qualify to purchase Class Z shares. Under this exchange privilege, amounts representing any Class B and Class C shares that are not subject to a CDSC held in an account of a shareholder who qualifies to purchase Class A shares of any Prudential mutual fund at NAV will be exchanged for Class A shares on a quarterly basis, unless the shareholder elects otherwise.


     Shareholders who qualify to purchase Class Z shares will have their Class B and Class C shares which are not subject to a CDSC and their Class A shares exchanged for Class Z shares on a quarterly basis. Eligibility for this exchange privilege will be calculated on the business day prior to the date of the exchange.

Amounts representing Class B or Class C shares which are not subject to a CDSC include the following: (1) amounts representing Class B or Class C shares acquired pursuant to the automatic reinvestment of dividends and distributions, (2) amounts representing the increase in the net asset value above the total amount of payments for the purchase of Class B or Class C shares and (3) amounts representing Class B or Class C shares held beyond the applicable CDSC period. Class B and Class C shareholders must notify the Transfer Agent either directly or through Prudential Securities, Prusec or another broker that they are eligible for this special exchange privilege.

     Participants in any fee-based program for which the Fund is an available option will have their Class A shares, if any, exchanged for Class Z shares when they elect to have those assets become a part of the fee-based program. Upon leaving the program (whether voluntarily or not), such Class Z shares (and, to the extent provided for in the program, Class Z shares acquired through participation in the program) will be exchanged for Class A shares at net asset value.

     Additional details about the exchange privilege and prospectuses for each of the Prudential mutual funds are available from the Transfer Agent, the Distributor or your broker. The exchange privilege may be modified, terminated or suspended on sixty days' notice, and any fund, including the Fund, or the Distributor, has the right to reject any exchange application relating to such fund's shares.

DOLLAR COST AVERAGING

     Dollar cost averaging is a method of accumulating shares by investing a fixed amount of dollars in shares at set intervals. An investor buys more shares when the price is low and fewer shares when the price is high. The average cost per share is lower than it would be if a constant number of shares were bought at set intervals.


     Dollar cost averaging may be used, for example, to plan for retirement, to save for a major expenditure, such as the purchase of a home, or to finance a college education. The cost of a year's education at a four-year college today averages around $22,500 at a private college and around $10,600 at a public university. Assuming these costs increase at a rate of 7% a year, the cost of one year at a private college could reach $44,300 and over $21,000 at a public university.(1)


     The following chart shows how much you would need in monthly investments to achieve specified lump sums to finance your investment goals.(2)




PERIOD OF
MONTHLY INVESTMENTS:                $100,000    $150,000    $200,000    $250,000
--------------------                --------    --------    --------    --------
25 Years .........................   $  105      $  158      $  210     $  263
20 Years .........................      170         255         340        424
15 Years .........................      289         433         578        722
10 Years .........................      547         820       1,093      1,366
5 Years ..........................    1,361       2,041       2,721      3,402
See "Automatic Investment Plan."


------------

(1) Source information concerning the costs of education at public and private universities is available from The College Board Annual Survey of Colleges. Average costs for private institutions include tuition, fees, room and board for the 1998-99 academic year.


(2) The chart assumes an effective rate of return of 8% (assuming monthly compounding). This example is for illustrative purposes only and is not intended to reflect the performance of an investment in shares of the Fund. The investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

AUTOMATIC INVESTMENT PLAN (AIP)


     Under AIP, you may arrange to have a fixed amount automatically invested in shares of the Fund monthly by authorizing your bank account or brokerage account (including a Prudential Securities Command Account) to be debited to invest specified dollar amounts in shares of the Fund. Your bank must be a member of the Automated Clearing House System. Share certificates are not issued to AIP participants.


     Further information about this program and an application form can be obtained from the Transfer Agent, the Distributor or your broker.

SYSTEMATIC WITHDRAWAL PLAN


     A Systematic Withdrawal Plan is available to shareholders through the Transfer Agent, the Distributor or an investor's broker. The withdrawal plan provides for monthly, quarterly, semi-annual or annual redemption checks in any amount, except as provided below, up to the value of the shares in the shareholder's account. Withdrawals of Class B or Class C shares may be subject to a CDSC. The Systematic Withdrawal Plan is not available to participants in certain retirement plans. Please contact PMFS at (800) 225-1852 for more details.

     In the case of shares held through the Transfer Agent, the shareholder must elect to have all dividends and/or distributions automatically reinvested in additional full and fractional shares at NAV on shares held under this plan.


     The Transfer Agent, the Distributor or your broker acts as an agent for the shareholder in redeeming sufficient full and fractional shares to provide the amount of the systematic withdrawal payment. The Systematic Withdrawal Plan may be terminated at any time, and the Distributor reserves the right to initiate a fee of up to $5 per withdrawal, upon 30 days' written notice to the shareholder.


     Withdrawal payments should not be considered as dividends, yield or income. If systematic withdrawals continuously exceed reinvested dividends and distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted.


     Furthermore, each withdrawal constitutes a redemption of shares, and any gain or loss realized must be recognized for federal income tax purposes. In addition, withdrawals made concurrently with purchases of additional shares are inadvisable because of the applicable sales charges to (1) the purchase of Class A and Class C shares and (2) the redemption of Class B and Class C shares. Each shareholder should consult his or her own tax adviser with regard to the tax consequences of the Systematic Withdrawal Plan, particularly used in connection with a retirement plan.


TAX-DEFERRED RETIREMENT PLANS

     Various tax-deferred retirement plans, including a 401(k) plan, self-directed individual retirement accounts and "tax-deferred accounts" under
Section 403(b)(7) of the Internal Revenue Code are available through the Distributor. These plans are for use by both self-employed individuals and corporate employers. These plans permit either self-direction of accounts by participants, or a pooled account arrangement. Information regarding the establishment of these plans, the administration, custodial fees and other details are available from the Distributor or the Transfer Agent.

     Investors who are considering the adoption of such a plan should consult with their own legal counsel or tax adviser with respect to the establishment and maintenance of any such plan.

TAX-DEFERRED RETIREMENT ACCOUNTS

     INDIVIDUAL RETIREMENT ACCOUNTS. An individual retirement account (IRA) permits the deferral of federal income tax on income earned in the account until the earnings are withdrawn. The following chart represents a comparison of the earnings in a personal savings account with those in an IRA, assuming a $2,000 annual contribution, and 8% rate of return and a 39.6% federal income tax bracket and shows how much more retirement income can accumulate within an IRA as opposed to a taxable individual savings account.

                           TAX-DEFERRED COMPOUNDING(1)


CONTRIBUTIONS             PERSONAL
MADE OVER:                 SAVINGS        IRA
----------                 -------        ---
  10 years ............   $26,165      $31,291
  15 years ............    44,675       58,649
  20 years ............    68,109       98,846
  25 years ............    97,780      157,909
  30 years ............   135,346      244,692

------------
(1) The chart is for illustrative purposes only and does not represent the performance of the Fund or any specific investment. It shows taxable versus tax-deferred compounding for the periods and on the terms indicated. Earnings in a traditional IRA account will be subject to tax when withdrawn from the account. Distributions from a Roth IRA which meet the conditions required under the Internal Revenue Code will not be subject to tax upon withdrawal from the account.

MUTUAL FUND PROGRAMS

     From time to time, the Fund may be included in a mutual fund program with other Prudential mutual funds. Under such a program, a group of portfolios will be selected and thereafter marketed collectively. Typically, these programs are created with an investment theme, such as to seek greater diversification, protection from interest rate movements or access to different management styles. In the event such a program is instituted, there may be a minimum investment requirement for the program as a whole. The Fund may waive or reduce the minimum initial investment requirements in connection with such a program.

     The mutual funds in the program may be purchased individually or as part of a program. Since the allocation of portfolios included in the program may not be appropriate for all investors, investors should consult their financial adviser concerning the appropriate blend of portfolios for them. If investors elect to purchase the individual mutual funds that constitute the program in an investment ratio different from that offered by the program, the standard minimum investment requirements for the individual mutual funds will apply.

                                NET ASSET VALUE


     The Fund's net asset value per share or NAV is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares. NAV is calculated separately for each class. The Fund will compute its NAV once each business day at the close of regular trading on the NYSE, usually at 4:00 p.m., New York time. The Fund may not compute its NAV on days on which no orders to purchase, sell or redeem Fund shares have been received or on days on which changes in the value of the Fund's portfolio investments do not materially affect NAV. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

     Under the 1940 Act, the Board of Directors is responsible for determining in good faith the fair value of securities of the Fund. In accordance with procedures adopted by the Board of Directors, the value of investments listed on a securities exchange and Nasdaq National Market System securities (other than options on stock and stock indexes) are valued at the last sale price of such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day, or at the last bid price on such day in the absence of an asked price. Corporate bonds (other than convertible debt securities) and U.S. government securities that are actively traded in the over-the-counter market, including listed securities and securities eligible for resale pursuant to Rule 144A under the Securities Act for which the primary market is believed by the Fund investment adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or more than one principal market maker (if available otherwise a principal market maker or primary market dealer). U.S. government securities for which market quotations are available shall be valued at a price provided by an independent pricing agent or primary dealer. Convertible debt securities that are actively traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by the investment adviser in consultation with the Manager to be over-the-counter, are valued by an independent pricing agent or at the mean between the last reported bid and asked prices (or at the last bid price in the absence of an asked price) provided by more than one principal market maker (if available, otherwise a principal market maker or a primary market dealer). Options on stock and stock indexes traded on an exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on the respective exchange (or at the last bid price in the absence of an asked price) and futures contracts and options thereon are valued at their last sale prices as of the close of trading on the applicable commodities exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such date, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at last bid price in the absence of an asked price. Quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the current rate obtained from a recognized bank or dealer, or independent service, and foreign currency forward contracts are valued at the current cost of covering or offsetting such contracts calculated on the day of valuation. Should an extraordinary event, which is likely to affect the value of the security, occur after the close of an exchange on which a portfolio security is traded, such security will be valued at fair value considering factors determined in good faith by the investment adviser under procedures established by and under the general supervision of the Fund's Board of Directors.

     Securities or other assets for which reliable market quotations are not readily available or for which the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the investment adviser or Manager (or Valuation Committee or Board of Directors) does not represent fair value (Fair Value Securities), are valued by the Valuation Committee or Board of Directors in consultation with the Manager and the investment adviser, including, as applicable, their portfolio managers, traders, and its research and credit analysts, and legal compliance personnel on the basis of some or all of the following factors: the nature of any restrictions on disposition of the securities; assessment of the general liquidity/illiquidity of the securities; the issuer's financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst, media or other reports or information deemed reliable by the investment adviser or Manager regarding the issuer or the markets or industry in which it operates; other analytical data; and consistency with valuation of similar securities held by other Prudential mutual funds; and such other factors as may be determined by the investment adviser, Manager, Board of Directors or Valuation Committee to materially affect the value of the security. Fair Value Securities may include, but are not limited to, the following: certain private placements and restricted securities that do not have an active trading market; securities whose trading has been suspended or for which market quotes are no longer available; debt securities that have recently gone into default and for which there is no current market; securities whose prices are stale; securities denominated in currencies that are restricted, untraded or for which exchange rates are disrupted; securities affected by significant events; and securities that the investment adviser or Manager believe were priced incorrectly. A "significant event" (which includes, but is not limited to, an extraordinary political or market event) is an event that the investment adviser or Manager believes with a reasonably high degree of certainty has caused the closing market prices of a Fund's portfolio securities to no longer reflect their value at the time of the Fund's NAV calculation. On a day that the Manager determines that one or more of a Fund's portfolio securities constitute Fair Value Securities, the Manager may determine that fair value of these securities without the supervision of the Valuation Committee if the fair valuation of all such securities results in a change of less than $0.01 to the Fund's NAV and the Manager presents these valuations to the Board for its ratification. Short-term debt securities are valued at cost, with interest accrued or discount amortized to the date of maturity, if their original maturity was 60 days or less, unless such valuation, in the judgment of the investment adviser or Manager does not represent fair value. Debt securities with remaining maturities of more than 60 days, for which market quotations are readily available, are valued at their current market quotations as supplied by an independent pricing agent or more than one principal market maker (if available otherwise a primary market dealer).


     Although the legal rights of each class of shares are substantially identical, the different expenses borne by each class will result in different NAVs and dividends. The NAV of Class B and Class C shares will generally be lower than the NAV of Class A shares as a result of the larger distribution-related fee to which Class B and Class C shares are subject. The NAV of Class Z shares will generally be higher than the NAV of Class A, Class B or Class C shares as a result of the fact that the Class Z shares are not subject to any distribution or service fee. It is expected, however, that the NAV of the four classes will tend to converge immediately after the recording of dividends, if any, which will differ by approximately the amount of the distribution and/or service fee expense accrual differential among the classes.

                      TAXES, DIVIDENDS AND DISTRIBUTIONS

     The Fund is qualified as, intends to remain qualified as, and has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code. This relieves the Fund (but not its shareholders) from paying federal income tax on income and capital gains which are distributed to shareholders, and permits net capital gains of the Fund (that is, the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in the Fund. Net capital gains of the Fund which are available for distribution to shareholders will be computed by taking into account any capital loss carryforward of the Fund.


     Qualification of the Fund as a regulated investment company under the Internal Revenue Code requires, among other things, that (a) the Fund derive at least 90% of its annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income (including but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's assets is represented by cash an cash items, U.S. government securities or the securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies); and (c) the Fund distribute to its shareholders at least 90% of its net investment income and net short-term capital gains (that is, the excess of net short-term capital gains over net long-term capital losses) in each year.


     Gains or losses on sales of securities by the Fund will generally be treated as long-term capital gains or losses if the securities have been held by it for more than one year, except in certain cases where the Fund acquires a put or writes a call thereon or otherwise holds on offsetting position with respect to the securities. Long-term capital gains are taxed at different rates depending on: (i) the shareholder's income tax bracket; (ii) whether the security was held by the Fund for more than five years; and (iii) the date on which the security was acquired by the Fund. Other gains or losses on the sale of securities will be short-term capital gains or losses. Gains and losses on the sale, lapse or other termination of options on securities will be treated as gains and losses from the sale of securities. If an option written by the Fund on securities lapses or is terminated through a closing transaction, such as a repurchase by the Fund of the option from its holder, the Fund will generally realize short-term capital gain or loss. If securities are sold by the Fund pursuant to the exercise of a call option written by it, the Fund will include the premium received in the sale proceeds of the securities delivered in determining the amount of gain or loss on the sale. Certain of the Fund's transactions may be subject to wash sale, short sale, constructive sale, anti-conversion and straddle provisions of the Internal Revenue Code which may, among other things, require the Fund to defer recognition of losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules which, respectively, may cause the Fund to accrue income in advance of the receipt of cash with respect to interest or cause gains to be treated as ordinary income.

     Certain futures contracts and certain listed options (referred to as Section 1256 contracts) held by the Fund will be required to be "marked to market" for federal income tax purposes; that is, treated as having been sold at their fair market value on the last day of the Fund's taxable year. Except with respect to certain foreign currency forward contracts, 60% of any gain or loss recognized on these deemed sales and on actual dispositions will be treated as long-term capital gain or loss.


     Gain or loss on the sale, lapse or other termination of options on stock and on narrowly-based stock indices will be capital gain or loss and will be long-term or short-term depending on the holding period of the option. In addition, positions which are part of a "straddle" will be subject to certain wash sale, short sale and constructive sale provisions of the Internal Revenue Code. In the case of a straddle, the Fund may be required to defer the recognition of losses on positions it holds to the extent of any unrecognized gain on offsetting positions held by the Fund.


     Gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency forward contracts or dispositions of debt securities denominated in a foreign currency attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Internal Revenue Code as "Section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If Section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, thereby reducing each shareholder's basis in his or her Fund shares.

     Shareholders electing to receive dividends and distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the Fund on the reinvestment date.

     Any dividends or distributions paid shortly after a purchase by an investor may have the effect of reducing the per share NAV of the investor's shares by the per share amount of the dividends or distributions. Furthermore, such dividends or distributions, although in effect a return of capital, are subject to federal income taxes. In addition, dividends and capital gains distributions also may be subject to state and local income taxes. Therefore, prior to purchasing shares of the Fund, the investor should carefully consider the impact of dividends or capital gains distributions which are expected to be or have been announced.

     Any loss realized on a sale, redemption or exchange of shares of the Fund by a shareholder will be disallowed to the extent the shares are replaced within a 61-day period beginning 30 days before the disposition of shares. Shares purchased pursuant to the reinvestment of a dividend will constitute a replacement of shares.

     A shareholder who acquires shares of the Fund and sells or otherwise disposes of such shares within 90 days of acquisition may not be allowed to include certain sales charges incurred in acquiring such shares for purposes of calculating gain or loss realized upon a sale or exchange of shares of the Fund.


     Dividends of net investment income and distributions of net short-term capital gains paid to a shareholder (including a shareholder acting as a nominee or fiduciary) who is a nonresident alien individual, a foreign corporation or a foreign partnership (foreign shareholder) are generally subject to a 30% (or lower treaty rate) withholding tax upon the gross amount of the dividends unless the dividends are effectively connected with a U.S. trade or business conducted by the foreign shareholder. Net capital gain distributions paid to a foreign shareholder are generally not subject to withholding tax. A foreign shareholder will, however, be required to pay U.S. income tax on any dividends and capital gain distributions which are effectively connected with a U.S. trade or business of the foreign shareholder. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.


     Dividends received by corporate shareholders generally are eligible for a dividends-received deduction of 70% to the extent the Fund's income is derived from qualified dividends received by the Fund from domestic corporations. Dividends attributable to foreign corporations, interest income, capital and currency gain, gain or loss from Section 1256 contracts (described above) and income from certain other sources will not constitute qualified dividends. Individual shareholders are not eligible for the dividends-received deduction.

     The per share dividends on Class B and Class C shares will be lower than the per share dividends on Class A and Class Z shares as a result of the higher distribution-related fee applicable to the Class B and Class C shares and lower on Class A shares in relation to Class Z shares. The per share distributions of net capital gains, if any, will be paid in the same amount for Class A, Class B, Class C and Class Z shares. See "Net Asset Value."

     The Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year. In addition, the Fund must distribute during the calendar year all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior calendar year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed.

     The Fund may, from time to time, invest in Passive Foreign Investment Companies (PFICs). A PFIC is a foreign corporation that, in general, meets either of the following tests: (a) at least 75% of its gross income is passive or (b) an average of at least 50% of its assets produce, or are held for the production of, passive income. If the Fund acquires and holds stock in a PFIC beyond the end of the year of its acquisition, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock or of any gain from disposition of the stock (collectively, PFIC income), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders. The Fund may make a "mark-to-market" election with respect to any marketable stock it holds of a PFIC. If the election is in effect, at the end of the Fund's taxable year the Fund will recognize the amount of gains, if any, as ordinary income with respect to PFIC stock. No ordinary loss will be recognized on PFIC stock, except to the extent of gains recognized in prior years. Alternatively, the Fund, if it meets certain requirements, may elect to treat any PFIC in which it invests as a "qualified electing fund," in which case, in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the qualified electing fund's annual ordinary earnings and net capital gain, even if they are not distributed to the Fund; those amounts would be subject to the distribution requirements applicable to the Fund described above.

     Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries will vary. The Fund does not expect to pass through to its shareholders any foreign income taxes paid.

     Shareholders are advised to consult their own tax advisers with respect to the federal, state and local tax consequences resulting from their investment in the Fund.

                            PERFORMANCE INFORMATION

     AVERAGE ANNUAL TOTAL RETURN. The Fund may from time to time advertise its average annual total return. Average annual total return is determined separately for Class A, Class B, Class C and Class Z shares.

     Average annual total return is computed according to the following formula:

                         P(1+T) to the power of n = ERV

Where:  P = a hypothetical initial payment of $1,000.
        T = average annual total return.
        n = number of years.
        ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof).


     Average annual total return takes into account any applicable initial or contingent deferred sales charges but does not take into account any federal or state income taxes that may be payable upon receiving distributions and following redemption.

     Below are the average annual total returns for the Fund's share classes for the periods ended December 31, 2001.



                                                             SINCE
                       1 YEAR     5 YEARS     10 YEARS     INCEPTION
                       ------     -------     --------     ---------
Class A .........       -4.14%     1.65%        5.35%        7.98%       (7-7-86)
Class B .........       -5.28      1.78%        N/A          3.45       (1-15-96)
Class C .........       -2.43      1.73%        N/A          3.39       (1-15-96)
Class Z .........        0.10       N/A         N/A          2.98       (3-17-97)



     Before January 15, 1996, the Fund was a closed-end investment company.



AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION).

     Average annual total return (after taxes on distributions and redemptions) is computed according to the following formula:

               P(1+T) to the power of n = ATV to the base of D or DR

Where:  P = a hypothetical initial payment of $1,000.
        T = average annual total return (after taxes on distributions, or after taxes on distributions and redemption, as applicable).
        n = number of years.
        ATV to the base of D or DR

               ATV to the base of D = ending value of a hypothetical $1,000 payment made at the beginning of the 1-, 5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions. ATV to the base of DR = ending value of a hypothetical $1,000 payment made at the beginning of the 1-,

               5- or 10-year periods at the end of the 1-, 5- or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemtions.

     Average annual total return (after taxes on distributions and redemption) takes into account any applicable initial or contingent deferred sales charges and takes into account federal income taxes that may be payable upon receiving distributions and following redemption. Federal income taxes are calculated using the highest marginal income tax rates in effect on the reinvestment date.

     Below are the average annual total returns (after taxes on distributions) for the Fund's share classes for the periods ended December 31, 2001.



                        1 YEAR       5 YEARS      10 YEARS         SINCE INCEPTION
                        ------       -------      --------         ---------------
Class A ..........       -5.69%        -.39%     2.51%            4.99%       (7-7-86)
Class B ..........       -6.70         -.11%      N/A             1.00       (1-15-96)
Class C ..........       -3.84         -.15%      N/A              .96       (1-15-96)
Class Z ..........       -1.61          N/A       N/A              .14       (3-17-97)



     Below are the average annual total returns (after taxes on distributions, redemptions and sale of Fund shares) for the Fund's share classes for the periods ended December 31, 2001.



                        1 YEAR       5 YEARS      10 YEARS         SINCE INCEPTION
                        ------       -------      --------         ---------------
Class A ..........       -2.51%         .58%     3.05%            5.35%       (7-7-86)
Class B ..........       -3.21          .75%      N/A             1.76       (1-15-96)
Class C ..........       -1.47          .71%      N/A             1.72       (1-15-96)
Class Z ..........         .07          N/A       N/A              .97       (3-17-97)


     AGGREGATE TOTAL RETURN. The Fund may also advertise its aggregate total return. Aggregate total return is determined separately for the Class A, Class B, Class C and Class Z shares.

     Aggregate total return represents the cumulative change in the value of an investment in the Fund and is computed according to the following formula:


                               ERV-P
                          T=   -----
                                 P


Where:  P   = a hypothetical initial payment of $1,000.

        T   = aggregate total return.

        ERV = ending redeemable value at the end of the one, five, or ten year periods of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods (or fractional portion thereof).

     Aggregate total return does not take into account any federal or state income taxes that may be payable upon redemption or any applicable initial or contingent deferred sales charges.


     Below are the aggregate total returns for the Fund's share classes for the periods ended December 31, 2001.



                                                                SINCE
                      1 YEAR       5 YEARS      10 YEARS      INCEPTION
                      ------       -------      --------      ---------
Class A .........       -.15%    13.02%        75.46%           241.86%       (7-7-86)
Class B .........       -.49     10.04%         N/A              23.23       (1-15-96)
Class C .........       -.49     10.04%         N/A              23.23       (1-15-96)
Class Z .........        .10      N/A           N/A              15.12       (3-17-97)



     YIELD. The Fund may from time to time advertise its yield as calculated over a 30-day period. Yield is calculated separately for Class A, Class B, Class C and Class Z shares. The yield will be computed by dividing the Fund's net investment income per share earned during this 30-day period by the maximum offering price per share on the last day of this period. Yield is calculated according to the following formula:

                              a - b
                  YIELD = 2[( ------ +1)to the power of 6 - 1]
                               cd

Where:  a = dividends and interest earned during the period.
        b = expenses accrued for the period (net of reimbursements).
        c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
        d = the maximum offering price per share on the last day of the period.

     Yield fluctuates and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period.


     The Fund's 30-day yields for the 30 days ended December 31, 2001, were 3.29%, 2.78%, 2.75% and 3.54% for the Class A, Class B, Class C and Class Z shares, respectively.


     ADVERTISING. Advertising materials for the Fund may include biographical information relating to its portfolio manager(s), and may include or refer to commentary by the Fund's manager(s) concerning investment style, investment discipline, asset growth, current or past business experience, business capabilities, political, economic or financial conditions and other matters of general interest to investors. Advertising materials for the Fund also may include mention of The Prudential Insurance Company of America, its affiliates and subsidiaries, and reference the assets, products and services of those entities.

     From time to time, advertising materials for the Fund may include information concerning retirement and investing for retirement, may refer to the approximate number of Fund shareholders and may refer to Lipper rankings or Morningstar ratings, other related analysis supporting those ratings, other industry publications, business periodicals and market indexes. In addition, advertising materials may reference studies or analyses performed by the Manager or its affiliates. Advertising materials for sector funds, funds that focus on market capitalizations, index funds and international/global funds may discuss the potential benefits and risks of that investment style. Advertising materials for fixed-income funds may discuss the benefits and risks of investing in the bond market including discussions of credit quality, duration and maturity.


     The Fund also may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may include data from Lipper Inc., Morningstar Publications, Inc., other industry publications, business periodicals and market indexes. Set forth below is a chart which compares the performance of different types of investments over the long term and the rate of inflation.1


-----------------------
PERFORMANCE
COMPARISON OF DIFFERENT
TYPES OF INVESTMENTS
OVER THE LONG TERM
(12/31/1926-12/31/2001)

[GRAPHIC OMITTED]

Common Stocks            10.7%
Long-Term Gov't. Bonds    5.3%
Inflation                 3.1%


------------
1 Source: Ibbotson Associates. Used with permission. All rights reserved.
  Common stock returns are based on the Standard & Poor's 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 common stocks in a variety of industry sectors. It is a commonly used indicator of broad stock price movements. This chart is for illustrative purposes only, and is not intended to represent the performance of any particular investment or fund. Investors cannot invest directly in an index. Past performance is not a guarantee of future results.

                             FINANCIAL STATEMENTS


     The Fund's financial statements for the fiscal year ended December 31, 2001, incorporated in this SAI by reference to the Fund's 2001 annual report to shareholders (File No. 811-4661), have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on authority of said firm as experts in auditing and accounting. You may obtain a copy of the Fund's annual report at no charge by request to the Fund by calling
(800) 225-1852 or by writing to the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

                                  APPENDIX I

                        DESCRIPTION OF SECURITY RATINGS


MOODY'S INVESTORS SERVICE


DEBT RATINGS

     Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

     A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

SHORT-TERM RATINGS

     Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

     PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     o  Leading market positions in well-established industries.

     o  High rates of return on funds employed.

     o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     o Well-established access to a range of financial markets and assured sources of alternate liquidity.


     PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.


STANDARD & POOR'S RATINGS GROUP

LONG-TERM ISSUE CREDIT RATINGS

     AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC: An obligation rated CC is currently highly vulnerable to nonpayment.

     C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

     PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

COMMERCIAL PAPER RATINGS

     A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.


     A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

NOTES RATINGS

     An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

     -- Amortization schedule--the longer the final maturity relative to other maturities the more likely it will be treated as a note.

     -- Source of payment--the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

     SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

     SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.


FITCH, INC.

INTERNATIONAL LONG-TERM CREDIT RATINGS

     AAA: HIGHEST CREDIT QUALITY. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

     AA: VERY HIGH CREDIT QUALITY. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

     A: HIGH CREDIT QUALITY. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

     BBB: GOOD CREDIT QUALITY. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

     BB: SPECULATIVE. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

     B: HIGHLY SPECULATIVE. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

     CCC, CC, C: HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

INTERNATIONAL SHORT-TERM CREDIT RATINGS

     F1: HIGHEST CREDIT QUALITY. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F2: GOOD CREDIT QUALITY. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F3: FAIR CREDIT QUALITY. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

     B: SPECULATIVE. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

     C: HIGH DEFAULT RISK. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic investment.


     PLUS (+) OR MINUS (-): Plus or minus signs may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the AAA long-term rating category, to categories below CCC, or to short-term ratings other than F1.

                                  APPENDIX II

                        GENERAL INVESTMENT INFORMATION

   The following terms are used in mutual fund investing.

ASSET ALLOCATION

     Asset allocation is a technique for reducing risk, providing balance. Asset allocation among different types of securities within an overall investment portfolio helps to reduce risk and to potentially provide stable returns, while enabling investors to work toward their financial goal(s). Asset allocation is also a strategy to gain exposure to better performing asset classes while maintaining investment in other asset classes.

DIVERSIFICATION

     Diversification is a time-honored technique for reducing risk, providing "balance" to an overall portfolio and potentially achieving more stable returns. Owning a portfolio of securities mitigates the individual risks (and returns) of any one security. Additionally, diversification among types of securities reduces the risks (and general returns) of any one type of security.

DURATION

     Debt securities have varying levels of sensitivity to interest rates. As interest rates fluctuate, the value of a bond (or a bond portfolio) will increase or decrease. Longer term bonds are generally more sensitive to changes in interest rates. When interest rates fall, bond prices generally rise. Conversely, when interest rates rise, bond prices generally fall.

     Duration is an approximation of the price sensitivity of a bond (or a bond portfolio) to interest rate changes. It measures the weighted average maturity of a bond's (or a bond portfolio's) cash flows, i.e., principal and interest rate payments. Duration is expressed as a measure of time in years -- the longer the duration of a bond (or a bond portfolio), the greater the impact of interest rate changes on the bond's (or the bond portfolio's) price. Duration differs from effective maturity in that duration takes into account call provisions, coupon rates and other factors. Duration measures interest rate risk only and not other risks, such as credit risk and, in the case of non-U.S. dollar denominated securities, currency risk. Effective maturity measures the final maturity dates of a bond (or a bond portfolio).

MARKET TIMING

     Market timing -- buying securities when prices are low and selling them when prices are relatively higher -- may not work for many investors because it is impossible to predict with certainty how the price of a security will fluctuate. However, owning a security for a long period of time may help investors offset short-term price volatility and realize positive returns.

POWER OF COMPOUNDING

     Over time, the compounding of returns can significantly impact investment returns. Compounding is the effect of continuous investment on long-term investment results, by which the proceeds of capital appreciation (and income distributions, if elected) are reinvested to contribute to the overall growth of assets. The long-term investment results of compounding may be greater than that of an equivalent initial investment in which the proceeds of capital appreciation and income distributions are taken in cash.

STANDARD DEVIATION

     Standard deviation is an absolute (non-relative) measure of volatility which, for a mutual fund, depicts how widely the returns varied over a certain period of time. When a fund has a high standard deviation, its range of performance has been very wide, implying greater volatility potential. Standard deviation is only one of several measures of a fund's volatility.

                  APPENDIX III -- HISTORICAL PERFORMANCE DATA

     The historical performance data contained in this Appendix relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. The information has not been independently verified by the Manager.


     This chart shows the long-term performance of various asset classes and the rate of inflation.


             Value of $1.00 invested on 1/1/1926 through 12/31/2001

          Small        Common        Long-Term        Treasury
          Stocks       Stocks          Bonds            Bills        Inflation
1926
1936
1946
1956
1966
1976
1986
1996
2001    $7,860.05    $2,279.13        $50.66           $17.20          $9.87

------------
Source: Ibbotson Associates. Used with permission. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any asset class or any Prudential Mutual Fund.

Generally, stock returns are due to capital appreciation and the reinvestment of any gains. Bond returns are due to reinvesting interest. Also, stock prices usually are more volatile than bond prices over the long-term. Small stock returns for 1926-1980 are those of stocks comprising the 5th quintile of the New York Stock Exchange. Thereafter, returns are those of the Dimensional Fund Advisors (DFA) Small Company Fund. Common stock returns are based on the Standard & Poor's 500 Composite Stock Price Index, a market-weighted, unmanaged index of 500 stocks (currently) in a variety of industries. It is often used as a broad measure of stock market performance.

Long-term government bond returns are measured using a constant one-bond portfolio with a maturity of roughly 20 years. Treasury bill returns are for a one-month bill. Treasuries are guaranteed by the government as to the timely payment of principal and interest; equities are not. Inflation is measured by the consumer price index (CPI).


                                     III-1

     Set forth below is historical performance data relating to various sectors of the fixed-income securities markets. The chart shows the historical total returns of U.S. Treasury bonds, U.S. mortgage securities, U.S. corporate bonds, U.S. high yield bonds and world government bonds on an annual basis from 1991 through 2001. The total returns of the indexes include accrued interest, plus the price changes (gains or losses) of the underlying securities during the period mentioned. The data is provided to illustrate the varying historical total returns and investors should not consider this performance data as an indication of the future performance of the Fund or of any sector in which the Fund invests.


     All information relies on data obtained from statistical services, reports and other services believed by the Manager to be reliable. Such information has not been verified. The figures do not reflect the operating expenses and fees of a mutual fund. See "Risk/Return Summary -- Fees and Expenses" in the prospectus. The net effect of the deduction of the operating expenses of a mutual fund on these historical total returns, including the compounded effect over time, could be substantial.


           HISTORICAL TOTAL RETURNS OF DIFFERENT BOND MARKET SECTORS


                                                                  YEAR
                         -------------------------------------------------------------------------------------------
         YEAR             1991    1992    1993    1994    1995    1996    1997    1998    1999      2000      2001
         ----            ------  ------  ------  ------  ------  ------  ------  ------  -------  --------  --------
U.S. Government
 Treasury Bonds(1) ...    15.3%   7.2%    10.7%  (3.4)%   18.4%   2.7%    9.6%    10.0%  (2.56)%   13.52%     7.23%
U.S. Government
 Mortgage
 Securities(2) .......    15.7%   7.0%     6.8%  (1.6)%   16.8%   5.4%    9.5%     7.0%   1.86%    11.16%     8.22%
U.S. Investment
 Grade Corporate
 Bonds(3) ............    18.5%   8.7%    12.2%  (3.9)%   22.3%   3.3%   10.2%     8.6%  (1.96)%    9.39%    10.40%
U.S. High Yield
 Bonds(4) ............    46.2%  15.8%    17.1%  (1.0)%   19.2%  11.4%   12.8%     1.6%   2.39%    (5.86)%    5.28%
World Government
 Bonds(5) ............    16.2%   4.8%    15.1%   6.0%    19.6%   4.1%   (4.3)%    5.3%  (5.07)%   (2.63)%   (3.54%)
Difference between
 highest and lowest
 returns percent .....    30.9%  11.0%    10.3%   9.9%     5.5%   8.7%   17.1%     8.4%   7.46%    19.10%    13.94%


------------
(1) LEHMAN BROTHERS TREASURY BOND INDEX is an unmanaged index made up of over 150 public issues of the U.S. Treasury having maturities of at least one year.

(2) LEHMAN BROTHERS MORTGAGE-BACKED SECURITIES INDEX is an unmanaged index that includes over 600 15- and 30-year fixed-rate mortgage-backed securities of the Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and the Federal Home Loan Mortgage Corporation (FHLMC).

(3) LEHMAN BROTHERS CORPORATE BOND INDEX includes over 3,000 public fixed-rate, nonconvertible investment-grade bonds. All bonds are U.S.
     dollar-denominated issues and include debt issued or guaranteed by foreign sovereign governments, municipalities, governmental agencies or international agencies. All bonds in the index have maturities of at least one year. Source: Lipper Inc.

(4) LEHMAN BROTHERS HIGH YIELD BOND INDEX is an unmanaged index comprising over 750 public, fixed-rate, nonconvertible bonds that are rated Ba1 or lower by Moody's Investors Service (or rated BB+ or lower by Standard & Poor's or Fitch Investors Service). All bonds in the index have maturities of at least one year.

(5) SALOMON SMITH BARNEY BROTHERS WORLD GOVERNMENT INDEX (NON U.S.) includes over 800 bonds issued by various foreign governments or agencies, excluding those in the U.S., but including those in Japan, Germany, France, the U.K., Canada, Italy, Australia, Belgium, Denmark, the Netherlands, Spain, Sweden, and Austria. All bonds in the index have maturities of at least one year.


                                     III-2

     This chart illustrates the performance of major world stock markets for the period from 12/31/85 through 12/31/01. It does not represent the performance of any Prudential mutual fund.

                  WORLD STOCK MARKET CAPITALIZATION BY REGION
                           WORLD TOTAL: 15.9 TRILLION

[GRAPHIC OMITTED]

Sweden              15.51%
Spain               15.26%
Hong Kong           14.96%
Netherland          14.03%
Belgium             13.78%
France              13.20%
USA                 13.14%
U.K.                12.28%
Switzerland         12.21%
Europe              11.92%
Denmark             11.88%
Australia            9.54%
Germany              8.63%
Canada               8.45%
Italy                7.70%
Norway               6.82%
Austria              4.95%
Japan                3.84%



------------
Source: Morgan Stanley Capital International (MCSI) and Lipper Inc. As of 12/31/00. Used with permission. Morgan Stanley Country indexes are unmanaged indexes which include those stocks making up the largest two-thirds of each country's total stock market capitalization. Returns reflect the reinvestment of all distributions. This chart is for illustrative purposes only and is not indicative of the past, present or future performance of any specific investment. Investors cannot invest directly in stock indexes.


                                     III-3

     This chart shows the growth of a hypothetical $10,000 investment made in the stocks representing the S&P 500 Stock Index with and without reinvested dividends.

[GRAPHIC OMITTED]

                    Capital Appreciation       Capital Appreciation
                 and Reinvesting Dividends             only
 1976

 1980

 1984

 1988

 1992

 1996

 2001                  $251,725.00                  $106,850.00

------------
Source: Lipper Inc. Used with permission. All rights reserved. This chart is used for illustrative purposes only and is not intended to represent the past, present or future performance of any Prudential mutual fund. Common stock total return is based on the Standard & Poor's 500 Composite Stock Price Index, a market-value-weighted index made up of 500 of the largest stocks in the U.S. based upon their stock market value. Investors cannot invest directly in indexes.


                                     III-4

[GRAPHIC OMITTED]

U.S.                45.4%
Europe              33.2%
Pacific Basin       18.4%
Canada               3.0%

------------

Source: Morgan Stanley Capital International December 31, 2001. Used with permission. This chart represents the capitalization of major stock markets as measured by the Morgan Stanley Capital International (MSCI) World Index. The total market capitalization is based on the value of approximately 1577 companies in 22 countries (representing approximately 60% of the aggregate market value of the stock exchanges). This chart is for illustrative purposes only and does not represent the allocation of any Prudential mutual fund.



                                     III-5

     This chart below shows the historical volatility of general interest rates as measured by the long U.S. Treasury Bond.

            [GRAPHIC OMITTED]





------------
Source: Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved. The chart illustrates the historical yield of the long-term U.S. Treasury Bond from 1926-2000. Yields represent that of an annually renewed one-bond portfolio with a remaining maturity of approximately 20 years. This chart is for illustrative purposes and should not be constructed to represent the yields of any Prudential mutual fund.


                                     III-6

                                    PART C

                               OTHER INFORMATION


ITEM 23. EXHIBITS

   a. (1) Amended and Restated Articles of Incorporation.

      (2) Amendment to Articles of Incorporation.(1)

      (3) Articles of Amendment.(5)

      (4) Articles Supplementary.(2)

      (5) Articles Supplementary.(3)


   b. By-Laws, as amended through August 24, 2000.(6)


   c. Instruments defining rights of shareholders.(1)


   d. (1) Amended Management Agreement between the Registrant and Prudential Mutual Fund Management, Inc.(5)

      (2) Amended and Restated Subadvisory Agreement between Prudential Investments Fund Management LLC and The Prudential Investment Corporation.(5)

   e. (1) Distribution Agreement between the Registrant and Prudential Investment Management Services LLC.(3)


      (2) Form of Selected Dealer Agreement.(3)


   g. (1) Custodian Contract between the Registrant and State Street Bank and Trust Company.(1)

      (2) Amendment to Custodian Contract.(5)

      (3) Amendment to Custodian Contract, incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A filed on July 31, 2001 of Prudential Natural Resources Fund, Inc. (File No. 33-15166).

      (4) Amendment to Custodian Contract, incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A filed on February 21, 2001 of Prudential Equity Fund, Inc. (File No. 2-75128).

   h. (1) Transfer Agency and Service Agreement between the Registrant and Prudential Mutual Fund Services, Inc.(1)


      (2) Amendment to Transfer Agency Agreement.(5)


   i. Opinion and Consent of Counsel.*


   j. Consent of Independent Accountants.*

   m. (1) Amended and Restated Distribution and Service Plan for Class A Shares.(4)

      (2) Amended and Restated Distribution and Service Plan for Class B Shares.(4)

      (3) Amended and Restated Distribution and Service Plan for Class C Shares.(4)

   n. Amended Rule 18f-3 Plan.(3)

   p. (1)  Fund's Amended Code of Ethics.*


      (2) Manager's, Subadviser's and Distributor's Amended Code of Ethics, incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A filed on September 27, 2001 of the Prudential Investment Portfolios, Inc. (File No. 33-61997).

   q. Powers of Attorney.*

------------
1. Incorporated by reference to Registration Statement on Form N-1A filed on or about November 3, 1995 (File No. 33-63943).

2. Incorporated by reference to Registrant's Post-Effective Amendment No. 2 to its Registration Statement on Form N-1A filed on or about February 28, 1997 (file No. 33-63943).
3. Incorporated by Reference to Registrant's Post-Effective Amendment No. 4 to its Registration Statement on Form N-1A filed on or about December 31, 1998 (file No. 33-63943).
4. Incorporated by reference to Registrant's Post-Effective Amendment No. 5 to its Registration Statement on Form N-1A filed on or about March 1, 1999 (file No. 33-63943).
5. Incorporated by reference to Registrant's Post-Effective Amendment No. 6 to its Registration Statement on Form N-1A filed on March 7, 2000 (file No. 33-63943).
6. Incorporated by reference to Registrant's Post-Effective Amendment No. 7 to its Registration Statement on Form N-1A filed on or about March 1, 2001.

*  Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     None.

ITEM 25. INDEMNIFICATION


     As permitted by Sections 17(h) and (i) of the Investment Company Act of 1940, as amended (1940 Act) and pursuant to Article VII of the Fund's By-Laws (Exhibit (b) to the Registration Statement), the Fund shall indemnify present and former officers, directors, employees and agents against judgments, fines, settlements and expenses, and may advance expenses to such parties to the fullest extent authorized, and in the manner permitted by applicable federal and state law. Section 2-418 of Maryland General Corporation Law permits indemnification of directors unless it is established that (i) the act or omission of the director was material to the matter and (a) was committed in bad faith or (b) was the result of active and deliberate dishonesty; or (ii) the director actually received an improper personal benefit in money, property or services; or (iii) in the case of a criminal proceeding, the director has reasonable cause to believe that the act or omission was unlawful. As permitted by Section 17(i) of the 1940 Act, pursuant to Section 10 of the Distribution Agreement (Exhibits (e)(2) to (e)(5) to the Registration Statement), the Distributor of the Fund may be indemnified against liabilities which it may incur, except liabilities arising from bad faith, gross negligence, willful misfeasance or reckless disregard of duties.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (Securities Act) may be permitted to directors, officers and controlling persons of the Fund pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1940 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Fund of expenses incurred or paid by a director, officer or controlling person of the Fund in connection with the successful defense of any action, suit or proceeding) is asserted against the Fund by such director, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1940 Act and will be governed by the final adjudication of such issue.

     The Fund has purchased an insurance policy insuring its officers and directors against liabilities, and certain costs of defending claims against such officers and directors, to the extent such officers and directors are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers and directors under certain circumstances.

     Section 9 of the Management Agreement (Exhibit (d)(1) to the Registration Statement) and Section 4 of the Subadvisory Agreement (Exhibit (d)(2) to the Registration Statement) limit the liability of Prudential Investments LLC (PI) and Prudential Investment Management, Inc. (PIM), respectively, to liabilities arising from willful misfeasance, bad faith or gross negligence in the performance of their respective duties or from reckless disregard by them of their respective obligations and duties under the agreements.


     The Fund hereby undertakes that it will apply the indemnification provisions of its By-Laws and the Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretation of Sections 17(h) and 17(i) of such Act remain in effect and are consistently applied.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER


     (a) Prudential Investments LLC (PI).


     See "How the Fund is Managed--Manager" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.


     The business and other connections of the officers of PI are listed in Schedules A and D of Form ADV of PI as currently on file with the Securities and Exchange Commission, the text of which is hereby incorporated by reference (File No. 801-31104).

     The business and other connections of PI's directors and principal executive officers are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.




NAME AND ADDRESS                POSITION WITH PI                      PRINCIPAL OCCUPATIONS
----------------                ----------------                      ---------------------
David R. Odenath, Jr.    Officer in Charge, President,   Officer in Charge, President, Chief Executive
                         Chief Executive Officer         Officer and Chief Operating Officer, PI;
                         and Chief Operating             Senior Vice President, The Prudential
                         Officer                         Insurance Company of America
                                                         (Prudential)

Catherine A. Brauer      Executive Vice President        Executive Vice President, PI

John L. Carter           Executive Vice President        Executive Vice President, PI

Robert F. Gunia          Executive Vice President and    Executive Vice President and Chief
                         Chief Administrative            Administrative Officer, PI; Corporate
                         Officer                         Vice President, Prudential; President,
                                                         Prudential Investment Management
                                                         Services LLC (PIMS)

William V. Healey        Executive Vice President,       Executive Vice President, Chief Legal Officer
                         Chief Legal Officer and         and Secretary, PI; Vice President and
                         Secretary                       Associate General Counsel, Prudential;
                                                         Senior Vice President, Chief Legal Officer
                                                         and Secretary, PIMS

Marc S. Levine           Executive Vice President        Executive Vice President, PI

Judy A. Rice             Executive Vice President        Executive Vice President, PI

Ajay Sawhney             Executive Vice President        Executive Vice President, PI

Lynn M. Waldvogel        Executive Vice President        Executive Vice President, PI



     (b) Prudential Investment Management, Inc. (PIM)


     See "How the Fund is Managed--Investment Adviser" in the Prospectus constituting Part A of this Registration Statement and "Investment Advisory and Other Services" in the Statement of Additional Information constituting Part B of this Registration Statement.


     The business and other connections of PIM's directors and executive officers are as set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.


NAME AND ADDRESS                     POSITION WITH PIM                  PRINCIPAL OCCUPATIONS
----------------                     -----------------                  ---------------------
John R. Strangfeld, Jr. .....   Chairman of the Board,        Chief Executive Officer, Prudential
                                President and Chief           Securities Incorporated; Executive Vice
                                Executive Officer and         President, Prudential; President,
                                Director                      Prudential Global Asset Management;
                                                              Chairman of the Board, President, Chief
                                                              Executive Officer and Director, PIM

Bernard B. Winograd .........   Senior Vice President and     Chief Executive Officer, Prudential Real
                                Director                      Estate Investors, Senior Vice President
                                                              and Director, PIM


ITEM 27. PRINCIPAL UNDERWRITERS

     (a) Prudential Investment Management Services LLC (PIMS)


     PIMS is distributor for Cash Accumulation Trust, COMMAND Government Fund, COMMAND Money Fund, COMMAND Tax-Free Fund, Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential California Municipal Fund, Prudential Equity Fund, Inc., Prudential Europe Growth Fund, Inc., Prudential's Gibraltar Fund, Inc., Prudential Global Total Return Fund, Inc., Prudential Government Income Fund, Inc., Prudential Government Securities Trust, Prudential High Yield Fund, Inc., Prudential High Yield Total Return Fund, Inc., Prudential Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., Prudential MoneyMart Assets, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Inc., Prudential Natural Resources Fund, Inc., Prudential Pacific Growth Fund, Inc., Prudential Real Estate Securities Fund, Prudential Sector Funds, Inc., Prudential Short-Term Corporate Bond Fund, Inc., Prudential Small Company Fund, Inc., Prudential-Tax Free Money Fund, Inc., Prudential Tax-Managed Funds, Prudential Tax-Managed Small-Cap Fund, Inc., Prudential Total Return Bond Fund, Inc., Prudential 20/20 Focus Fund, Prudential U.S. Emerging Growth Fund, Inc., Prudential Value Fund, Prudential World Fund, Inc., Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Investment Portfolios, Inc., and The Target Portfolio Trust.

     PIMS is also distributor of the following unit investment trusts: Separate
Accounts: The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Variable Contract GI-2, The Prudential Discovery Select Group Variable Contract Account, The Pruco Life Flexible Premium Variable Annuity Account, The Pruco Life of New Jersey Flexible Premium Variable Annuity Account, The Prudential Individual Variable Contract Account and The Prudential Qualified Individual Variable Contract Account.


     (b) Information concerning the directors and officers of PIMS is set forth below. Except as otherwise indicated the address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.



NAME                             POSITIONS AND OFFICES WITH UNDERWRITER     POSITIONS AND OFFICES WITH REGISTRANT
----                             --------------------------------------     -------------------------------------
Stuart A. Abrams .............   Senior Vice President and Chief            None
213 Washington Street            Compliance Officer
Newark, NJ 07102

Margaret Deverell ............   Vice President and Chief Financial         None
                                 Officer

Robert F. Gunia ..............   President                                  Vice President and Director

William V. Healey ............   Senior Vice President, Secretary and       Assistant Secretary
                                 Chief Legal Officer

Bernard B. Winograd ..........   Executive Vice President                   None

     (c) Registrant has no principal underwriter who is not an affiliated person of the Registrant.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS


     All accounts, books and other documents required to be maintained by
Section 31(a) of the 1940 Act and the Rules thereunder are maintained at the offices of State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, Prudential Investment Management, Inc., Prudential Plaza, 751 Broad Street, Newark, New Jersey 07102, the Registrant, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, and Prudential Mutual Fund Services LLC, 194 Wood Avenue South, Iselin, New Jersey 08830. Documents required by Rules 31a-1(b)(5),(6),(7),(9),(10) and
(11),31a-1(f),31a-1(b)(4) and (11) and 31a-1(d) will be kept at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, 07102-4077, and the remaining accounts, books and other documents required by such other pertinent provisions of Section 31(a) and the Rules promulgated thereunder will be kept by State Street Bank and Trust Company and Prudential Mutual Fund Services LLC.


ITEM 29. MANAGEMENT SERVICES

     Other than as set forth under the caption "How the Fund is Managed" in the Prospectus and the caption "Investment Advisory and Other Services" in the Statement of Additional Information, constituting Parts A and B, respectively, of this Post-Effective Amendment to the Registration Statement, Registrant is not a party to any management-related service contract.


ITEM 30. UNDERTAKING


     Not Applicable.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on the 28th day of February, 2002.



                                        PRUDENTIAL GLOBAL TOTAL RETURN FUND,
                                        INC.

                                        /S/ DAVID R. ODENATH, JR.
                                        --------------------------------------
                                        DAVID R. ODENATH, JR., PRESIDENT


     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.





            SIGNATURE                        TITLE                DATE
            ---------                        -----                ----

                *                         Director
------------------------------
        Saul K. Fenster

                *                         Director
------------------------------
        Delayne D. Gold

                *                         Director
------------------------------
        Robert F. Gunia

                *                         Director
------------------------------
    Douglas H. McCorkindale

                *                         Director
------------------------------
     W. Scott McDonald, Jr.

                *                         Director
------------------------------
       Thomas T. Mooney

                *                         Director
------------------------------
       Stephen P. Munn

                *                         Director
------------------------------
    David R. Odenath, Jr.

                *                         Director
------------------------------
     Richard A. Redeker

                *                         Director
------------------------------
        Judy A. Rice

                *                         Director
------------------------------
       Robin B. Smith

                *                         Director
------------------------------
     Louis A. Weil, III

            SIGNATURE                   TITLE                       DATE
            ---------                   -----                       ----
                *                   Director
------------------------------
      Clay T. Whitehead

                *                   Treasurer and Principal
------------------------------      Financial and Accounting
            Grace C. Torres         Officer


By /s/ Marguerite E.H. Morrison                                February 28, 2002
       -------------------------
       MARGUERITE E.H. MORRISON
       ATTORNEY-IN-FACT

                   PRUDENTIAL GLOBAL TOTAL RETURN FUND, INC.


                               INDEX TO EXHIBITS




EXHIBIT NO.                  DESCRIPTION
-----------                  -----------
    (i)         Opinion and Consent of Counsel.*
    (j)         Consent of Independent Accountants.*
    (p)(1)      Fund's Amended Code of Ethics.*
    (q)         Powers of Attorney.*



------------

*     Filed herewith.